UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07883
ICON Funds

(Exact name of registrant as specified in charter)

5299 DTC Blvd. Suite 1200 Greenwood Village,	CO 80111

(Address of principal executive offices)	(Zip code)
Erik L. Jonson 5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-790-1600
Date of fiscal year end: September 30, 2009
Date of reporting period: September 30, 2009

Item 1. Reports to Stockholders.

2009 Annual Report
ICON Diversified Funds
Investment Update

ICON Bond Fund
ICON Core Equity Fund
ICON Equity Income Fund
ICON Long/Short Fund
ICON Risk-Managed Equity Fund

1-800-764-0442 ï www.iconfunds.com

AR-DIV-09 K04081

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442  •  www.iconfunds.com

About This Report (Unaudited)	2

Message from ICON Funds (Unaudited)	5

Management Overview (Unaudited) and Schedules of Investments
ICON Bond Fund	9
ICON Core Equity Fund	20
ICON Equity Income Fund	27
ICON Long/Short Fund	35
ICON Risk-Managed Equity Fund	44

Financial Statements	55

Financial Highlights	62

Notes to Financial Statements	68

Report of Independent Registered Public Accounting Firm	86

Six Month Hypothetical Expense Example (Unaudited)	87

Board of Trustees and Fund Officers (Unaudited)	90

Other Information (Unaudited)	93

About This Report (unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2009, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2009 are included in each Fund’s Schedule of Investments.

While ICON’s quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock’s performance, and therefore, Fund performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock

2 About This Report

exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team. Therefore, actual outcomes may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not suitable for all investors. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified

About This Report 3

investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The ICON Bond Fund and the Equity Income Fund may invest up to 25% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

•	The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The unmanaged Barclays Capital U.S. Universal Index (formerly known as the Lehman Brothers U.S. Universal Index) represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (“CMBS”) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

Index returns and statistical data included in this Report are provided by Bloomberg, FactSet Research Systems, and Barclays Capital.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4 About This Report

Message From ICON Funds

Road to Recovery

At ICON we believe the bear market from late 2007 through March 2009 can be divided into three phases. The three distinct phases can be seen in the chart below, which reflects the S & P 1500 Index, a broad measure of the U.S. stock market, over the course of a roughly two year period.

Looking at this graph, one can see how the first phase lasted almost a year, beginning with a generally slow, steady decline following the Index’s peak in October 2007. The second phase was a sharp week-long crash following the bankruptcy of Lehman Brothers on September 15, 2008. And the third phase was driven by economic uncertainty as economists (professional and amateur) revised their forecasts for the recession outward and downward, unable to clearly see an end or bottom. As an example, Bloomberg surveys of over 80 economists in January and February 2009 show 3rd quarter GDP forecasts being rapidly revised downward. By mid-March 2009, economists predicted 3rd quarter GDP growth would be 0% on an annual basis. These downward revisions coincided with the stock market’s continued gradual decline that was the final leg of phase 3.

Source: Factset

Message From ICON Funds 5

By mid-September 2009, a survey of those same economists revealed a 3rd quarter GDP forecast of 2.9% growth. That is a huge upward revision since March. If the upward revision proves accurate, it suggests economists and investors alike let their fear and anxiety get the better of them in late 2008 and early 2009. In other words, it seems (and we believe) the bleak initial outlook of 0% growth for 3rd quarter 2009 was both unduly negative and likely way off the mark.

As seen in the graph, the stock market quickly recovered its losses from phase 3 in roughly six months between March and August 2009. The S & P 1500 Index gained 59.9% from March 9 through September 30. Annualized, it equates to a pace of 130.7%, putting this rally among the best by historical standards.

As the market rallied and recovered from phase 3 of the bear market, stock prices moved higher - but so has underlying value as measured by ICON. Over time we bring new earnings into our equation for each company we analyze. In so doing, we drop off old, stale earnings. Our normal process of bringing in 2009 earnings and 2010 estimates has generally added modestly to our calculation of the intrinsic value of most companies. A much bigger boost in intrinsic value has come from the rally in corporate bonds and the accompanying drop in yields. Lower yields equate to higher valuation readings under the ICON system. As corporate bond yields drop and earnings increase, value becomes a target that continually moves higher with prices struggling to play catch-up.

Now, what about recovering from phases 2 and 1 of the bear market? Based on ICON’s valuation readings we feel we can make a few encouraging observations. We believe stocks are currently priced about 10% below our estimate of intrinsic value. If corporate bond yields continue to drop to historical normal levels, and assuming normal earnings growth, we believe conditions are in place for fair market values to eventually exceed even those seen at their peak levels toward the end of 2007. To cut to the chase, we feel we could see a recovery from phases 1 and 2 over the next couple of years.

As for the earnings portion, consensus forecasts from I/B/E/S for S & P 500 index companies anticipate earnings recovery in 2010 and 2011. Although there is often a rapid rebound in earnings coming out of a recession, the I/B/E/S analysts surveyed appear cautious in their forecasts for this recovery. The analysts expect operating EPS for the S & P 500 companies to rise to $71.17 in 2010 (a 27.7% increase over the 2009 estimate of $55.72) and another 13.8% to $81 in 2011. This forecasted earnings growth will increase value (as calculated using ICON’s proprietary methodology) when

6 Message From ICON Funds

earnings are introduced into our valuation equation over the next year or two.

Our belief that corporate bond yields can keep dropping is based on a continuation of the unwinding from the Lehman Brothers bankruptcy last fall. When Lehman Brothers declared bankruptcy in September 2008, corporate bond yields and their spread above Treasury Bonds rose dramatically. Bond investors evidently feared and anticipated many defaults. With the economic and financial setting proving to be better than was initially expected last year, corporate bond yields have been dropping. Yields are far from being back to normal levels, however. Our expectation that corporate bond yields will continue to drop is based on more than just “hoping yields return to normal levels.” Rather, corporate bonds of various qualities and maturities have the valuation and relative strength readings under our system to suggest their moves can continue. In other words, the ICON bond model suggests the rally in corporate bonds is sustainable.

Thus, our case for valuation readings approaching levels not seen since late 2007 is threefold. First, stocks are still priced below our estimate of fair value. Second, we believe new earnings over the next two years will push values higher. Third, and finally, declining yields on corporate bonds should likewise raise value.

The path to recovery is nonetheless unpredictable. During phase 2, from September 30 through October 10, 2008, the S & P 1500 Index dropped 22.9% in eight trading days. Could the phase 2 recovery be a mirror image of the phase 2 collapse, with an equally dramatic upside? It’s possible, but unlikely in our opinion. Instead, a path of two steps forward and one step back is more likely. There remain a lot of jittery, skeptical investors who use advances as an opportunity to exit. To move higher, the market has to absorb or “take out” their shares. While valuations may justify price levels back to those seen at the peak in 2007, the path for stock prices may be a grind.

In conclusion, we see the path to recovery occurring over three distinct phases. As investors came to believe the depression they feared last winter would not materialize, we experienced a phase 3 recovery. We expect the phase 2 recovery will occur as investors realize that the bond default potential is greatly reduced with the start of an economic recovery: in other words, phase 2 might be seen as an unwinding of the Lehman Brothers fallout. We believe phase 1 recovery will occur as investors acknowledge the fact that corporate earnings are advancing - typical of an economic recovery.

So far, off the low last March, the leading industries have come from the Financials sector. Next in line are the cyclical economically sensitive

Message From ICON Funds 7

industries from the following sectors: Materials, Industrials, Consumer Discretionary and Information Technology. Lagging, but still participating, are the so called “recession proof” industries from sectors like Health Care, Utilities and Consumer Staples.

On the road to recovery, ICON will stick to its system of industry rotation as we work to capture industry themes and leadership. While our research team has adjusted to and learned from these unprecedented times, there is always room for improvement. We have emerged from the bear market as a better, more effective money manager and we look forward to serving you in the years ahead.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

8 Message From ICON Funds

Class I IOBIX
Class C IOBCX
Class Z IOBZX

Management Overview
ICON Bond Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the Fund’s fiscal year ended September 30, 2009, the ICON Bond Fund outperformed the Barclays Capital US Universal Index. The Fund returned 13.50% for the Class I shares, 12.80% for the Class C shares and 13.79% for the Class Z shares, while the Barclays Capital US Universal Index returned 10.91%. Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Fund’s healthy exposure to generally riskier corporate bonds and underweight position in risk free Treasury bonds was the primary factor behind the Fund’s relative outperformance. At the outset of the fiscal year, Treasury yields were abnormally low due to the panic following the credit crisis of 2008. On October 1, 2008 the 10-year constant maturity US Treasury yield was 3.81% versus a 6.80% weekly average over the past 50 years.

At the same time, credit spreads (corporate yields relative to an applicable Treasury yield) were near all time highs. On October 3, 2008, the Moody’s Aaa Index traded at 226 basis points above the 10-year US Treasury yield, while the Moody’s Baa Index traded at 416 basis points above the 10-year US Treasury. By comparison, over the past 50 years, the Moody’s Aaa Index has averaged just an 83 basis point spread over the 10-year Treasury while the Baa Index has averaged 181 basis points above the 10-year Treasury.

During fiscal year 2009, ICON’s valuation system, quantitatively based on comparing historical relationships across the credit curve to current relationships, saw tremendous value in corporate bonds and very little value in Treasury bonds. At the same time, the ICON system relies on its relative strength calculations, which pointed to Treasury bonds and away from corporate bonds as the flight to quality clearly favored the former. This left Agency bonds, which offered solid relative strength and decent value after the collapse of Fannie Mae and Freddie Mac, as investors became more assured that Agency bonds at least had the full faith and support of the US government.

The Fund tilted toward Agencies in October and November 2008 and this proved prescient as investors continued to stampede out of riskier assets

Management Overview 9

and into cash and other assets perceived as more stable. On December 5, 2008 the spread between the Moody’s Baa Index and the 10-year Treasury peaked at a 70-year high of 612 basis points. In January 2009, investors who had evidently been hoarding cash recognized the value in corporate bonds and began pouring money into bond funds. Net new cash flows into bond funds rose from -$63.39 billion in the last calendar quarter of 2008 to $53.36 billion in the first quarter of 2009, to $88.92 billion in the second quarter, and to an estimated $132.45 billion in the third quarter. This increase in demand for bonds tightened spreads and led corporate bonds to one of their best years ever. As relative strength began to reemerge in corporate bonds, the Fund took a strong overweight position and fully participated in this rally.

It is important to note that in response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Q.	How did the Fund’s composition affect performance?

A.	As discussed above, the Fund’s composition, which was heavy in corporate debt and light in US Treasury debt, was essential to the Fund’s outperforming its benchmarks. The Moody’s Baa Index yield fell from 7.85% at the outset of the fiscal year to 6.17% at the end of the year. Similarly, the Moody’s Aaa Index yield fell from 6.01% at the outset of the fiscal year to 5.04% by year-end. In contrast, the constant maturity 10-year US Treasury note yield fell only 54 basis points from 3.85% to 3.31%.

The Fund’s tilt towards Agency debt at the beginning of the fiscal year aided performance as corporate bond yields rose during October and November of 2008. Finally, the Fund’s strong weighting and timing in Treasury Inflation Protected Securities (“TIPS”) added to performance. The Fund added $10.42 million in TIPS from December to mid-March when inflation expectations were low and sold the same securities for $10.79 million in May and June as inflation expectations increased with the strong equity rally.

10 Management Overview

Q.	What is your investment outlook for the bond market?

A.	Although corporate credit spreads have tightened, there is room for spreads to narrow significantly based on historical averages. As of September 25, 2009, the Moody’s Aaa Index yield stood at 171 basis points over the 10-year constant maturity US Treasury versus its 89 basis point weekly average dating back to January 1962. Similarly, the Moody’s Baa Index yield stood at 284 basis points over the 10-year constant maturity US Treasury compared to its 191 basis point weekly average since January 1962. Based on ICON’s system, these conditions suggest considerable value remains in corporate bonds along with exceptional relative strength following the 2009 rally.

Although we believe fixed coupon Treasury bonds should be avoided given their current metrics, as fiscal year 2009 comes to an end we are not overly concerned with rampant inflation or rapidly rising government bond yields. Our research suggests inflation tends to be mild following recessions. Further, we believe unemployment, rising savings rates and diminished resource utilization should keep inflation and government bond yields relatively low for the near future. Finally, the continued demand for bonds from investors in the face of a deleveraging corporate and consumer environment should support lower bond yields. In sum, we remain relatively bullish on the bond market in general and the corporate bond market in particular.

ICON Bond Fund
Credit Diversification
September 30, 2009

Aaa	0.3%
Aa1	0.9%
Aa2	3.1%
Aa3	1.3%
A1	6.7%
A2	12.3%
A3	14.2%
Baa1	10.0%
Baa2	12.1%
Baa3	20.2%
Ba1	5.3%
Ba2	2.3%
Ba3	1.8%
B1	2.5%
B2	0.8%
B3	0.1%
Caa1	0.6%
Ca	0.4%
Not Rated	0.6%

95.5%

Percentages are based upon corporate bond investments as a percentage of net assets.

Ratings based on Moody’s Investors Service, Inc.

Management Overview 11

ICON Bond Fund
Average Annual Total Return
as of September 30, 2009

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Bond Fund - Class I	9/30/02	13.50%	4.00%	4.79%	1.08%	1.00%

Barclays Capital U.S. Universal Index		10.91%	5.16%	5.33%	N/A	N/A

ICON Bond Fund - Class C	10/21/02	12.80%	3.37%	4.54%	2.42%	1.60%

Barclays Capital U.S. Universal Index		10.91%	5.16%	5.67%	N/A	N/A

ICON Bond Fund - Class Z	5/6/04	13.79%	4.22%	4.72%	186.00%	0.75%

Barclays Capital U.S. Universal Index		10.91%	5.16%	5.58%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 26, 2009 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

12 Management Overview

ICON Bond Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 13

ICON Bond Fund
Schedule of Investments
September 30, 2009

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Corporate Bonds (95.5%)
$220,000	Ace INA Holdings, Inc.	8.88%	08/15/29	$273,822
500,000	AK Steel Corp.	7.75%	06/15/12	501,875
700,000	Alcoa, Inc.(a)	6.50%	06/01/11	724,300
1,000,000	Alcoa, Inc.	5.55%	02/01/17	970,743
1,000,000	Alcoa, Inc.	6.75%	07/15/18	1,002,484
1,000,000	Allied Waste North America	6.50%	11/15/10	1,032,500
1,000,000	Allied Waste North America	6.88%	06/01/17	1,056,177
1,000,000	Altria Group, Inc.	7.75%	02/06/14	1,139,735
500,000	AmerenEnergy Generating Co.	7.00%	04/15/18	506,086
1,800,000	American Express Credit Co.(c)	0.37%	02/24/12	1,723,493
500,000	American Express Credit Co.	7.30%	08/20/13	554,496
1,000,000	American Express Credit Co.	7.00%	03/19/18	1,100,078
250,000	American General Finance Corp.	3.88%	10/01/09	250,000
250,000	American General Finance Corp.	5.20%	12/15/11	201,580
750,000	American General Finance Corp.	5.38%	10/01/12	579,670
400,000	American International Group, Inc.	5.38%	10/18/11	370,038
1,000,000	Anadarko Petroleum Corp.	8.70%	03/15/19	1,195,661
650,000	Arizona Public Service Co.	6.38%	10/15/11	690,069
500,000	AT&T, Inc.	5.80%	02/15/19	535,018
500,000	AutoZone, Inc.(a)	4.38%	06/01/13	505,058
500,000	AutoZone, Inc.	5.50%	11/15/15	530,477
500,000	Ball Corp.	6.88%	12/15/12	506,250
1,500,000	Bank of America Corp.	6.25%	04/15/12	1,591,561
1,000,000	Bank of America Corp.	4.88%	09/15/12	1,026,781
1,250,000	Bank of America Corp.	5.42%	03/15/17	1,194,322
950,000	Bank of America Corp.(c)	0.60%	06/15/17	791,445
2,000,000	BB&T Corp.	6.50%	08/01/11	2,111,772
410,000	Bell Atlantic Maryland	8.30%	08/01/31	469,161
750,000	Boston Scientific Corp.	6.00%	06/15/11	770,625
1,500,000	Caterpillar Financial Services Corp.	6.13%	02/17/14	1,644,475
150,000	Centex Corp.	4.55%	11/01/10	151,500
1,127,000	Chartered Semiconductor - YD	5.75%	08/03/10	1,131,865
500,000	Chesapeake Energy Corp.	7.00%	08/15/14	483,750
500,000	Chesapeake Energy Corp.	6.63%	01/15/16	472,500
450,000	Cincinnati Financial Corp.	6.90%	05/15/28	279,703

14 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$750,000	CIT Group, Inc.	4.75%	12/15/10	$518,117
355,000	CIT Group, Inc.	7.75%	04/02/12	223,778
775,000	Citigroup, Inc.	6.50%	01/18/11	803,644
1,000,000	Citigroup, Inc.	6.00%	02/21/12	1,038,814
850,000	Citigroup, Inc.	5.30%	10/17/12	876,987
1,000,000	Citigroup, Inc.(c)	0.58%	06/09/16	831,532
639,000	Comcast Cable Communications Holdings	8.38%	03/15/13	742,167
400,000	Comcast Cable Communications Holdings	8.88%	05/01/17	493,307
500,000	Comcast Cable Holdings LLC	9.80%	02/01/12	576,193
550,000	Comerica Bank	7.13%	12/01/13	533,832
500,000	ConocoPhillips	4.75%	02/01/14	537,935
500,000	Consolidated Edison Co. of New York	5.55%	04/01/14	547,235
1,000,000	Constellation Energy Group, Inc.	4.55%	06/15/15	974,489
2,000,000	Coventry Health Care, Inc.	5.88%	01/15/12	1,979,538
1,000,000	Coventry Health Care, Inc.	6.13%	01/15/15	964,284
114,000	Cox Communications, Inc.	7.63%	06/15/25	128,992
500,000	Credit Suisse New York - YD	5.50%	05/01/14	537,290
500,000	Credit Suisse New York - YD	6.00%	02/15/18	523,478
1,000,000	Credit Suisse USA, Inc.	6.13%	11/15/11	1,079,485
500,000	CSX Corp.	5.75%	03/15/13	533,165
1,100,000	CSX Corp.	7.38%	02/01/19	1,294,461
1,000,000	CVS Caremark Corp.	5.75%	06/01/17	1,070,505
750,000	Daimler Finance NA	8.00%	06/15/10	780,619
1,000,000	Daimler Finance NA	7.75%	01/18/11	1,059,899
2,500,000	Daimler Finance NA	6.50%	11/15/13	2,693,382
500,000	Denbury Resources, Inc.	9.75%	03/01/16	531,250
232,000	Dillard’s, Inc.	9.13%	08/01/11	229,100
850,000	DPL, Inc.	6.88%	09/01/11	915,288
450,000	E.I. Du Pont de Nemours	5.00%	07/15/13	490,189
1,000,000	E.I. Du Pont De Nemours(a)	4.75%	03/15/15	1,071,852
450,000	Exelon Generation Co., LLC	5.35%	01/15/14	475,997
750,000	Exelon Generation Co., LLC	6.20%	10/01/17	818,523
500,000	Farmers Insurance Capital Notes(b)	7.20%	07/15/48	419,383
6,000	First American Financial Corp.	7.55%	04/01/28	4,312
23,000	FirstEnergy Corp.	6.45%	11/15/11	24,876
1,000,000	Fiserv, Inc.	6.13%	11/20/12	1,083,837
750,000	Fortune Brands, Inc.	4.88%	12/01/13	751,490
500,000	Freeport-McMoRan Copper & Gold, Inc.	8.25%	04/01/15	531,875
600,000	Freeport-McMoRan Copper & Gold, Inc.	8.38%	04/01/17	638,250
1,000,000	Frontier Communications Corp.	8.13%	10/01/18	1,006,250
1,000,000	General Electric Capital Corp.	5.25%	10/19/12	1,057,242

Schedule of Investments 15

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$500,000	General Electric Capital Corp.	5.45%	01/15/13	$526,935
1,000,000	General Electric Capital Corp.(c)	0.61%	05/08/13	912,009
500,000	General Electric Capital Corp.	4.75%	09/15/14	513,275
1,000,000	General Electric Capital Corp.(c)	0.66%	05/11/16	840,043
397,000	Genworth Financial, Inc.	5.65%	06/15/12	380,914
450,000	Hartford Financial Services Group	5.25%	10/15/11	450,192
700,000	Hartford Financial Services Group	5.38%	03/15/17	640,881
1,000,000	Hartford Financial Services Group	6.30%	03/15/18	974,298
1,000,000	Hartford Financial Services Group	6.00%	01/15/19	948,336
1,000,000	Health Care Property Investors, Inc.	5.65%	12/15/13	989,334
1,000,000	Horace Mann Educators Corp.	6.85%	04/15/16	969,698
500,000	HSBC Finance Corp.	7.00%	05/15/12	540,131
900,000	HSBC Finance Corp.	5.90%	06/19/12	949,911
500,000	HSBC Finance Corp.	4.75%	07/15/13	508,277
1,900,000	HSBC Finance Corp.(c)	0.10%	11/10/13	1,642,417
2,000,000	HSBC Finance Corp.	5.00%	06/30/15	2,007,664
1,000,000	Humana, Inc.	7.20%	06/15/18	1,012,067
900,000	Ingersoll-Rand Global Holding Co.	9.50%	04/15/14	1,063,466
950,000	International Business Machines Corp.	8.38%	11/01/19	1,255,462
250,000	International Lease Finance Corp.	5.63%	09/15/10	238,569
294,000	International Lease Finance Corp.	4.88%	09/01/10	275,682
800,000	International Lease Finance Corp.	5.75%	06/15/11	728,709
900,000	International Paper Co.	7.95%	06/15/18	975,562
450,000	John Hancock(b)	7.38%	02/15/24	471,365
1,850,000	JPMorgan Chase & Co.	6.63%	03/15/12	2,019,763
1,000,000	JPMorgan Chase Bank NA(c)	0.63%	06/13/16	930,047
950,000	Kraft Foods, Inc.	6.13%	02/01/18	1,006,695
750,000	Land O’Lakes, Inc.	9.00%	12/15/10	760,312
1,000,000	Lincoln National Corp.	7.00%	03/15/18	1,034,433
2,000,000	Lincoln National Corp.	8.75%	07/01/19	2,313,134
1,500,000	Marathon Oil Corp.	6.50%	02/15/14	1,651,770
1,000,000	Massey Energy Co.	6.63%	11/15/10	982,750
1,350,000	Merrill Lynch & Co.	5.45%	02/05/13	1,399,843
1,100,000	Merrill Lynch & Co.(c)	0.62%	05/05/14	974,006
500,000	MetLife, Inc.	6.75%	06/01/16	558,004
500,000	Microsoft Corp.	4.20%	06/01/19	514,790
1,000,000	Morgan Stanley	5.75%	08/31/12	1,070,112
500,000	Morgan Stanley	5.30%	03/01/13	523,916
500,000	Morgan Stanley(c)	0.84%	01/09/14	465,208
1,500,000	Morgan Stanley	4.75%	04/01/14	1,488,930
1,000,000	Morgan Stanley(c)	0.99%	10/15/15	914,707

16 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$1,000,000	Motorola, Inc.	7.63%	11/15/10	$1,041,250
1,000,000	Motorola, Inc.	8.00%	11/01/11	1,066,012
600,000	Nalco Co.	7.75%	11/15/11	600,000
1,000,000	National City Bank(c)	0.68%	06/07/17	801,312
400,000	New Jersey Bell Telephone	7.85%	11/15/29	443,326
500,000	Newfield Exploration Co.	7.13%	05/15/18	498,750
1,000,000	Newmont Mining Corp.	5.13%	10/01/19	999,558
122,000	NLV Financial Corp.(b)	6.50%	03/15/35	78,587
900,000	Nordstrom, Inc.	6.75%	06/01/14	987,294
500,000	NRG Energy, Inc.	7.38%	02/01/16	483,750
1,000,000	NRG Energy, Inc.	7.38%	01/15/17	967,500
1,000,000	Peabody Energy Corp.	6.88%	03/15/13	1,010,000
1,000,000	Potash Corp. of Saskatchewan, Inc.	4.88%	03/30/20	998,854
600,000	PPG Industries, Inc.	5.75%	03/15/13	634,330
1,750,000	PPL Energy Supply LLC	6.50%	05/01/18	1,885,718
950,000	Protective Life Corp.	6.40%	01/15/18	927,503
400,000	Prudential Financial, Inc.	5.10%	09/20/14	404,205
1,600,000	Prudential Financial, Inc.	4.75%	09/17/15	1,588,774
2,050,000	Prudential Financial, Inc.	6.10%	06/15/17	2,059,043
225,000	PSEG Energy Holdings LLC	8.50%	06/15/11	238,254
500,000	R.R. Donnelley & Sons Co.	4.95%	04/01/14	481,121
750,000	RadioShack Corp.	7.38%	05/15/11	757,500
1,000,000	Reliance Steel & Aluminum Co.	6.20%	11/15/16	990,285
1,000,000	Reynolds American, Inc.	7.25%	06/01/12	1,074,117
900,000	Reynolds American, Inc.	7.25%	06/01/13	979,240
1,250,000	Rio Tinto Finance USA, Ltd. - YD	5.88%	07/15/13	1,346,782
250,000	Rogers Communications, Inc. - YD	8.00%	12/15/12	256,875
800,000	Rohm & Haas Co.	5.60%	03/15/13	835,257
500,000	Rohm & Haas Co.	6.00%	09/15/17	498,206
1,000,000	Rowan Cos., Inc.	7.88%	08/01/19	1,075,180
600,000	Ryder System, Inc.	5.00%	04/01/11	615,224
500,000	Ryder System, Inc.	5.85%	03/01/14	520,197
500,000	Sempra Energy Corp.	6.00%	02/01/13	529,671
500,000	Simon Property Group LP	4.88%	03/18/10	504,319
500,000	Simon Property Group LP	5.00%	03/01/12	515,604
500,000	Simon Property Group LP	5.75%	05/01/12	522,467
500,000	Simon Property Group LP	5.45%	03/15/13	511,026
1,750,000	SLM Corp.	5.13%	08/27/12	1,497,429
1,000,000	SLM Corp.	5.38%	01/15/13	833,758
500,000	SLM Corp.	5.38%	05/15/14	382,689
1,000,000	Smithfield Foods, Inc.(a)	8.00%	10/15/09	1,000,000

Schedule of Investments 17

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$1,000,000	State Street Bank & Trust(c)	0.51%	12/08/15	$926,422
1,000,000	Suntrust Bank(c)	0.90%	04/01/15	865,840
1,000,000	Target Corp.	6.00%	01/15/18	1,126,614
350,000	Telefonica de Argentina - YD	9.13%	11/07/10	364,000
500,000	Tennessee Gas Pipeline	7.00%	10/15/28	532,781
500,000	Tesoro Corp.	6.63%	11/01/15	462,500
1,100,000	The AES Corp.	7.75%	10/15/15	1,105,500
600,000	The Black & Decker Corp.	8.95%	04/15/14	705,038
500,000	The Coca-Cola Co.	4.88%	03/15/19	527,674
400,000	The Dow Chemical Co.	6.00%	10/01/12	426,021
800,000	The Dow Chemical Co.	7.60%	05/15/14	884,999
1,000,000	The Dow Chemical Co.	5.70%	05/15/18	985,914
250,000	The Goldman Sachs Group, Inc.	7.35%	10/01/09	250,046
1,000,000	The Goldman Sachs Group, Inc.	5.70%	09/01/12	1,078,974
1,000,000	The Goldman Sachs Group, Inc.(c)	0.74%	03/22/16	943,118
1,000,000	The Goldman Sachs Group, Inc.	7.50%	02/15/19	1,143,617
750,000	The Western Union Co.	5.93%	10/01/16	812,714
250,000	The Williams Cos., Inc.	7.13%	09/01/11	265,082
2,000,000	Torchmark Corp.	6.38%	06/15/16	2,040,560
750,000	Transocean, Ltd. - YD	5.25%	03/15/13	792,975
1,000,000	Unilever Capital Corp.	4.80%	02/15/19	1,050,820
1,000,000	United States Steel Corp.	6.05%	06/01/17	933,992
1,000,000	UnitedHealth Group, Inc.	5.50%	11/15/12	1,070,831
500,000	UnitedHealth Group, Inc.	4.88%	02/15/13	519,686
1,660,000	Valero Energy Corp.	6.13%	06/15/17	1,713,850
1,000,000	Verizon Communications, Inc.	6.88%	06/15/12	1,115,067
500,000	Verizon Pennsylvania	5.65%	11/15/11	532,603
1,000,000	Viacom, Inc.	6.63%	05/15/11	1,047,528
2,000,000	Wachovia Corp.(c)	0.67%	08/01/13	1,910,890
1,500,000	Wachovia Corp.	5.25%	08/01/14	1,523,346
500,000	Wells Fargo & Co.	5.25%	10/23/12	533,468
900,000	Wells Fargo Bank NA(c)	0.65%	05/16/16	777,058
1,000,000	Whirlpool Corp.	7.75%	07/15/16	1,074,941
1,000,000	Whiting Petroleum Corp.	7.00%	02/01/14	987,500
1,000,000	Willis Group Holdings, Ltd.	6.20%	03/28/17	978,884
100,000	Xerox Corp.	5.65%	05/15/13	104,059
500,000	Xerox Corp.	7.63%	06/15/13	513,489

Total Corporate Bonds (Cost $158,625,879)				163,954,897

18 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

U.S. Government And U.S. Government Agency Bonds (0.5%)
$825,000	Fannie Mae	5.13%	01/02/14	$875,325

Total U.S. Government And U.S. Government Agency Bonds (Cost $808,682)				875,325
Foreign Government Bond (0.3%)
500,000	Republic of South Africa - YD	6.50%	06/02/14	547,500

Total Foreign Government Bonds (Cost $514,179)				547,500
Short-Term Investment (3.0%)
5,142,191	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#			5,142,191

Total Short-Term Investments (Cost $5,142,191)				5,142,191
Mutual Funds (1.7%)
2,877,101	Invesco Aim Liquid Assets Portfolio, 0.28%^			2,877,101

Total Mutual Funds (Cost $2,877,101)				2,877,101
Total Investments 101.0% (Cost $167,968,032)				173,397,014
Liabilities Less Other Assets (1.0)%				(1,724,116)

Net Assets 100.0%				$171,672,898

The accompanying notes are an integral part of the financial statements.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2009.

^	Investments made with cash collateral received from securities on loan. The rate listed is as of September 30, 2009.

(a)	All or a portion of the security was on loan as of September 30, 2009.

(b)	Security was acquired pursuant to Rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale. These securities are considered to be illiquid. The aggregate value of these securities at September 30, 2009 was $969,335, which represented 0.56% of the Fund’s Net Assets.

(c)	Floating Rate Security. Rate disclosed is as of September 30, 2009.

YD	Yankee Dollar Bond

Schedule of Investments 19

Class I ICNIX
Class C ICNCX
Class Z ICNZX
Class A ICNAX

Management Overview
ICON Core Equity Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2009, the Fund’s benchmark, the S&P Composite 1500 Index, lost 6.77%, compared to the ICON Core Equity Fund’s return of -19.22% for Class I shares, -19.98% for Class C shares, and -19.31% for Class Z shares. Class A shares of the Fund have returned -20.05% (and -24.68% with maximum sales charge). Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	We utilize a two-part investment process that relies on aggregated company-specific valuations and relative strength measurements to aid in our industry rotation methodology. In response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better-equipped to handle all types of market conditions.

Going into calendar year 2009, we saw bargains in virtually every segment of the equity market. Because we saw value throughout the market, the Fund was fully invested and heavily allocated in the cyclical-based Financial, Industrials, Consumer Discretionary, and Energy Sectors in anticipation of a market rebound. Unfortunately, fears about the economy and consumer demand disconnected equity prices from their fundamentals and the market continued its free-fall with the S&P 1500 Index losing almost 25% in just over 2 months between December 31, 2008 and March 9, 2009. While the Fund’s holdings were distributed where we thought we saw the most value, the Fund nonetheless underperformed the benchmarks during this time period.

Improved debt markets and economic outlooks sparked one of the strongest equity rallies in recent history, as the S&P 1500 Index increased over 59% between March 9 and September 30, 2009. The ICON Core Equity Fund, utilizing the modified methodology referenced above, performed well during this rally, returning over 64% and outperforming the broad-based S&P 1500 by over 400 basis points.

20 Management Overview

One other performance time-period is important to note. Our modified valuation calculation went into effect on February 1, 2009. Between February 1 and fiscal year-end, the ICON Core Equity Fund returned 34.52% compared to a return of 31.24% for the S&P 1500 Index. In other words, the Fund outperformed its benchmark by over 300 basis points. While this is a relatively short time period, we believe the Fund’s performance reflects the improvements of the modified formula and we hope to continue using these modifications effectively in the future.

Q.	How did the Fund’s composition affect performance?

A.	The ICON Core Equity Fund faced a challenging environment in fiscal year 2009. In spite of the rally off the March 9 low, only two of the nine sectors we follow within the S&P 1500 produced positive returns during the time period: Information Technology & Consumer Discretionary. The seven remaining sectors produced negative returns. The sectors that contributed most to the Fund’s performance were Information Technology, Materials, and Energy. The sectors that detracted most from absolute performance include Financials, Industrials, and Consumer Discretionary. Overweight industry positions and underperformance within these sectors created negative returns during the last 12 months.

On an industry level, looking at the S&P 1500 Index, the variance of returns across the market as a whole is remarkable to us. For example, the best performing industry produced a positive 84% return while the worst performing industry produced a -68% return. Additionally, only 49 of the 154 industries within the S&P 1500 produced positive returns during fiscal year 2009, creating an environment where the majority of industries produced negative absolute returns. The industries that contributed most to the Fund’s performance include investment banking & brokerage, systems software, diversified chemicals, multi-line insurance, and commodity chemicals. The industries that detracted most from performance during fiscal year 2009 include other diversified financial services, regional banks, life & health insurance, managed health care, and airlines.

Q.	What is your investment outlook for the equity market?

A.	As of the end of fiscal year 2009, we calculated a value-to-price ratio (“V/P”) of 1.09 for the domestic equity markets. Thus, under the ICON methodology, a V/P of 1.09 indicates domestic stocks are trading at an approximate 9% discount to our estimation of their intrinsic value. While many economic pundits and market analysts have claimed that the market has moved “too far, too fast”, our disciplined valuation approach nonetheless suggests upside potential for our investors. On a sector basis,

Management Overview 21

the most attractive areas within the market continue to be Financials, Industrials, Information Technology, and Health Care. Moving forward, we will continue to do what we’ve always done by allocating towards industries within these sectors that reflect strong combinations of value and relative strength.

ICON Core Equity Fund
Sector Composition
as of September 30, 2009

Financial	21.4%
Industrials	18.2%
Information Technology	17.5%
Energy	10.0%
Health Care	9.3%
Consumer Discretionary	8.0%
Leisure and Consumer Staples	6.9%
Materials	5.9%

97.2%

Percentages are based upon common stock as a percentage of net assets.

ICON Core Equity Fund
Industry Composition
as of September 30, 2009

Life & Health Insurance	5.6%
Oil & Gas Drilling	5.3%
Computer Hardware	4.8%
Railroads	4.4%
Apparel Retail	4.4%
Diversified Banks	4.2%
Communications Equipment	4.2%
Industrial Machinery	4.2%
Health Care Equipment	3.9%
Industrial Conglomerates	3.9%
Other Diversified Financial Services	3.7%
Movies & Entertainment	3.1%
Systems Software	3.1%
Drug Retail	3.0%
Airlines	3.0%
Integrated Oil & Gas	3.0%
Life Sciences Tools & Services	2.9%
Investment Banking & Brokerage	2.6%
Aerospace & Defense	2.2%
Internet Software & Services	2.1%
Multi-Line Insurance	2.1%
Consumer Finance	2.1%
Specialty Chemicals	2.1%
Industrial Gases	2.1%
Oil & Gas Storage & Transportation	1.6%
Health Care Services	1.6%
Apparel, Accessories & Luxury Goods	1.5%
Technology Distributors	1.4%
Homebuilding	1.2%
Pharmaceuticals	1.2%
Data Processing & Outsourced Services	1.1%
Footwear	1.0%
Health Care Distributors	1.0%
Other Industries (each less than 1%)	3.6%

97.2%

Percentages are based upon common stock as a percentage of net assets.

22 Management Overview

ICON Core Equity Fund
Average Annual Total Return
as of September 30, 2009

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Core Equity Fund - Class I	10/12/00	-19.22%	-2.85%	1.38%	1.27%	1.27%

S&P Composite 1500 Index		-6.77%	1.38%	-0.02%	N/A	N/A

ICON Core Equity Fund - Class C	11/28/00	-19.98%	-3.65%	-0.08%	2.05%	2.05%

S&P Composite 1500 Index		-6.77%	1.38%	-0.16%	N/A	N/A

ICON Core Equity Fund - Class Z	5/6/04	-19.31%	-2.89%	-1.63%	1.34%	1.34%

S&P Composite 1500 Index		-6.77%	1.38%	1.47%	N/A	N/A

ICON Core Equity Fund - Class A	5/31/06	-20.05%	N/A	-12.12%	2.09%	2.09%

ICON Core Equity Fund - Class A
(including maximum sales charge of 5.75%)	5/31/06	-24.68%	N/A	-13.66%	2.09%	2.09%

S&P Composite 1500 Index		-6.77%	N/A	-3.17%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restated as of June 8, 2004. Class Z shares are available only to institutional investors.

*	Please see the January 26, 2009 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

Management Overview 23

ICON Core Equity Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

24 Management Overview

ICON Core Equity Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (97.2%)
22,100	Accenture PLC	$823,667
52,800	Aflac, Inc.	2,256,672
13,500	Air Products & Chemicals, Inc.	1,047,330
37,500	Alaska Air Group, Inc.†	1,004,625
58,900	Albemarle Corp.	2,037,940
35,900	Amedisys, Inc.†(a)	1,566,317
52,300	Avnet, Inc.†	1,358,231
159,400	Bank of America Corp.(a)	2,697,048
60,700	BE Aerospace, Inc.†(a)	1,222,498
11,700	Becton, Dickinson & Co.	816,075
37,600	Cash America International, Inc.	1,134,016
12,200	China Petroleum and Chemical Corp. - ADR(a)	1,038,830
104,100	Cisco Systems, Inc.†	2,450,514
19,900	Computer Sciences Corp.†	1,048,929
29,800	Covance, Inc.†(a)	1,613,670
16,600	Credicorp, Ltd.	1,290,816
50,400	CSX Corp.	2,109,744
39,700	CVS Caremark Corp.	1,418,878
31,800	Desarrolladora Homex S.A. de C.V. - ADR†(a)	1,201,404
21,600	Diamond Offshore Drilling, Inc.(a)	2,063,232
60,400	Dollar Financial Corp.†(a)	967,608
13,200	FMC Corp.	742,500
112,600	General Electric Co.(a)	1,848,892
4,300	Google, Inc. - Class A†	2,132,155
46,600	Guess?, Inc.	1,726,064
44,300	Hewlett-Packard Co.	2,091,403
26,400	Honeywell International, Inc.	980,760
21,900	International Business Machines Corp.	2,619,459
21,800	JPMorgan Chase & Co.	955,276
14,300	McDonald’s Corp.	816,101
37,400	Medtronic, Inc.	1,376,320
36,300	Merck & Co., Inc.(a)	1,148,169
48,600	Methanex Corp.	841,266
60,100	MetLife, Inc.(a)	2,288,008
116,900	Microsoft Corp.	3,026,541
39,400	Middleby Corp.†(a)	2,167,394
17,300	Morgan Stanley	534,224
16,200	Murphy Oil Corp.(a)	932,634
99,400	Navios Maritime Holdings, Inc.	488,054
58,800	Noble Corp.	2,232,048
89,800	PAREXEL International Corp.†	1,220,382
37,600	Parker Hannifin Corp.(a)	1,949,184
35,500	Patterson Cos., Inc.†	967,375
12,100	Praxair, Inc.	988,449
19,800	Prudential Financial, Inc.	988,218

Schedule of Investments 25

Shares or Principal Amount		Value

105,400	Republic Airways Holdings, Inc.†(a)	$983,382
24,700	Research In Motion, Ltd.†	1,668,485
128,700	Ship Finance International, Ltd.(a)	1,581,723
59,600	SkyWest, Inc.	988,168
43,200	StatoilHydro ASA - ADR	973,728
161,200	Symmetry Medical, Inc.†	1,671,644
11,300	The Goldman Sachs Group, Inc.(a)	2,083,155
79,400	The Hartford Financial Services Group, Inc.	2,104,100
50,500	Time Warner, Inc.(a)	1,453,390
43,000	TJX Cos., Inc.	1,597,450
11,500	Transocean, Ltd.†	983,595
57,900	Tyco International, Ltd.	1,996,392
64,900	U.S. Bancorp	1,418,714
39,000	Union Pacific Corp.	2,275,650
33,400	Urban Outfitters, Inc.†	1,007,678
21,100	V.F. Corp.	1,528,273
56,200	Viacom, Inc. - Class B†	1,575,848
42,600	Walgreen Co.(a)	1,596,222
50,300	Wells Fargo & Co.(a)	1,417,454
39,500	Wolverine World Wide, Inc.	981,180

Total Common Stocks (Cost $77,720,435)		96,115,151

Short-Term Investments (4.3%)
$4,248,126	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#	4,248,126

Total Short-Term Investments (Cost $4,248,126)		4,248,126
Mutual Funds (28.1%)
27,814,062	Invesco Aim Liquid Assets Portfolio, 0.28%^	27,814,062

Total Mutual Funds (Cost $27,814,062)		27,814,062
Total Investments 129.6% (Cost $109,782,623)		128,177,339
Liabilities Less Other Assets (29.6)%		(29,270,691)

Net Assets 100.0%		$98,906,648

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2009.

^	Investments made with cash collateral received from securities on loan. The rate listed is as of September 30, 2009.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

26 Schedule of Investments

Class I IOEIX
Class C IOECX
Class Z IOEZX
Class A IEQAX

Management Overview
ICON Equity Income Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Equity Income Fund returned -9.48% for the Class I shares, -10.12% for the Class C shares, -9.20% for the Class Z shares for the fiscal year ended September 30, 2009 underperforming the Fund’s benchmark, the S&P Composite 1500 Index, which lost 6.77% during the same period. Class A shares of the Fund returned -9.53% (and -14.74% with maximum sales charge) during the same period. Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Equity Income Fund lagged its benchmark as the financial crisis that began last year culminated in a widespread, broad market sell-off in March 2009. Asset write-downs eroded the capital structure of numerous commercial and investment banks, culminating with the collapse of 107 financial institutions - with 11 of these closures reported by the FDIC during September 2009.

The Federal Reserve continued its extraordinary steps to infuse liquidity and stimulate lending during fiscal year 2009. The target for the Federal Funds Rate was lowered from 2.00% to between 0% and 0.25% and the Troubled Asset Relief Program (“TARP”), begun in 2008 under the Bush administration, was handed off to Timothy Geithner under the Obama administration. As the year progressed and the markets improved, several banks began to repay TARP funds they had received earlier.

We believe the volatility experienced by the Fund was a reflection in part of the fear that dominated the broader markets for the first half of the fiscal year. As investors worried about the prospect of a crushing economic downturn, the broad S&P 1500 index reached new lows for the decade on March 9, 2009. Shortly thereafter, however, signs emerged that the economy may have bottomed without the U.S. experiencing the depression many investors feared and anticipated, and the equity markets rallied in response. From March 9 to the end of the fiscal year, the S&P 1500 index returned 59.91%. The ICON Equity Income Fund Class I gained 64.28% during the same time period.

It is important to note that in response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully

Management Overview 27

accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Q.	How did the Fund’s composition affect performance?

A.	The Fund was able to take advantage of opportunities in the high yield bond market in early 2009. Later in the fiscal year, we opted to purchase high yield ETFs rather than the bonds directly in an effort to manage the bid/ask spreads. We availed ourselves of a similar opportunity with preferred stocks as well. While the Fund did hold some preferred stock directly, the Fund held a larger position in preferred ETFs. These ETFs not only helped in the overall current yield of the Fund, they also contributed to the Fund’s returns through capital appreciation. The Fund’s Information Technology sector holdings (and, in particular, the Fund’s position in the semiconductor industry) likewise benefited returns.

The first half of fiscal year 2009 was marked by extreme volatility, with sudden, dramatic shifts in sector leaders. This environment made it difficult for us to uncover a lasting theme of any sort. Although we were quick to identify industries which seemed to initially perform well off each market low, new industry leadership would quickly emerge in a schizophrenic market. Performance suffered as the Fund lost ground when industry leaders became industry laggards virtually overnight. The Fund’s positions in the Financial and Industrial sectors in particular proved detrimental to performance.

Q.	What is your investment outlook for the market?

A.	As the fiscal year ends, we measure the fair value for the broad equity market to be approximately 9% higher than where prices are currently trading. Further, corporate bond yields (which are still significantly higher than treasury yields) could extend the current market rally. The favorable spreads in corporate bond yields suggest there may be opportunities for income and capital appreciation for both high yield bonds and preferred stock.

28 Management Overview

ICON Equity Income Fund
Sector Composition
as of September 30, 2009

Financial	20.5%
Information Technology	10.2%
Leisure and Consumer Staples	9.0%
Industrials	7.7%
Materials	6.9%
Energy	6.3%
Consumer Discretionary	3.7%
Health Care	2.9%
Telecommunication & Utilities	5.0%

72.2%

Percentages are based upon common stocks as a percentage of net assets.

ICON Equity Income Fund
Industry Composition
as of September 30, 2009

Life & Health Insurance	5.4%
Mortgage REITs	4.2%
Industrial Machinery	3.6%
Diversified Chemicals	3.4%
Diversified Banks	3.1%
Systems Software	2.9%
Property & Casualty Insurance	2.8%
Personal Products	2.6%
Asset Management & Custody Banks	2.4%
Semiconductors	2.4%
Integrated Oil & Gas	2.2%
Oil & Gas Storage & Transportation	2.2%
Publishing	2.1%
Pharmaceuticals	2.1%
Computer Hardware	2.0%
Electronic Manufacturing Services	1.9%
Household Appliances	1.8%
Marine	1.7%
Multi-Line Insurance	1.5%
Oil & Gas Drilling	1.4%
Independent Power Producers & Energy Traders	1.4%
Leisure Products	1.3%
Specialty Chemicals	1.3%
Construction & Farm Machinery & Heavy Trucks	1.3%
Commodity Chemicals	1.3%
Movies & Entertainment	1.2%
Wireless Telecommunication Services	1.1%
Apparel, Accessories & Luxury Goods	1.1%
Gas Utilities	1.1%
Electrical Components & Equipment	1.1%
Household Products	1.0%
Regional Banks	1.0%
Other Industries (each less than 1%)	6.3%

72.2%

Percentages are based upon common stocks as a percentage of net assets.

Management Overview 29

ICON Equity Income Fund
Average Annual Total Return
as of September 30, 2009

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Equity Income Fund - Class I	9/30/02	-9.48%	0.53%	6.29%	1.23%	1.23%

S&P Composite 1500 Index		-6.77%	1.38%	6.26%	N/A	N/A

ICON Equity Income Fund - Class C	11/8/02	-10.12%	-0.39%	4.52%	2.34%	2.20%

S&P Composite 1500 Index		-6.77%	1.38%	4.86%	N/A	N/A

ICON Equity Income Fund - Class Z	5/10/04	-9.20%	0.62%	2.04%	11.18%	1.20%

S&P Composite 1500 Index		-6.77%	1.38%	1.97%	N/A	N/A

ICON Equity Income Fund - Class A	5/31/06	-9.53%	N/A	-3.95%	5.40%	1.44%

ICON Equity Income Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-14.74%	N/A	-5.64%	5.40%	1.44%

S&P Composite 1500 Index		-6.77%	N/A	-3.17%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 26, 2009 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

30 Management Overview

ICON Equity Income Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 31

ICON Equity Income Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (72.2%)
11,400	Abercrombie & Fitch Co. - Class A	$374,832
17,000	Aflac, Inc.	726,580
10,900	Alliant Energy Corp.	303,565
55,200	Allianz SE - ADR	688,896
43,500	Annaly Capital Management, Inc. - REIT	789,090
62,500	Anworth Mortgage Asset Corp. - REIT	492,500
77,400	Apollo Investment Corp.	739,170
16,600	Avon Products, Inc.	563,736
37,200	Banco Bilbao Vizcaya Argentaria S.A. - ADR	663,648
47,100	Banco Santander Central Hispano S.A. - ADR	760,665
8,600	BP PLC - ADR	457,778
11,400	Caterpillar, Inc.	585,162
19,000	Constellation Energy Group, Inc.	615,030
12,700	Cooper Industries PLC - Class A	477,139
28,200	Crane Co.	727,842
6,500	Diamond Offshore Drilling, Inc.	620,880
13,700	E.I. du Pont de Nemours and Co.	440,318
12,000	Eastman Chemical Co.	642,480
7,700	Eaton Corp.	435,743
13,200	Federated Investors, Inc.	348,084
13,200	Harsco Corp.	467,412
41,200	Intel Corp.	806,284
7,600	International Business Machines Corp.	909,036
63,600	Jabil Circuit, Inc.	852,876
7,800	Kimberly-Clark Corp.	460,044
8,300	Lubrizol Corp.	593,118
7,300	M&T Bank Corp.	454,936
15,400	Maxim Integrated Products, Inc.	279,356
15,100	Merck & Co., Inc.	477,613
14,700	Meredith Corp.	440,118
33,800	Methanex Corp.	585,078
79,700	MFA Financial, Inc.	634,412
51,400	Microsoft Corp.	1,330,746
160,900	Navios Maritime Holdings, Inc.	790,019
32,100	Nu Skin Enterprises, Inc. - Class A	594,813
8,100	Nucor Corp.	380,781
13,200	ONEOK, Inc.	483,384
10,800	Overseas Shipholding Group, Inc.	403,596
26,700	Partner Communications Co., Ltd. - ADR	502,494
49,000	PDL BioPharma, Inc.	386,120
27,800	Pfizer, Inc.	460,090
14,600	Polaris Industries, Inc.	595,388
51,000	Protective Life Corp.	1,092,420
7,700	Reynolds American, Inc.	342,804
16,400	San Juan Basin Royalty Trust	296,184
13,600	Sasol - ADR	518,432
46,500	Ship Finance International, Ltd.	571,485
12,200	Snap-on, Inc.	424,072
20,500	Sun Life Financial, Inc.	640,420
14,900	The Allstate Corp.	456,238
18,200	The Dow Chemical Co.	474,474
20,300	The Empire District Electric Co.	367,227

32 Schedule of Investments

Shares or Principal Amount		Value

9,100	The Stanley Works	$388,479
15,500	Thomson Reuters Corp.	520,335
19,000	Time Warner, Inc.	546,820
53,300	United Online, Inc.	428,532
6,900	V.F. Corp.	499,767
45,900	XL Capital, Ltd. - Class A	801,414

Total Common Stocks (Cost $24,719,382)		32,709,955

Preferred Stocks (1.2%)
12,100	ING Groep N.V., 7.38%	200,860
13,200	Wells Fargo Capital XII, 7.88%	335,412

Total Preferred Stocks (Cost $506,796)		536,272

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Corporate Bonds (5.4%)
$250,000	Bank of America Corp.	5.38%	9/11/12	$261,709
183,000	Comcast Cable Communications Holdings	8.38%	3/15/13	212,545
600,000	Daimler Finance NA	6.50%	11/15/13	646,412
450,000	General Electric Capital Corp. - Series A	6.00%	6/15/12	481,961
413,000	HSBC Finance Corp.	4.75%	7/15/13	419,837
400,000	Merrill Lynch & Co.	5.45%	2/5/13	414,768

Total Corporate Bonds (Cost $2,322,561)				2,437,232
Convertible Corporate Bonds (0.7%)
400,000	Molina Healthcare, Inc. - Series H	3.75%	10/1/14	330,000

Total Convertible Corporate Bonds (Cost $384,843)				330,000
U.S. Government Bonds (9.2%)
500,000	Financing Corp.	9.40%	2/8/18	685,164
500,000	Fannie Mae	7.25%	5/15/30	685,445
350,000	Freddie Mac	6.75%	3/15/31	457,949
1,000,000	Freddie Mac	5.50%	7/18/16	1,134,138
400,000	U.S. Treasury Bonds	8.00%	11/15/21	566,188
600,000	U.S. Treasury Bonds	4.50%	2/15/36	644,437

Total U.S. Government Bonds (Cost $3,973,460)				4,173,321

Schedule of Investments 33

Underlying Security/
Expiration Date/
Exercise Price	Contracts	Value

Call Options Purchased (0.9% )
Amedisys, Inc., Expiration December 2009, Exercise price $40.00	45	$27,000
Bank of America Corp., Expiration January 2011, Exercise price $17.50	229	87,020
Cisco Systems, Inc., Expiration January 2011, Exercise price $20.00	175	98,000
Hewlett-Packard Co., Expiration February 2010, Exercise price $48.00	104	30,160
Hewlett-Packard Co., Expiration January 2011, Exercise price $40.00	100	108,500
Jos. A. Bank Clothiers, Inc., Expiration April 2010, Exercise price $45.00	75	44,625
Research In Motion, Ltd., Expiration January 2010, Exercise price $90.00	56	$8,232

Total Call Options Purchased (Cost $334,264)		403,537

Shares or Principal Amount		Value

Exchange Traded Funds (8.4%)
8,600	iShares iBoxx $ High Yield Corporate Bond Fund	$742,610
27,900	iShares S&P U.S. Preferred Stock Index Fund	1,011,933
72,100	PowerShares Financial Preferred Portfolio	1,142,785
49,500	PowerShares High Yield Corporate Bond Portfolio	877,635

Total Exchange Traded Funds (Cost $2,629,144)		3,774,963

Short-Term Investments (0.8%)
$383,755	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#	383,755

Total Short-Term Investments (Cost $383,755)		383,755
Total Investments 98.8% (Cost $35,254,205)		44,749,035
Other Assets Less Liabilities 1.2%		524,315

Net Assets 100.0%		$45,273,350

The accompanying notes are an integral part of the financial statements.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2009.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

34 Schedule of Investments

Class I IOCIX
Class C IOCCX
Class Z IOCZX
Class A IOCAX

Management Overview
ICON Long/Short Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The Fund’s benchmark, the S&P Composite 1500 Index, lost 6.77% for the fiscal year ended September 30, 2009. In comparison, the ICON Long/Short Fund returned -12.40% for Class I shares, -13.10% for Class C shares, -12.10% for Class Z shares and -12.39% for Class A shares (-17.46% with maximum sales charge).

Although the Fund also delivered subpar risk adjusted returns with a negative Alpha, Sharpe Ratio, and Sortino Ratio, these measures all improved dramatically in the final two quarters of the year as described below. Total returns and other performance statistics for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The credit crunch of 2008 and the way ICON’s model dealt with this once-in-a-lifetime liquidity crisis are the primary factors behind the Fund’s relative performance. After the collapse of Lehman Brothers, investors across the world sold assets perceived as risky and hoarded cash. In the last calendar quarter of 2008 alone, net sales out of Bond Mutual Funds totaled -$157 billion while net sales of Money Market Funds totaled $444 billion. This stampede out of riskier assets and into cash drove bond yields higher and credit spreads (that is, the difference between a risky corporate bond’s yield and a comparable maturity US Treasury bond), to 70-year highs.

Although ICON’s equity valuation model (which, among other things, relied upon a stock’s Beta factored by the Moody’s Aaa Bond Index yield to account for opportunity costs) captured some of this spread widening, it did not account for the dramatic spread widening in riskier bonds rated below Aaa. To illustrate, the average monthly difference between the Moody’s Aaa Index and the Moody’s Baa Index from January 1919 to September 2008 was just 119 basis points. It briefly touched 269 basis points in the recession of 1982, but reached an astonishing level of 338 basis points in December 2008 - a level unseen since the 344 basis spread recorded in the midst of the Great Depression in November 1933. Because we did not adequately account for this extra 219 basis points of risk in our valuation model, we continued to see compelling value in a

Management Overview 35

punishing environment for equities. Accordingly, the Long/Short Fund held a minimal short weighting through the end of 2008 and into 2009.

After extremely disappointing returns in 2008, we made a modification to our model in an effort to better account for company-specific risk. Although we are disappointed we did not make this change before the first quarter of 2009, we do feel the adjusted model has affected performance positively. By comparison, for the first two quarters of this fiscal year, the Long Short Class I shares fell 29.65% versus a 30.94% decline for the S&P 1500. With a Beta of .80, the Fund showed a -.05 alpha, a -1.11 Sharpe Ratio, and a -0.99 Sortino Ratio assuming a 4% minimum acceptable return (MAR). For the second two quarters of this fiscal year the Fund entirely used the new valuation system and returned 24.52% versus a 35.00% return for the S&P 1500. This 70.06% upside capture was done with a .55 Beta, a .04 Alpha, a 3.97 Sharpe Ratio and a 2.51 Sortino Ratio assuming a 4% MAR. The statistics shown were calculated using daily return data.

Q.	How did the Fund’s composition affect performance?

A.	Sector tilts by the Fund greatly affected performance. An overweight and underperforming position in the Financials sector was by far the biggest drag on performance. The Fund was pulled strongly to the sector in 2008 and early 2009. We discovered too late that our valuations failed to capture the dramatic spread widening in corporate bonds during the flight to safety following the collapse of Lehman Brothers. The Fund’s performance was also negatively affected by significant weights in the falling Industrials, Health Care and Leisure and Consumer Staples sectors.

On the positive side, the Fund’s long holdings in the Materials sector rose approximately 70% versus a -3.48% return for the S&P 1500 Materials Index. The Fund’s long exposure to the Energy sector returned 6.71% versus a loss of 14.42% for the S&P 1500 Energy Index, while the Fund’s long positions in the Consumer Discretionary sector returned 6.99% versus a 2.82% return for the S&P 1500 Consumer Discretionary Index.

The Fund’s short weightings throughout the year also affected performance. As mentioned earlier, the Fund initially saw considerable value in equities in late 2008 and early 2009 and held minimal short positions. This left the Fund considerably exposed to market risk and the Fund’s Class I shares captured 95.83% of the downside over the first two quarters of the fiscal year. Although the Fund held considerable short positions in the second two quarters of the fiscal year, the Class I share was able to capture 70.06% of the upside over the time period. Furthermore during the S&P 1500’s 7.07% slide from June 12 to July 10,

36 Management Overview

the Class I share fell 3.00% reflecting a 42.43% downside capture. During the S&P 1500’s 3.26% slide from August 26 to September 2, the Class I share fell 1.13% for a 34.66% downside capture. Finally, during the S&P 1500’s late 1.39% slide from September 22 to September 30, the Class I share fell .09% for a 6.47% downside capture.

Q.	What is your investment outlook for the equity market?

A.	As fiscal year 2009 came to an end, ICON’s valuation model showed a 1.09 overall value to price ratio for the broad equity market. Although this reading suggests some upside for equities, we will maintain significant short weightings until we see more compelling value. On a sector level we see a better combination of value and strength from the more cyclical sectors and we will continue to tilt in favor of the cyclical and away from the defensive sectors until our model suggests otherwise.

ICON Long/Short Fund
Sector Composition
as of September 30, 2009

Financial	29.4%
Information Technology	17.2%
Health Care	15.1%
Energy	14.0%
Industrials	13.9%
Leisure and Consumer Staples	8.9%
Consumer Discretionary	3.6%
Materials	2.5%
Telecommunication & Utilities	2.4%

107.0%

Percentages are based upon long positions excluding short-term investments and mutual funds as a percentage net assets.

ICON Long/Short Fund
Industry Composition
as of September 30, 2009

Pharmaceuticals	8.6%
Integrated Oil & Gas	7.3%
Investment Banking & Brokerage	6.1%
Life & Health Insurance	5.4%
Other Diversified Financial Services	4.9%
Industrial Conglomerates	4.4%
Railroads	4.4%
Systems Software	3.8%
Computer Hardware	3.7%
Health Care Distributors	3.6%
Oil & Gas Drilling	3.6%
Internet Software & Services	3.3%
Multi-Line Insurance	3.1%
Diversified Banks	3.0%
Health Care Equipment	2.8%
Data Processing & Outsourced Services	2.8%
Property & Casualty Insurance	2.7%
Communications Equipment	2.5%
Drug Retail	2.2%

Management Overview 37

ICON Long/Short Fund
Industry Composition (continued)
as of September 30, 2009

Household Products	2.1%
Food Distributors	2.0%
Oil & Gas Refining & Marketing	1.6%
Multi-Utilities	1.6%
Oil & Gas Exploration & Production	1.6%
Apparel Retail	1.5%
Cable & Satellite	1.3%
Reinsurance	1.3%
Electrical Components & Equipment	1.2%
Aerospace & Defense	1.2%
IT Consulting & Other Services	1.1%
Consumer Finance	1.1%
Mortgage REITs	1.1%
Other Industries (each less than 1%)	10.1%

107.0%

Percentages are based upon long positions excluding short-term investments and mutual funds as a percentage net assets.

ICON Long/Short Fund
Average Annual Total Return
as of September 30, 2009

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Long/Short Fund - Class I	9/30/02	-12.40%	-0.84%	4.39%	1.47%	1.47%

S&P Composite 1500 Index		-6.77%	1.38%	6.26%	N/A	N/A

ICON Long/Short Fund - Class C	10/17/02	-13.10%	-1.67%	2.71%	2.31%	2.31%

S&P Composite 1500 Index		-6.77%	1.38%	5.58%	N/A	N/A

ICON Long/Short Fund - Class Z	5/6/04	-12.10%	-0.73%	-0.74%	2.37%	1.44%

S&P Composite 1500 Index		-6.77%	1.38%	1.47%	N/A	N/A

ICON Long/Short Fund - Class A	5/31/06	-12.39%	N/A	-8.84%	1.72%	1.72%

ICON Long/Short Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-17.46%	N/A	-10.45%	1.72%	1.72%

S&P Composite 1500 Index		-6.77%	N/A	-3.17%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 26, 2009 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

38 Management Overview

ICON Long/Short Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 39

ICON Long/Short Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (85.3%)
6,500	3M Co.[x]	$479,700
10,000	Accenture PLC	372,700
4,500	Aflac, Inc.[x]	192,330
1,500	Air Products & Chemicals, Inc.	116,370
14,000	Amerisource-Bergen Corp.[x]	313,320
15,000	Annaly Capital Management, Inc. - REIT[x]	272,100
10,000	Anworth Mortgage Asset Corp. - REIT	78,800
22,900	Apollo Investment Corp.	218,695
5,000	Archer Daniels Midland Co.[x]	146,100
9,000	ATC Technology Corp.†	177,840
7,000	Automatic Data Processing, Inc.	275,100
28,000	Bank of America Corp.x(a)	473,760
5,000	Bayer AG - ADR(a)	348,000
4,500	Becton, Dickinson & Co.	313,875
5,000	Bemis Co., Inc.	129,550
6,200	BP PLC - ADRx(a)	330,026
5,000	Burlington Northern Santa Fe Corp.[x]	399,150
8,000	Canadian National Railway Co. - ADR(a)	391,920
7,000	Cardinal Health, Inc.[x]	187,600
5,300	Cash America International, Inc.[x]	159,848
6,100	Chevron Corp.[x]	429,623
5,000	Chubb Corp.[x]	252,050
5,500	Cintas Corp.(a)	166,705
25,000	Comcast Corp. - Class A	422,250
5,000	Computer Sciences Corp.†	263,550
10,000	CVS Caremark Corp.[x]	357,400
9,700	Delphi Financial Group, Inc. - Class Ax	219,511
4,400	Diamond Offshore Drilling, Inc.x(a)	420,288
5,000	eBay, Inc.†	118,050
5,000	Eli Lilly and Co.	165,150
5,300	Eni SpA - ADR[x]	264,205
900	Entergy Corp.	71,874
2,500	Everest Re Group, Ltd.	219,250
3,000	Exxon Mobil Corp.[x]	205,830
6,000	Fiserv, Inc.†x	289,200
4,500	FMC Corp.(a)	253,125
1,200	FPL Group, Inc.[x]	66,276
3,500	GATX Corp.(a)	97,825
6,000	General Dynamics Corp.	387,600
10,000	GlaxoSmithKline PLC - ADR	395,100
900	Google, Inc. - Class A†x	446,265
7,700	Harris Corp.	289,520
9,200	HCC Insurance Holdings, Inc.	251,620
15,600	Hewlett-Packard Co.[x]	736,476
4,000	International Business Machines Corp.[x]	478,440
10,000	Johnson & Johnson, Inc.[x]	608,900
8,000	Kimberly-Clark Corp.[x]	471,840
2,000	Kirby Corp.†	73,640
2,000	Lender Processing Services, Inc.[x]	76,340
8,200	Lincoln National Corp.[x]	212,462
13,400	Loews Corp.[x]	458,950
2,500	Lubrizol Corp.	178,650
5,000	LUKOIL - ADR[x]	274,250
5,300	McDonald’s Corp.	302,471
7,100	McKesson Corp.x(a)	422,805

40 Schedule of Investments

Shares or Principal Amount		Value

10,000	Medtronic, Inc.	$368,000
19,000	Merck & Co., Inc.(a)	600,970
4,500	MetLife, Inc.[x]	171,315
48,200	Microsoft Corp.[x]	1,247,898
5,700	Morgan Stanley	176,016
2,000	Nike, Inc. - Class Bx	129,400
5,800	Noble Corp.[x]	220,168
8,000	Norfolk Southern Corp.	344,880
10,000	Novartis AG - ADR	503,800
7,100	NV Energy, Inc.	82,289
10,000	Patterson Cos., Inc.†x	272,500
2,000	PetroChina Co., Ltd. - ADR[x]	227,500
12,300	Pfizer, Inc.	203,565
3,600	Portland General Electric Co.	70,992
1,500	Praxair, Inc.	122,535
4,000	Procter & Gamble Co.[x]	231,680
3,300	Prudential Financial, Inc.[x]	164,703
7,000	Public Service Enterprise Group, Inc.	220,080
4,500	Reinsurance Group of America, Inc.	200,700
18,000	Republic Airways Holdings, Inc.†	167,940
6,000	Sempra Energy Corp.	298,860
2,500	Shinhan Financial Group Co., Ltd. - ADR[x]	200,425
5,000	Siemens AG - ADRx(a)	464,800
14,500	StatoilHydro ASA - ADR	326,830
5,000	Stryker Corp.(a)	227,150
3,700	Sun Life Financial, Inc.[x]	115,588
5,000	Sysco Corp.[x]	124,250
5,700	Target Corp.(a)	266,076
11,400	The Allstate Corp.[x]	349,068
2,200	The Goldman Sachs Group, Inc.(a)	405,570
10,000	TJX Cos., Inc.[x]	371,500
4,200	Torchmark Corp.[x]	182,406
5,500	Total S.A. - ADR[x]	325,930
5,000	Transocean, Ltd.†x	427,650
5,700	Travelers Cos., Inc.[x]	280,611
16,500	U.S. Bancorp	360,690
5,500	Union Pacific Corp.[x]	320,925
2,500	V.F. Corp.[x]	181,075
2,000	W.W. Grainger, Inc.	178,720
10,000	Walgreen Co.(a)	374,700
15,100	Wells Fargo & Co.x(a)	425,518
5,000	Wolverine World Wide, Inc.	124,200
8,000	World Acceptance Corp.†x	201,680

Total Common Stocks (Cost $24,947,246)		27,985,428
Preferred Stocks (1.4%)
20,935	Morgan Stanley Capital Trust VI, 6.60%(a)	478,365

Total Preferred Stocks (Cost $310,067)		478,365

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Corporate Bonds (20.3%)
$100,000	Alcoa, Inc.[x]	6.50%	06/01/11	$103,471
500,000	American Express Credit Co.[x]	5.00%	12/02/10	515,031
70,000	American International Group, Inc.	5.38%	10/18/11	64,757
100,000	Citigroup, Inc.	5.30%	10/17/12	103,175
500,000	Credit Suisse New York - YD x	5.50%	05/01/14	537,289
500,000	General Electric Capital Corp.[x]	4.75%	09/15/14	513,275
250,000	Hartford Financial Services Group	5.38%	03/15/17	228,886
500,000	HSBC Finance Corp.[x]	4.75%	07/15/13	508,277
500,000	Merrill Lynch & Co.[x]	5.45%	02/05/13	518,460
500,000	Morgan Stanley[x]	4.75%	04/01/14	496,310

Schedule of Investments 41

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$500,000	Prudential Financial, Inc.[x]	5.10%	09/20/14	$505,257
400,000	Simon Property Group LPx	5.45%	03/15/13	408,821
500,000	The Dow Chemical Co.[x]	6.00%	10/01/12	532,526
100,000	The Dow Chemical Co.[x]	7.60%	05/15/14	110,625
500,000	The Goldman Sachs Group, Inc.[x]	7.35%	10/01/09	500,093
500,000	Wachovia Corp.[x]	5.25%	08/01/14	507,782
500,000	Xerox Corp. [x]	5.65%	05/15/13	520,293

Total Corporate Bonds (Cost $6,041,061)				6,674,328

Shares or Principal Amount		Value

Short-Term Investments (5.7%)
$1,856,228	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#	$1,856,228

Total Short-Term Investments (Cost $1,856,228)		1,856,228

Mutual Funds (14.0%)
4,590,112	Invesco Aim Liquid Assets Portfolio, 0.28%^	$4,590,112

Total Mutual Funds (Cost $4,590,112)		4,590,112
Total Investments 126.7% (Cost $37,744,714)		41,584,461
Liabilities Less Other Assets (26.7)%		(8,763,643)

Net Assets 100.0%		$32,820,818

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

x	Portion of security is pledged as collateral for call options written and/or securities sold short.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2009.

^	Investments made with cash collateral received from securities on loan. The rate listed is as of September 30, 2009.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

YD	Yankee Dollar Bond

42 Schedule of Investments

ICON Long/Short Fund
Schedule of Securities Sold Short
September 30, 2009

Shares	Short Security	Value

5,000	Bill Barrett Corp.†	$163,950
5,000	Broadcom Corp.†	153,450
3,500	Cabot Oil & Gas Corp.	125,125
5,500	Choice Hotels International, Inc.	170,830
10,000	Cognex Corp.	163,800
5,000	Computer Programs & Systems, Inc.	207,050
20,000	Consumer Discretionary Select Sector SPDR Fund	549,400
100,000	Financial Select Sector SPDR Fund	1,494,000
3,500	First Financial Bankshares, Inc.	173,110
12,382	First Horizon National Corp.†	163,814
1,500	Hittite Microwave Corp.†	55,170
10,000	iShares Barclays 20+ Year Treasury Bond Fund	986,600
5,000	iShares Barclays 7-10 Year Treasury Bond Fund	461,850
2,500	Itron, Inc.†	160,350
10,000	Jefferies Group, Inc.†	272,300
2,500	Linear Technology Corp.	69,075
6,044	Marriott International, Inc. - Class A	166,754
10,000	Materials Select Sector SPDR Trust	309,000
2,300	Microchip Technology, Inc.	60,950
5,000	NVIDIA Corp.†	75,150
6,000	Penn National Gaming, Inc.†	165,960
8,000	Petrohawk Energy Corp.†	193,680
7,900	Plum Creek Timber Co., Inc.	242,056
5,000	PS Business Parks, Inc.	256,600
4,000	Public Storage	300,960
6,000	Range Resources Corp.	296,160
4,500	Ryder System, Inc.	175,770
40,000	SPDR Trust - Series 1	4,222,400
7,800	St. Joe Corp.†	227,136
7,500	Starwood Hotels & Resorts Worldwide, Inc.	247,725
2,500	Supertex, Inc.†	75,000
50,000	Technology Select Sector SPDR Fund	1,043,500
4,000	Vail Resorts, Inc.†	134,160
12,500	Werner Enterprises, Inc.	232,875

Total Securities Sold Short (Proceeds $13,036,404)		$13,795,710

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

Schedule of Investments 43

Class I IOCIX
Class C IOCCX
Class Z IOCZX
Class A ICNAX

Management Overview
ICON Risk-Managed Equity Fund

Q.	How did the Fund Perform relative to its benchmark?

A.	The Fund outperformed its benchmark for the period. The Fund’s Class I shares declined 5.98%, while the benchmark S&P 1500 Composite Index fell 6.77%. The Class C shares declined 6.69%, the Class Z shares declined 5.79% and the Class A shares of the Fund returned negative 6.05% (and negative 11.48% with maximum sales charge). Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	Three primary factors influenced the Fund’s performance over the past fiscal year: valuation, volatility, and the overall impact of the Fund’s use of derivatives to hedge risk. Entering the period, our quantitative analysis indicated that the market was underpriced. In addition, the volatility that had already been roiling the market since the fall of 2007 reached all time highs early in fiscal year 2009. Further, the extreme volatility caused significant, short swings in different market sectors. This volatility created a difficult environment for our theme-oriented investment style.

With respect to market valuation, we entered fiscal year 2009 with an overall market value-to-price ratio of 1.34. Our quantitative, bottom-up approach to valuing the market indicated that the approximately 1900 stocks we track were trading on average at about a 34% discount to our estimate of what they were intrinsically worth. In short, entering the period we believed there was significant upside potential in the U.S. equity market. At ICON, we often see a correlation between market over- and underpricing and the degree to which investors’ decisions reflect either greed or fear. And as we entered fiscal year 2009, fear and negative sentiment seemed pervasive among everyday consumers.

The Conference Board Consumer Confidence Index, which, since 1968, has surveyed individuals about their optimism over the economy six months forward, plummeted during the first five months of the fiscal period. At the beginning of fiscal year 2009 the Index value was 61.4. By the end of February, the survey value hit an all-time low of 25.3. Looking back, it appears this precipitous decline in consumer confidence was manifested also in significant downward pressure on stocks. Although

44 Management Overview

ICON prides itself on its non-emotional, quantitative approach to investing, it seemed obvious to us that the worst financial crisis since the great depression had decimated consumer confidence. The resulting fear and uncertainty led investors to sell stocks almost indiscriminately, causing equity prices to fall well below our estimate of their intrinsic value.

We stayed almost fully invested during this period and, as a result, the prices of the underlying securities held in the Fund declined. Because the Fund uses an option hedging technique in an effort to provide some downside protection during market declines, the Fund was able to hold up better than its broad market index during this five-month period. From September 30, 2008 to February 27, 2009, the S&P 1500 Index fell 36.50%, while the Fund fell 22.90%. The Fund’s options helped the Fund outperform its benchmark during an especially volatile time in October, when the S&P 1500 fell 17.92% in just five trading days (between October 3 and October 10, 2008). In contrast, the Fund declined only 3.21% during this same period. One has to go back to “Black Monday” on October 19, 1987 to find such an extreme short-term decline.

Market volatility during the first five months of fiscal year 2009 was virtually unprecedented. This extreme volatility continued in early March, but this time in an upward trajectory as the market began an abrupt move higher. In just 13 trading days between March 9 and March 26, 2009, the S&P 1500 Index rose 23.66%. This dramatic move was among the best in U.S. stock market history.

Unfortunately, the market’s sudden about-face represented a worst-case scenario for the Fund. Because the Fund hopes to provide investors some downside protection in falling markets, there is a trade-off. The use of options as a hedge will generally limit the upside potential of the Fund during rising markets. In the extreme rally that took place during the 13-day trading period just mentioned, the derivative hedge limited participation in the extreme upward move. From March 9, 2009 to March 26, 2009, for example, the Fund’s Class I shares rose just 5.02%. Although the use of options successfully dampened the Fund’s decline in the extreme downturn that took place during the first week of October, by design it limited some of the upside during the dramatic rally that took place in early March 2009.

The Fund likewise attempts to reduce volatility relative to the broad market as measured by the S&P 1500 Index. Amid the historically high volatility that marked this fiscal year, the Fund did meet this goal. This reduction in relative volatility can easily be measured through a stock market statistic called “beta”. Beta measures how the price of a stock

Management Overview 45

moves relative to the movement in the price of an index. A beta of 1.00 means that a stock is moving up or down exactly as much as the index it is being measured against over a specific period of time. A beta higher than 1.00 indicates that the stock is moving in greater magnitude than its index (suggesting the stock is more volatile than the index), while a beta of less than 1.00 shows that a stock is moving up or down less than its index over a specific period of time. The beta of the Fund over this past fiscal year was .44 using daily data, indicating that it was much less volatile than the S&P 1500 Index over the period.

Thus over the course of the fiscal year, the use of options allowed the Fund to capture less of the downside while helping reduce the impact of market volatility on the Fund. Because the Fund’s underlying equities underperformed the S&P 1500 Index, however, we outperformed the Fund’s benchmark by only .79% for the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	In assessing the underperformance of the holdings in the Fund, it is instructive to break down returns by sectors. At ICON, we use our value-based approach to investing to tilt toward those sectors we believe offer the best upside potential based on our quantitative analysis. We track and invest in nine different economic sectors.

Over the past fiscal year our quantitative valuation analysis tilted us in the direction of economically sensitive sectors like Materials, Industrials, and Consumer Discretionary. We overweighted those sectors relative to our S&P 1500 benchmark. Our analysis similarly tilted us toward the Financials sector. These sector tilts were detrimental to the performance of the Fund during the five-month decline described above, but proved beneficial from the March 9, 2009 low to the end of the period.

For example, from September 30, 2008 to March 9, 2009, the S&P 1500 Financials sector index fell 66.55%, significantly underperforming the broader market (that is, the S&P 1500 Index), which declined 41.69%. On the flipside, from the March 9 low to the end of the period, the Financials sector index rose 129.32% while the broader market index increased 59.91%. Still, the Financials sector tilts established over the full period resulted in a decline of 5.98% for the class I shares. As shown above, the benchmark declined 6.77%. While the underlying equities in the Fund significantly underperformed the S&P 1500 Index, the Fund ultimately outperformed its benchmark. This highlights the benefit of the options hedging to the overall performance of the Fund over the entire period.

46 Management Overview

Q.	What is the investment outlook for the equity market?

A.	Stocks ended the period trading at about a 9% percent discount to our calculation of their intrinsic value. We therefore believe that while we ended the fiscal year with the market in the midst of an explosive rally - the S&P 500 Index was up 58.25% from the March 9 low to the end of the fiscal period - additional upside potential still exists. Further, a Bloomberg survey of 66 analysts reveals their consensus for third quarter GDP estimates of a 3.20% increase. Should the analysts’ estimates turn out to be accurate, the increase in GDP would represent the first positive GDP number since the 4th quarter of 2007.

The potential for positive GDP in the third quarter of this year supports our quantitative analysis that the bear market that began in October 2007 may have come to an end in early March, 2009. There is a well-documented relationship between the stock market and the economy which holds that the stock market bottoms about six to nine months prior to the end of a recession. If the analysts are correct and we do get a positive GDP number for the third quarter of this year, then the low reached in early March of this year would have occurred about 6 months prior to the turn in the economy. Given that this scenario appears to be a real possibility and given that our quantitative analysis indicates that the market remains undervalued, we believe a bull market may be underway.

ICON Risk-Managed Equity Fund
Sector Composition
as of September 30, 2009

Financial	26.0%
Information Technology	18.2%
Health Care	12.8%
Industrials	12.8%
Leisure and Consumer Staples	7.6%
Energy	6.8%
Consumer Discretionary	5.6%
Telecommunication & Utilities	5.2%
Materials	4.3%

99.3%

Percentages are based upon common stock as a percentage of net assets.

Management Overview 47

ICON Risk-Managed Equity Fund
Industry Composition
as of September 30, 2009

Computer Hardware	5.6%
Other Diversified Financial Services	5.0%
Pharmaceuticals	5.0%
Investment Banking & Brokerage	4.0%
Systems Software	3.6%
Diversified Banks	3.4%
Life & Health Insurance	3.3%
Aerospace & Defense	3.1%
Railroads	3.1%
Integrated Oil & Gas	3.0%
Industrial Conglomerates	3.0%
Oil & Gas Drilling	2.8%
Health Care Services	2.8%
Health Care Distributors	2.3%
Property & Casualty Insurance	2.3%
Internet Software & Services	2.3%
Movies & Entertainment	2.2%
Paper Packaging	2.1%
Asset Management & Custody Banks	2.0%
Semiconductors	2.0%
Multi-Line Insurance	1.9%
Industrial Machinery	1.9%
Data Processing & Outsourced Services	1.9%
Apparel Retail	1.8%
Footwear	1.6%
Gas Utilities	1.5%
Drug Retail	1.5%
Consumer Finance	1.4%
Electric Utilities	1.3%
Specialty Chemicals	1.3%
Integrated Telecommunication Services	1.3%
Health Care Equipment	1.2%
Electrical Components & Equipment	1.1%
Packaged Foods & Meats	1.0%
Life Sciences Tools & Services	1.0%
Communications Equipment	1.0%
Other Industries (each less than 1%)	13.7%

99.3%

Percentages are based upon common stock as a percentage of net assets.

48 Management Overview

ICON Risk-Managed Equity Fund
Average Annual Total Return
as of September 30, 2009

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Risk-Managed Equity Fund - Class I	9/30/02	-5.98%	0.83%	5.23%	1.30%	1.30%

S&P Composite 1500 Index		-6.77%	1.38%	6.26%	N/A	N/A

ICON Risk-Managed Equity Fund - Class C	11/21/02	-6.69%	0.03%	3.41%	2.52%	2.21%

S&P Composite 1500 Index		-6.77%	1.38%	4.69%	N/A	N/A

ICON Risk-Managed Equity Fund - Class Z	5/6/04	-5.79%	1.09%	1.59%	4.39%	1.21%

S&P Composite 1500 Index		-6.77%	1.38%	1.47%	N/A	N/A

ICON Risk-Managed Equity Fund - Class A	5/31/06	-6.05%	N/A	-1.39%	3.75%	1.46%

ICON Risk-Managed Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-11.48%	N/A	-3.13%	3.75%	1.46%

S&P Composite 1500 Index		-6.77%	N/A	-3.17%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 26, 2009 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

Management Overview 49

ICON Risk-Managed Equity Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

50 Management Overview

ICON Risk-Managed Equity Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (99.3%)
7,400	3M Co.[x]	$546,120
11,900	AGL Resources, Inc.(a)	419,713
7,600	Air Methods Corp.†x	247,532
6,000	Allergan, Inc.	340,560
24,900	Allianz SE - ADR[x]	310,752
15,700	Altria Group, Inc.[x]	279,617
3,400	America Movil S.A.B. de C.V. - ADR	149,022
11,400	American Electric Power Co., Inc.	353,286
9,900	Ameriprise Financial, Inc.[x]	359,667
20,200	Amerisource-Bergen Corp.(a)	452,076
31,900	Anworth Mortgage Asset Corp. - REIT	251,372
7,400	Assured Guaranty, Ltd.	143,708
10,200	AT&T, Inc.	275,502
9,700	ATC Technology Corp.†x	191,672
15,500	Atwood Oceanics, Inc.†x	546,685
60,900	Bank of America Corp.x(a)	1,030,428
21,100	BE Aerospace, Inc.†x	424,954
11,800	Bemis Co., Inc.	305,738
5,100	Burlington Northern Santa Fe Corp.	407,133
10,300	Cash America International, Inc.[x]	310,648
3,400	China Petroleum and Chemical Corp. - ADR(a)	289,510
11,600	CIGNA Corp.[x]	325,844
9,600	Cognizant Technology Solutions Corp.†	371,136
4,800	Computer Sciences Corp.†	253,008
10,300	ConAgra Foods, Inc.	223,304
9,100	Constellation Energy Group, Inc.	294,567
4,100	Cooper Industries PLC - Class A	154,037
8,300	Crane Co.(a)	214,223
5,200	Credicorp, Ltd.[x]	404,352
10,900	CSX Corp.[x]	456,274
8,300	CVS Caremark Corp.	296,642
19,700	Dell, Inc.†	300,622
11,000	Delphi Financial Group, Inc. - Class Ax	248,930
3,700	Desarrolladora Homex S.A. de C.V. - ADR†(a)	139,786
4,900	Deutsche Bank AG - ADR[x]	376,173
4,300	Diamond Offshore Drilling, Inc.(a)	410,736
16,400	Dollar Financial Corp.†x	262,728
6,800	E.I. du Pont de Nemours and Co.	218,552
7,400	eBay, Inc.†	174,714
6,900	Express Scripts, Inc.†x	535,302
5,200	Fiserv, Inc.†	250,640
13,000	General Electric Co.(a)	213,460
10,900	GlaxoSmithKline PLC - ADR	430,659
1,600	Google, Inc. - Class A†	793,360
8,900	Guess?, Inc.[x]	329,656
4,100	Henry Schein, Inc.†(a)	225,131
19,000	Hewlett-Packard Co.[x]	896,990
5,700	Honeywell International, Inc.	211,755
7,100	Hubbell, Inc. - Class Bx	298,200
14,700	ING Groep N.V. - ADR†x	262,101
4,400	Ingersoll-Rand PLC	134,948
42,800	Intel Corp.[x]	837,596
9,600	International Business Machines Corp.[x]	1,148,256
18,800	JPMorgan Chase & Co.[x]	823,816
3,800	Kimberly-Clark Corp.	224,124

Schedule of Investments 51

Shares or Principal Amount		Value

8,000	Lincoln National Corp.[x]	$207,280
6,500	Loews Corp.	222,625
4,900	Lubrizol Corp.	350,154
5,600	Massey Energy Co.	156,184
4,500	Medco Health Solutions, Inc.†	248,895
9,500	Medicis Pharmaceutical Corp. - Class A	202,825
14,100	Medtronic, Inc.[x]	518,880
19,400	Merck & Co., Inc.(a)	613,622
7,000	MetLife, Inc.[x]	266,490
59,100	Microsoft Corp.[x]	1,530,099
8,200	Middleby Corp.†	451,082
10,300	Morgan Stanley[x]	318,064
4,800	Murphy Oil Corp.[x]	276,336
9,300	Nalco Holding Co.	190,557
5,900	Nike, Inc. - Class Bx	381,730
4,600	Novartis AG - ADR	231,748
12,000	Nu Skin Enterprises, Inc. - Class A	222,360
6,400	Occidental Petroleum Corp.[x]	501,760
6,300	ONEOK, Inc.	230,706
9,900	Owens-Illinois, Inc.†	365,310
9,400	PAREXEL International Corp.†	127,746
11,100	Patterson Cos., Inc.†	302,475
2,200	PepsiCo, Inc.	129,052
17,200	Pfizer, Inc.	284,660
6,500	Pinnacle West Capital Corp.(a)	213,330
7,800	PNC Financial Services Group, Inc.[x]	379,002
13,300	Prudential Financial, Inc.[x]	663,803
2,700	Quest Diagnostics, Inc.	140,913
6,200	Research In Motion, Ltd.†x	418,810
6,700	Rock-Tenn Co. - Class A	315,637
5,500	Sasol - ADR[x]	209,660
4,500	Shinhan Financial Group Co., Ltd. - ADR[x]	360,765
5,500	Siemens AG - ADR(a)	511,280
7,400	Snap-on, Inc.[x]	257,224
10,200	Sonoco Products Co.	280,908
9,300	State Street Corp.[x]	489,180
5,600	SYNNEX Corp.†(a)	170,688
15,800	Sysco Corp.[x]	392,630
5,600	Target Corp.x(a)	261,408
11,700	The Allstate Corp.[x]	358,254
7,400	The Goldman Sachs Group, Inc.[x]	1,364,190
10,300	The Hartford Financial Services Group, Inc.[x]	272,950
17,200	The Walt Disney Co.	472,312
5,200	Time Warner Cable, Inc.†	224,068
8,400	Time Warner, Inc.	241,752
11,300	TJX Cos., Inc.[x]	419,795
2,700	Transocean, Ltd.†x	230,931
6,600	Travelers Cos., Inc.	324,918
7,600	Unilever N.V.	219,336
7,800	Union Pacific Corp.[x]	455,130
11,300	United Technologies Corp.[x]	688,509
3,900	V.F. Corp.[x]	282,477
7,300	Varian Medical Systems, Inc.†(a)	307,549
8,500	Verizon Communications, Inc.	257,295
4,200	Visa, Inc. - Class Ax	290,262
9,200	Walgreen Co.(a)	344,724
24,400	Wells Fargo & Co.x(a)	687,592
6,900	Western Digital Corp.†	252,057
12,600	Wolverine World Wide, Inc.[x]	312,984
8,600	XL Capital, Ltd. - Class Ax	150,156

Total Common Stocks (Cost $35,127,322)		41,930,436

52 Schedule of Investments

Underlying Security/
Expiration Date/
Exercise Price	Contracts	Value

Put Options Purchased (0.3% )
S&P 500 Index, Expiration November 2009, Exercise price $950.00	115	$113,275

Total Put Options Purchased (Cost $138,386)		113,275

Shares or Principal Amount		Value

Short-Term Investments (18.8%)
$7,938,217	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#	$7,938,217

Total Short-Term Investments (Cost $7,938,217)		7,938,217

Mutual Funds (9.6%)
4,073,701	Invesco Aim Liquid Assets Portfolio, 0.28%^	4,073,701

Total Mutual Funds (Cost $4,073,701)		4,073,701
Total Investments 128.0% (Cost $47,277,626)		54,055,629
Liabilities Less Other Assets (28.0)%		(11,808,646)

Net Assets 100.0%		$42,246,983

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

x	Portion of security is pledged as collateral for call options written and/or securities sold short.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2009.

^	Investments made with cash collateral received from securities on loan. The rate listed is as of September 30, 2009.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Schedule of Investments 53

ICON Risk-Managed Equity Fund
Schedule of Written Call Options
September 30, 2009

Underlying Security/
Expiration Date/
Exercise Price	Contracts	Value

S&P 500 Index, Expiration October 2009, Exercise Price $1,065.00	140	$217,700
S&P 500 Index, Expiration November 2009, Exercise Price $1,045.00	130	544,050
S&P 500 Index, Expiration November 2009, Exercise Price $1,050.00	140	540,400

Total Options Written (Premiums received $1,358,925)		$1,302,150

The accompanying notes are an integral part of the financial statements.

54 Schedule of Investments

Statements of Assets and Liabilities
September 30, 2009

		ICON	ICON Equity	ICON	ICON Risk-
	ICON	Core Equity	Income	Long/Short	Managed
	Bond Fund	Fund	Fund	Fund	Equity Fund
Assets
Investments, at cost	$167,968,032	$109,782,623	$35,254,205	$37,744,714	$47,277,626

Investments, at value†	173,397,014	128,177,339	44,749,035	41,584,461	54,055,629
Cash	-	-	-	2,236	860
Deposits for short sales	-	-	-	14,320,852	-
Receivables:
Fund shares sold	773,282	206,550	418,351	30,200	48,314
Investments sold	-	-	371,554	1,057,426	178,503
Interest	2,371,969	3,758	87,514	103,369	521
Dividends	-	122,325	162,316	55,603	36,826
Expense reimbursements by Adviser	35,897	-	9,588	19,974	8,792
Foreign tax reclaims	-	-	-	661	-
Other assets	73,567	55,705	51,577	51,981	54,103

Total Assets	176,651,729	128,565,677	45,849,935	57,226,763	54,383,548

Liabilities
Options written, at value (premiums received $1,358,925)	-	-	-	-	1,302,150
Securities sold short, at value (proceeds of $13,036,404)	-	-	-	13,795,710	-
Payable for income on short positions	-	-	-	21,523	-
Payables:
Due to custodian bank	-	-	349	-	-
Due to prime broker	-	-	-	4,042,597	6,611,814
Interest	-	-	-	491	-
Investments purchased	991,250	1,646,553	-	1,735,798	-
Payable for collateral received on securities loaned	2,877,101	27,814,062	-	4,590,112	4,073,701
Fund shares redeemed	373,878	65,536	114,559	152,890	102,904
Distributions due to shareholders	597,765	-	406,397	-	-
Advisory fees	83,742	60,154	28,492	23,939	25,880
Accrued distribution fees	36,859	40,212	11,536	16,545	10,635
Fund accounting fees	995	571	263	192	245
Transfer agent fees	8,394	17,633	9,501	11,588	6,113
Administration fees	6,782	3,869	1,758	1,017	1,545
Trustee fees	313	930	628	465	372
Accrued expenses	1,752	9,509	3,102	13,078	1,206

Total Liabilities	4,978,831	29,659,029	576,585	24,405,945	12,136,565

Net Assets - all share classes	$171,672,898	$98,906,648	$45,273,350	$32,820,818	$42,246,983

Net Assets - Class I	$166,145,056	$62,962,587	$41,622,592	$15,209,331	$37,474,725

Net Assets - Class C	$4,440,736	$33,088,993	$3,347,683	$15,093,243	$3,198,614

Net Assets - Class Z	$1,087,106	$886,562	$65,745	$128,375	$72,305

Net Assets - Class A	$-	$1,968,506	$237,330	$2,389,869	$1,501,339

Financial Statements 55

		ICON	ICON Equity	ICON	ICON Risk-
	ICON	Core Equity	Income	Long/Short	Managed
	Bond Fund	Fund	Fund	Fund	Equity Fund
Net Assets Consist of
Paid-in capital	$166,078,224	$146,873,436	$78,446,160	$96,402,259	$63,362,117
Accumulated undistributed net investment income/(loss)	(329,006)	1,543,338	7,965	170,533	6,269
Accumulated undistributed net realized gain/(loss) from investment , written options and securities sold short transactions	494,698	(67,904,842)	(42,675,605)	(66,832,415)	(27,956,181)
Unrealized appreciation/(depreciation) on investments, written options and securities sold short	5,428,982	18,394,716	9,494,830	3,080,441	6,834,778

Net Assets	$171,672,898	$98,906,648	$45,273,350	$32,820,818	$42,246,983

Shares outstanding (unlimited shares authorized, no par value)
Class I	16,156,312	6,937,506	4,047,314	1,297,159	3,594,205
Class C	430,977	3,952,817	329,568	1,348,351	323,900
Class Z	105,925	97,713	6,410	10,883	6,815
Class A	-	225,425	23,234	204,845	144,440
Net asset value (offering and redemption price per share)
Class I	$10.28	$9.08	$10.28	$11.73	$10.43
Class C	$10.30	$8.37	$10.16	$11.19	$9.88
Class Z	$10.26	$9.07	$10.26	$11.80	$10.61
Class A	$-	$8.73	$10.21	$11.67	$10.39
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$-	$9.26	$10.83	$12.38	$11.02

† Includes securities on loan of	$2,769,200	$26,956,341	$-	$4,459,359	$3,949,994

The accompanying notes are an integral part of the financial statements.

56 Financial Statements

Statements of Operations
For the year ended September 30, 2009

	ICON		ICON	ICON	ICON
	Bond	ICON Core	Equity	Long/Short	Risk-Managed
	Fund	Equity Fund	Income Fund	Fund	Equity Fund
Investment Income
Interest	$6,725,342	$8,646	$402,047	$229,545	$11,082
Dividends	37,877	2,140,206	3,055,646	1,535,393	1,448,738
Income from securities lending, net	12,592	187,972	-	91,903	126,879
Foreign taxes withheld	-	(3,537)	(1,418)	-	-

Total Investment Income	6,775,811	2,333,287	3,456,275	1,856,841	1,586,699

Expenses
Advisory fees	784,955	665,457	434,700	459,570	394,130
Distribution fees:
Class I	315,652	134,808	135,412	85,425	120,084
Class C	35,163	323,159	33,689	169,924	33,228
Class A	-	3,804	909	6,836	2,524
Fund accounting fees	48,739	29,556	20,584	20,184	19,197
Transfer agent fees	96,951	166,790	98,124	102,861	77,674
Administration fees	65,061	44,032	28,730	26,756	26,043
Registration fees:
Class I	24,456	14,443	16,511	24,999	19,003
Class C	13,311	12,973	11,568	12,830	11,678
Class A	-	10,559	10,272	10,512	10,381
Insurance expense	10,273	12,015	10,458	16,856	8,816
Trustee fees and expenses	15,088	11,957	7,394	7,933	6,888
Interest expense	4,725	155	6,263	22,780	20,055
Other expenses	67,345	87,074	57,785	83,623	64,646
Dividends on short positions	-	-	-	219,694	-

Total expenses before expense reimbursement and transfer agent earnings credit	1,481,719	1,516,782	872,399	1,270,783	814,347
Transfer agent earning credit	(136)	(147)	(118)	(132)	(113)
Expense reimbursement by Adviser due to expense limitation agreement	(144,367)	-	(36,020)	(62,226)	(34,273)

Net Expenses	1,337,216	1,516,635	836,261	1,208,425	779,961

Net Investment Income/(Loss)	5,438,595	816,652	2,620,014	648,416	806,738

Net Realized and Unrealized Gain/(Loss) on Investments and Written Options
Net realized gain/(loss) from investment transactions	1,554,731	(53,156,403)	(32,693,378)	(39,704,721)	(23,948,145)
Net realized gain/(loss) from written option transactions	-	-	-	14,367	4,056,985
Net realized gain/(loss) from securities sold short	-	-	-	4,561,368	-
Change in unrealized net appreciation/(depreciation) on investments	11,782,343	23,270,077	9,486,473	9,908,366	9,066,050
Change in unrealized net appreciation/(depreciation) on written options	-	-	-	-	101,121

Net Realized and Unrealized Gain/(Loss) on Investments and Written Options	13,337,074	(29,886,326)	(23,206,905)	(25,220,620)	(10,723,989)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$18,775,669	$(29,069,674)	$(20,586,891)	$(24,572,204)	$(9,917,251)

The accompanying notes are an integral part of the financial statements.

Financial Statements 57

Statements of Changes in Net Assets

	ICON Bond Fund		ICON Core Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
Operations
Net investment income/(loss)	$5,438,595	$4,922,615	$816,652	$452,648
Net realized gain/(loss) from investment transactions, securities sold short and written options	1,554,731	669,257	(53,156,403)	(14,748,439)
Change in net unrealized appreciation/(depreciation) on investments and written options and securities sold short	11,782,343	(6,778,176)	23,270,077	(31,524,489)

Net increase/(decrease) in net assets resulting from operations	18,775,669	(1,186,304)	(29,069,674)	(45,820,280)

Dividends and Distributions to Shareholders
Net investment income
Class I	(5,269,023)	(5,247,750)	-	-
Class C	(146,269)	(88,949)	-	-
Class Z	(19,370)	(142)	-	-
Class A	-	-	-	-
Net realized gains
Class I	-	-	-	(7,187,602)
Class C	-	-	-	(7,656,597)
Class Z	-	-	-	(109,019)
Class A	-	-	-	(124,615)

Net decrease from dividends and distributions	(5,434,662)	(5,336,841)	-	(15,077,833)

Fund Share Transactions
Shares sold
Class I	110,025,884	52,872,632	34,414,296	40,848,727
Class C	3,715,970	2,345,458	3,488,160	5,417,694
Class Z	1,024,697	10,634	568,499	375,126
Class A	-	-	1,065,854	1,883,178
Reinvested dividends and distributions
Class I	5,195,686	5,171,793	-	6,810,276
Class C	141,136	86,070	-	7,380,164
Class Z	593	142	-	107,124
Class A	-	-	-	112,656
Shares repurchased
Class I	(62,932,616)	(73,834,034)	(32,263,347)	(28,889,006)
Class C	(2,543,325)	(1,002,203)	(13,186,346)	(20,488,331)
Class Z	(14,142)	(13,684)	(530,397)	(68,187)
Class A	-	-	(649,988)	(827,329)

Net increase/(decrease) from fund share transactions	54,613,883	(14,363,192)	(7,093,269)	12,662,092

Total net increase/(decrease) in net assets	67,954,890	(20,886,337)	(36,162,943)	(48,236,021)
Net Assets
Beginning of period	103,718,008	124,604,345	135,069,591	183,305,612

End of period	$171,672,898	$103,718,008	$98,906,648	$135,069,591

58 Financial Statements

ICON Equity Income Fund		ICON Long/Short Fund		ICON Risk-Managed Equity Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2009	2008	2009	2008	2009	2008

$2,620,014	$2,873,541	$648,416	$1,479,998	$806,738	$758,092

(32,693,378)	(9,999,212)	(35,128,986)	(26,496,920)	(19,891,160)	1,899,110

9,486,473	(15,900,667)	9,908,366	(37,411,114)	9,167,171	(12,308,836)

(20,586,891)	(23,026,338)	(24,572,204)	(62,428,036)	(9,917,251)	(9,651,634)

(2,442,168)	(2,634,085)	(1,205,084)	(399,948)	(748,790)	(730,001)
(123,710)	(74,308)	(359,390)	-	(37,849)	(17,592)
(2,966)	(1,668)	(4,344)	-	(2,338)	(1,990)
(17,663)	(6,596)	(80,999)	(7,652)	(14,552)	(4,914)

-	(12,299,870)	-	(9,426,798)	-	(3,156,831)
-	(509,032)	-	(1,802,594)	-	(103,778)
-	(4,033)	-	(8,704)	-	(2,015)
-	(33,610)	-	(264,846)	-	(13,118)

(2,586,507)	(15,563,202)	(1,649,817)	(11,910,542)	(803,529)	(4,030,239)

17,031,691	32,408,389	3,640,010	71,979,977	14,905,319	44,002,873
1,003,478	1,321,434	783,734	7,910,378	1,277,270	2,960,233
4,455	55,480	26,476	504,312	57,628	446,647
477,212	186,596	293,068	3,456,617	1,280,397	687,944

2,330,556	14,280,781	1,110,666	9,338,356	737,233	3,844,378
113,379	550,445	331,307	1,686,440	33,619	119,074
2,966	5,700	4,257	8,484	2,338	4,005
16,732	40,115	69,277	218,920	12,100	17,075

(53,677,014)	(35,964,387)	(62,354,601)	(167,590,194)	(50,438,637)	(29,452,929)
(1,647,586)	(1,164,749)	(8,349,905)	(13,749,105)	(1,977,570)	(604,737)
(11,436)	(1,352)	(351,623)	(271,710)	(325,048)	(26,662)
(521,267)	(166,362)	(1,949,938)	(3,220,063)	(687,665)	(42,105)

(34,876,834)	11,552,090	(66,747,272)	(89,727,588)	(35,123,016)	21,955,796

(58,050,232)	(27,037,450)	(92,969,293)	(164,066,166)	(45,843,796)	8,273,923

103,323,582	130,361,032	125,790,111	289,856,277	88,090,779	79,816,856

$45,273,350	$103,323,582	$32,820,818	$125,790,111	$42,246,983	$88,090,779

Financial Statements 59

Statements of Changes in Net Assets (continued)

	ICON Bond Fund		ICON Core Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
Transactions in Fund Shares
Shares sold
Class I	11,482,901	5,266,742	4,484,288	3,159,841
Class C	394,493	230,968	493,140	415,353
Class Z	106,530	1,071	69,039	26,683
Class A	-	-	141,844	141,172
Reinvested dividends and distributions
Class I	534,012	514,757	-	459,223
Class C	14,570	8,598	-	531,329
Class Z	60	14	-	7,238
Class A	-	-	-	7,775
Shares repurchased
Class I	(6,559,440)	(7,363,485)	(4,364,896)	(2,118,855)
Class C	(266,193)	(99,871)	(1,833,735)	(1,552,228)
Class Z	(1,498)	(1,359)	(79,984)	(4,689)
Class A	-	-	(88,346)	(62,207)

Net increase/(decrease)	5,705,435	(1,442,565)	(1,178,650)	1,010,635

Shares outstanding, beginning of period	10,987,779	12,430,344	12,392,111	11,381,476

Shares outstanding, end of period	16,693,214	10,987,779	11,213,461	12,392,111

Accumulated undistributed net investment income/(loss)	$(329,006)	$(297,908)	$1,543,338	$702,010

The accompanying notes are an integral part of the financial statements.

60 Financial Statements

ICON Equity Income Fund		ICON Long/Short Fund		ICON Risk-Managed Equity Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2009	2008	2009	2008	2009	2008

2,000,622	2,409,932	340,946	4,122,378	1,569,658	3,538,611
129,891	99,285	78,797	476,043	145,207	251,905
480	4,082	2,545	30,543	5,713	35,779
54,286	13,938	28,761	205,076	137,816	56,323

259,726	1,018,360	109,323	528,188	81,150	306,393
12,741	39,498	33,955	99,261	4,017	9,910
331	416	418	478	243	325
1,909	2,873	6,852	12,424	1,363	1,372

(6,514,734)	(2,691,935)	(5,931,965)	(10,278,275)	(5,380,747)	(2,379,180)
(193,327)	(84,944)	(831,324)	(880,400)	(217,823)	(50,918)
(1,218)	(101)	(31,165)	(15,100)	(35,997)	(1,992)
(56,756)	(12,649)	(185,853)	(199,994)	(71,413)	(3,410)

(4,306,049)	798,755	(6,378,710)	(5,899,378)	(3,760,813)	1,765,118

8,712,575	7,913,820	9,239,948	15,139,326	7,830,173	6,065,055

4,406,526	8,712,575	2,861,238	9,239,948	4,069,360	7,830,173

$7,965	$10,408	$170,533	$1,164,664	$6,269	$(9,707)

Financial Statements 61

Financial Highlights

											Ratio of expenses to			Ratio of net investment
											average			income to average
											net assets(a)			net assets(a)
											Before	After		Before	After
											expense	expense		expense	expense
		Income from			Less dividends						limitation/	limitation/		limitation/	limitation/
		investment operations			and distributions						recoupment	recoupment		recoupment	recoupment
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	and transfer	and transfer		and transfer	and transfer
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	agent	agent		agent	agent	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	dividends and	value, end	Total	period (in	earnings	earnings		earnings	earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return*	thousands)	credit	credit		credit	credit	rate(b)

ICON Bond Fund
Class I
Year Ended September 30, 2009	$9.44	$0.40	$0.84	$1.24	$(0.40)	$-	$(0.40)	$10.28	13.50%	$166,145	1.09%	1.00	%(c)	4.08%	4.17%	73.71%
Year Ended September 30, 2008	10.02	0.42	(0.55)	(0.13)	(0.45)	-	(0.45)	9.44	(1.48)%	100,985	1.08%	1.00	%(c)	4.06%	4.14%	73.47%
Year Ended September 30, 2007	10.00	0.44	0.03	0.47	(0.45)	-	(0.45)	10.02	4.80%	123,102	1.09%	1.00	%(c)	4.34%	4.42%	34.40%
Year Ended September 30, 2006	10.16	0.42	(0.15)	0.27	(0.42)	(0.01)	(0.43)	10.00	2.72%	90,324	1.11%	1.01	%(c)	4.14%	4.24%	66.82%
Year Ended September 30, 2005	10.52	0.40	(0.29)	0.11	(0.41)	(0.06)	(0.47)	10.16	1.05%	82,415	1.18%	1.10%		3.72%	3.80%	76.28%
Class C
Year Ended September 30, 2009	9.46	0.34	0.84	1.18	(0.34)	-	(0.34)	10.30	12.80%	4,441	2.40%	1.60	%(c)	2.75%	3.55%	73.71%
Year Ended September 30, 2008	10.05	0.35	(0.55)	(0.20)	(0.39)	-	(0.39)	9.46	(2.16)%	2,725	2.42%	1.60	%(c)	2.71%	3.53%	73.47%
Year Ended September 30, 2007	10.02	0.38	0.04	0.42	(0.39)	-	(0.39)	10.05	4.27%	1,491	3.15%	1.60	%(c)	2.28%	3.82%	34.40%
Year Ended September 30, 2006	10.18	0.36	(0.15)	0.21	(0.36)	(0.01)	(0.37)	10.02	2.09%	968	3.08%	1.61	%(c)	2.17%	3.64%	66.82%
Year Ended September 30, 2005	10.54	0.33	(0.28)	0.05	(0.35)	(0.06)	(0.41)	10.18	0.47%	988	3.42%	1.69%		1.46%	3.19%	76.28%
Class Z
Year Ended September 30, 2009	9.42	0.45	0.81	1.26	(0.42)	-	(0.42)	10.26	13.79%	1,087	1.91%	0.75	%(c)	3.34%	4.50%	73.71%
Year Ended September 30, 2008	10.02	0.44	(0.57)	(0.13)	(0.47)	-	(0.47)	9.42	(1.43)%	8	186.00%	0.75	%(c)	(180.79)%	4.46%	73.47%
Year Ended September 30, 2007	10.00	0.46	0.03	0.49	(0.47)	-	(0.47)	10.02	5.02%	11	31.60%	0.75	%(c)	(26.18)%	4.67%	34.40%
Year Ended September 30, 2006	10.15	0.45	(0.15)	0.30	(0.44)	(0.01)	(0.45)	10.00	3.06%	4	25.40%	0.76	%(c)	(20.18)%	4.47%	66.82%
Year Ended September 30, 2005	10.51	0.42	(0.28)	0.14	(0.44)	(0.06)	(0.50)	10.15	1.30%	5	74.28%	0.84%		(69.41)%	4.03%	76.28%
ICON Core Equity Fund
Class I
Year Ended September 30, 2009	11.24	0.10	(2.26)	(2.16)	-	-	-	9.08	(19.22)%	62,963	1.37%	1.37%		1.23%	1.23%	208.48%
Year Ended September 30, 2008	16.59	0.09	(4.07)	(3.98)	-	(1.37)	(1.37)	11.24	(25.99)%	76,606	1.27%	1.27%		0.67%	0.67%	173.81%
Year Ended September 30, 2007	15.22	0.02	2.46	2.48	-	(1.11)	(1.11)	16.59	17.05%	88,246	1.24%	1.23%		0.12%	0.13%	116.81%
Year Ended September 30, 2006	15.14	(0.02)	0.67	0.65	-	(0.57)	(0.57)	15.22	4.35%	104,966	1.23%	1.23%		(0.13)%	(0.13)%	148.67%
Year Ended September 30, 2005	12.78	(0.05)	2.41	2.36	-	-	-	15.14	18.47%	93,780	1.27%	N/A		(0.33)%	N/A	136.82%
Class C
Year Ended September 30, 2009	10.46	0.03	(2.12)	(2.09)	-	-	-	8.37	(19.98)%	33,089	2.25%	2.25%		0.44%	0.44%	208.48%
Year Ended September 30, 2008	15.66	(0.01)	(3.82)	(3.83)	-	(1.37)	(1.37)	10.46	(26.61)%	55,364	2.05%	2.05%		(0.09)%	(0.09)%	173.81%
Year Ended September 30, 2007	14.52	(0.10)	2.35	2.25	-	(1.11)	(1.11)	15.66	16.25%	92,350	2.02%	2.02%		(0.68)%	(0.67)%	116.81%
Year Ended September 30, 2006	14.58	(0.14)	0.65	0.51	-	(0.57)	(0.57)	14.52	3.54%	95,842	2.03%	2.02%		(0.91)%	(0.91)%	148.67%
Year Ended September 30, 2005	12.41	(0.15)	2.32	2.17	-	-	-	14.58	17.49%	78,145	2.04%	N/A		(1.10)%	N/A	136.82%
Class Z
Year Ended September 30, 2009	11.24	0.10	(2.27)	(2.17)	-	-	-	9.07	(19.31)%	887	1.45%	1.45%		1.27%	1.27%	208.48%
Year Ended September 30, 2008	16.62	0.09	(4.10)	(4.01)	-	(1.37)	(1.37)	11.24	(26.11)%	1,222	1.34%	1.34%		0.65%	0.65%	173.81%
Year Ended September 30, 2007	15.23	0.03	2.47	2.50	-	(1.11)	(1.11)	16.62	17.18%	1,320	1.18%	1.18%		0.17%	0.17%	116.81%
Year Ended September 30, 2006	15.12	0.02	0.66	0.68	-	(0.57)	(0.57)	15.23	4.57%	1,291	0.99%	0.98%		0.12%	0.12%	148.67%
Year Ended September 30, 2005	12.79	(0.14)	2.47	2.33	-	-	-	15.12	18.22%	1,165	1.76%	N/A		(0.94)%	N/A	136.82%
Class A
Year Ended September 30, 2009	10.92	0.01	(2.20)	(2.19)	-	-	-	8.73	(20.05)%	1,969	2.43%	2.43%		0.11%	0.11%	208.48%
Year Ended September 30, 2008	16.32	(0.01)	(4.02)	(4.03)	-	(1.37)	(1.37)	10.92	(26.76)%	1,878	2.09%	2.09%		(0.08)%	(0.08)%	173.81%
Year Ended September 30, 2007	15.09	(0.06)	2.40	2.34	-	(1.11)	(1.11)	16.32	16.25%	1,390	1.66%	1.65%		(0.42)%	(0.41)%	116.81%
May 31, 2006 (inception) to September 30, 2006	15.80	(0.27)	(0.44)	(0.71)	-	-	-	15.09	(4.49)%	128	7.44%	7.43%		(5.45)%	(5.44)%	148.67%

62 Financial Highlights

Financial Highlights

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Financial Highlights (continued)

											Ratio of expenses to				Ratio of net investment
											average				income to average
											net assets(a)				net assets(a)
											Before		After		Before		After
											expense		expense		expense		expense
		Income from			Less dividends						limitation/		limitation/		limitation/		limitation/
		investment operations			and distributions						recoupment		recoupment		recoupment		recoupment
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	and transfer		and transfer		and transfer		and transfer
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	agent		agent		agent		agent	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	dividends and	value, end	Total	period (in	earnings		earnings		earnings		earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return*	thousands)	credit		credit		credit		credit	rate(b)

ICON Equity Income Fund
Class I
Year Ended September 30, 2009	$11.87	$0.40	$(1.59)	$(1.19)	$(0.40)	$-	$(0.40)	$10.28	(9.48)%	$41,623	1.40%		1.40	%(c)	4.58%		4.58%	148.56%
Year Ended September 30, 2008	16.48	0.34	(3.00)	(2.66)	(0.31)	(1.64)	(1.95)	11.87	(17.76)%	98,501	1.23	%(g)	1.23	%(c)	2.48%		2.48%	132.93%
Year Ended September 30, 2007	14.94	0.29	2.26	2.55	(0.34)	(0.67)	(1.01)	16.48	17.67%	124,668	1.23	%(h)	1.22	%(c)	1.86%		1.86%	121.30%
Year Ended September 30, 2006	15.79	0.30	0.29	0.59	(0.35)	(1.09)	(1.44)	14.94	4.02%	133,835	1.23%		1.23	%(c)	1.96%		1.96%	162.84%
Year Ended September 30, 2005	14.33	0.27	1.54	1.81	(0.27)	(0.08)	(0.35)	15.79	12.71%	129,681	1.27%		1.27%		1.79%		1.79%	143.82%
Class C
Year Ended September 30, 2009	11.73	0.32	(1.56)	(1.24)	(0.33)	-	(0.33)	10.16	(10.12)%	3,348	2.69%		2.21	%(c)	3.21%		3.69%	148.56%
Year Ended September 30, 2008	16.33	0.21	(2.97)	(2.76)	(0.20)	(1.64)	(1.84)	11.73	(18.60)%	4,461	2.34	%(g)	2.20	%(c)	1.40%		1.54%	132.93%
Year Ended September 30, 2007	14.85	0.14	2.23	2.37	(0.22)	(0.67)	(0.89)	16.33	16.45%	5,331	2.33	%(h)	2.21	%(c)	0.75%		0.87%	121.30%
Year Ended September 30, 2006	15.71	0.15	0.29	0.44	(0.21)	(1.09)	(1.30)	14.85	3.03%	4,753	2.29%		2.20	%(c)	0.91%		1.00%	162.84%
Year Ended September 30, 2005	14.27	0.13	1.54	1.67	(0.15)	(0.08)	(0.23)	15.71	11.71%	3,861	2.53%		2.20%		0.53%		0.86%	143.82%
Class Z
Year Ended September 30, 2009	11.84	0.41	(1.57)	(1.16)	(0.42)	-	(0.42)	10.26	(9.20)%	66	8.73%		1.21	%(c)	(2.83)%		4.69%	148.56%
Year Ended September 30, 2008	16.46	0.38	(3.04)	(2.66)	(0.32)	(1.64)	(1.96)	11.84	(17.81)%	81	11.18	%(g)	1.20	%(c)	(7.14)%		2.84%	132.93%
Year Ended September 30, 2007	14.94	0.30	2.26	2.56	(0.37)	(0.67)	(1.04)	16.46	17.74%	40	11.08	%(h)	1.21	%(c)	(7.96)%		1.92%	121.30%
Year Ended September 30, 2006	15.79	0.30	0.29	0.59	(0.35)	(1.09)	(1.44)	14.94	4.04%	24	4.36%		1.20	%(c)	(1.20)%		1.96%	162.84%
Year Ended September 30, 2005	14.33	0.28	1.55	1.83	(0.29)	(0.08)	(0.37)	15.79	12.89%	23	9.37%		1.20%		(6.31)%		1.86%	143.82%
Class A
Year Ended September 30, 2009	11.80	0.38	(1.57)	(1.19)	(0.40)	-	(0.40)	10.21	(9.53)%	237	5.68%		1.46	%(c)	0.26%		4.48%	148.56%
Year Ended September 30, 2008	16.40	0.31	(2.99)	(2.68)	(0.28)	(1.64)	(1.92)	11.80	(17.98)%	281	5.40	%(g)	1.44	%(c)	(1.67)%		2.29%	132.93%
Year Ended September 30, 2007	14.92	0.27	2.22	2.49	(0.34)	(0.67)	(1.01)	16.40	17.29%	322	3.77	%(h)	1.45	%(c)	(0.60)%		1.73%	121.30%
May 31, 2006 (inception) to September 30, 2006	15.04	0.08	(0.01)	0.07	(0.19)	-	(0.19)	14.92	0.46%	19	38.36%		1.44	%(c)	(35.18)%		1.74%	162.84%
ICON Long/Short Fund(f)
Class I
Year Ended September 30, 2009	13.76	0.16	(1.91)	(1.75)	(0.28)	-	(0.28)	11.73	(12.40)%	15,209	2.03%		1.97	%(c)	1.44%		1.50%	131.79%
Year Ended September 30, 2008	19.26	0.13	(4.86)	(4.73)	(0.03)	(0.74)	(0.77)	13.76	(25.43)%	93,243	1.47%		1.47	%(c)	0.78%		0.78%	174.59%
Year Ended September 30, 2007	17.19	0.07	2.47	2.54	(0.04)	(0.43)	(0.47)	19.26	15.05%	238,943	1.46%		1.46	%(c)	0.39%		0.39%	105.00%
Year Ended September 30, 2006	15.99	0.03	1.17	1.20	-	-	-	17.19	7.50%	168,522	1.45	%(d)	1.45	%(c)	0.18	%(d)	0.18%	94.62%
Year Ended September 30, 2005	13.92	(0.08)	2.65	2.57	-	(0.50)	(0.50)	15.99	18.69%	53,158	1.58%		1.58%		(0.53)%		(0.53)%	112.06%
Class C
Year Ended September 30, 2009	13.13	0.06	(1.81)	(1.75)	(0.19)	-	(0.19)	11.19	(13.10)%	15,093	2.95%		2.81	%(c)	0.44%		0.58%	131.79%
Year Ended September 30, 2008	18.54	-	(4.67)	(4.67)	-	(0.74)	(0.74)	13.13	(26.09)%	27,148	2.31%		2.31	%(c)	(0.01)%		(0.01)%	174.59%
Year Ended September 30, 2007	16.67	(0.08)	2.38	2.30	-	(0.43)	(0.43)	18.54	14.05%	43,986	2.33%		2.32	%(c)	(0.48)%		(0.47)%	105.00%
Year Ended September 30, 2006	15.63	(0.13)	1.17	1.04	-	-	-	16.67	6.65%	26,763	2.30	%(d)	2.30	%(c)	(0.78	)%(d)	(0.78)%	94.62%
Year Ended September 30, 2005	13.73	(0.19)	2.59	2.40	-	(0.50)	(0.50)	15.63	17.68%	13,925	2.37%		2.32%		(1.35)%		(1.31)%	112.06%
Class Z
Year Ended September 30, 2009	13.81	0.17	(1.89)	(1.72)	(0.29)	-	(0.29)	11.80	(12.10)%	128	4.40%		1.73	%(c)	(1.12)%		1.55%	131.79%
Year Ended September 30, 2008	19.30	0.18	(4.93)	(4.75)	-	(0.74)	(0.74)	13.81	(25.45)%	540	2.37%		1.44	%(c)	0.16%		1.09%	174.59%
Year Ended September 30, 2007	17.29	0.10	2.41	2.51	(0.07)	(0.43)	(0.50)	19.30	14.81%	447	1.25%		1.25	%(c)	0.55%		0.55%	105.00%
Year Ended September 30, 2006	16.05	0.11	1.13	1.24	-	-	-	17.29	7.73%	3,306	1.17	%(d)	1.17	%(c)	0.61	%(d)	0.61%	94.62%
Year Ended September 30, 2005	13.94	(0.05)	2.66	2.61	-	(0.50)	(0.50)	16.05	18.96%	140	3.07%		1.33%		(2.07)%		(0.33)%	112.06%

64 Financial Highlights

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Financial Highlights (continued)

											Ratio of expenses to			Ratio of net investment
											average			income to average
											net assets(a)			net assets(a)
											Before			Before	After
											expense	After		expense	expense
		Income from			Less dividends						limitation/	expense		limitation/	limitation/
		investment operations			and distributions						recoupment	limitation/		recoupment	recoupment
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	and transfer	recoupment		and transfer	and transfer
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	agent	and transfer		agent	agent	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	dividends and	value, end	Total	period (in	earnings	agent earnings		earnings	earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return*	thousands)	credit	credit		credit	credit	rate(b)

Class A
Year Ended September 30, 2009	$13.69	$0.14	$(1.88)	$(1.74)	$(0.28)	$-	$(0.28)	$11.67	(12.39)%	$2,390	2.64%	2.06	%(c)	0.76%	1.34%	131.79%
Year Ended September 30, 2008	19.20	0.10	(4.85)	(4.75)	(0.02)	(0.74)	(0.76)	13.69	(25.61)%	4,859	1.72%	1.72	%(c)	0.63%	0.63%	174.59%
Year Ended September 30, 2007	17.18	0.05	2.46	2.51	(0.06)	(0.43)	(0.49)	19.20	14.94%	6,481	1.68%	1.67	%(c)	0.27%	0.26%	105.00%
May 31, 2006 (inception) to September 30, 2006	17.52	0.05	(0.39)	(0.34)	-	-	-	17.18	(1.94)%	821	2.51%	1.54	%(c)	(0.01)%	0.96%	94.62%
ICON Risk-Managed Equity Fund
Class I
Year Ended September 30, 2009	11.28	0.15	(0.85)	(0.70)	(0.15)	-	(0.15)	10.43	(5.98)%	37,475	1.44%	1.44	%(c)	1.62%	1.62%	194.31%
Year Ended September 30, 2008	13.18	0.12	(1.39)	(1.27)	(0.10)	(0.53)	(0.63)	11.28	(10.04)%	82,599	1.30%	1.30	%(c)	0.93%	0.93%	184.47%
Year Ended September 30, 2007	13.80	(0.02)	1.64	1.62	(0.01)	(2.23)	(2.24)	13.18	12.51%	77,195	1.50%	1.50	%(c)	(0.11)%	(0.11)%	150.42%
Year Ended September 30, 2006	13.88	(0.01)	0.05	0.04	-	(0.12)	(0.12)	13.80	0.30%	60,321	1.47%	1.47	%(c)	(0.04)%	(0.04)%	159.55%
Year Ended September 30, 2005	13.25	(0.06)	1.26	1.20	-	(0.57)	(0.57)	13.88	9.21%	54,347	1.54%	1.45%		(0.57)%	(0.48)%	159.35%
Class C
Year Ended September 30, 2009	10.72	0.05	(0.79)	(0.74)	(0.10)	-	(0.10)	9.88	(6.69)%	3,199	2.72%	2.24	%(c)	0.06%	0.54%	194.31%
Year Ended September 30, 2008	12.61	0.01	(1.32)	(1.31)	(0.05)	(0.53)	(0.58)	10.72	(10.85)%	4,207	2.52%	2.21	%(c)	(0.24)%	0.07%	184.47%
Year Ended September 30, 2007	13.39	(0.11)	1.56	1.45	-	(2.23)	(2.23)	12.61	11.53%	2,291	2.76%	2.25	%(c)	(1.34)%	(0.83)%	150.42%
Year Ended September 30, 2006	13.56	(0.11)	0.06	(0.05)	-	(0.12)	(0.12)	13.39	(0.36)%	2,842	2.61%	2.23	%(c)	(1.23)%	(0.85)%	159.55%
Year Ended September 30, 2005	13.06	(0.16)	1.23	1.07	-	(0.57)	(0.57)	13.56	8.31%	3,652	2.80%	2.20%		(1.80)%	(1.20)%	159.35%
Class Z
Year Ended September 30, 2009	11.46	0.22	(0.91)	(0.69)	(0.16)	-	(0.16)	10.61	(5.79)%	72	3.55%	1.24	%(c)	(0.10)%	2.21%	194.31%
Year Ended September 30, 2008	13.37	0.15	(1.43)	(1.28)	(0.10)	(0.53)	(0.63)	11.46	(9.99)%	422	4.39%	1.21	%(c)	(1.98)%	1.20%	184.47%
Year Ended September 30, 2007	13.94	0.01	1.65	1.66	-	(2.23)	(2.23)	13.37	12.67%	37	17.99%	1.25	%(c)	(16.64)%	0.10%	150.42%
Year Ended September 30, 2006	13.94	0.02	0.10	0.12	-	(0.12)	(0.12)	13.94	0.88%	5	3.52%	1.22	%(c)	(2.14)%	0.15%	159.55%
Year Ended September 30, 2005	13.29	(0.03)	1.25	1.22	-	(0.57)	(0.57)	13.94	9.42%	3	53.94%	1.20%		(52.97)%	(0.23)%	159.35%
Class A
Year Ended September 30, 2009	11.25	0.09	(0.80)	(0.71)	(0.15)	-	(0.15)	10.39	(6.05)%	1,501	2.87%	1.49	%(c)	(0.43)%	0.95%	194.31%
Year Ended September 30, 2008	13.15	0.10	(1.38)	(1.28)	(0.09)	(0.53)	(0.62)	11.25	(10.18)%	863	3.75%	1.46	%(c)	(1.44)%	0.85%	184.47%
Year Ended September 30, 2007	13.80	(0.03)	1.65	1.62	(0.04)	(2.23)	(2.27)	13.15	12.51%	294	7.12%	1.49	%(c)	(5.85)%	(0.22)%	150.42%
May 31, 2006 (inception) to September 30, 2006	13.73	0.03	0.04	0.07	-	-	-	13.80	0.51%	15	42.18%	1.47	%(c)	(40.01)%	0.69%	159.55%

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Annualized for periods less than a year.
(b)	Portfolio turnover is calculated at the Fund level and is not annualized.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(d)	Prior disclosures were reclassified to be consistent with current presentation.
(e)	Amount less than $0.005.
(f)	The Fund’s operating expenses, not including dividends on short positions, are contractually limited to 1.55% for Class I, 2.30% for Class C, 1.25% for Class Z and 1.55% for Class A. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
(g)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including expenses that were paid on behalf of the Fund by a third party related to a tax matter were 1.43%, 2.54%, 11.38% and 5.60% for Class I, C, Z and A, respectively.
(h)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including a potential Internal Revenue Code section 860 deficiency dividend expense were 1.81%, 2.91%, 11.66% and 4.35% for Class I, C, Z and A, respectively.
The accompanying notes are an integral part of the financial statements

66 Financial Highlights

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Notes To Financial Statements
September 30, 2009

1. Organization

The ICON Bond Fund (“Bond Fund”), ICON Core Equity Fund (“Core Equity Fund”), ICON Equity Income Fund (“Equity Income Fund”), ICON Long/Short Fund (“Long/Short Fund”) and ICON Risk-Managed Equity Fund (“Risk-Managed Equity Fund”) (formerly ICON Income Opportunity Fund) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund offers four classes of shares: Class I, Class C, Class Z and Class A with the exception of Bond Fund, which offers three classes of shares: Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently 12 other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Core Equity Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Long/Short Fund is capital appreciation. The investment objective of the Risk-Managed Equity Fund is modest capital appreciation and to maximize realized gains.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund may invest in medium-and lower-quality debt securities. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. The Long/Short Fund engages in short selling; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss

68 Notes to Financial Statements

occurs when the value of a security sold short increases. The Risk-Managed Equity Fund invests in call options; call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers.

The Risk-Managed Equity Fund overweighted the Financial sector which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect that sector.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the

Notes to Financial Statements 69

Notes to Financial Statements (continued)

“NYSE”) (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Investments in other open-end investment companies are valued at net asset value.

70 Notes to Financial Statements

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in certain foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2009:

	Level 1
		Liabilities in	Level 2
	Investments	Securities Sold Short	Investments
Fund Name	in Securities	and Written Options	in Securities

ICON Bond Fund
Corporate Bonds	$-	$-	$163,954,897
Short-Term Investments	-	-	5,142,191
Mutual Funds	2,877,101	-	-
U.S. Government and U.S. Government Agency Bonds	-	-	875,325
Foreign Government Bonds	-	-	547,500

Total	$2,877,101	$-	$170,519,913

ICON Core Equity Fund
Common Stock	$96,115,151	$-	$-
Mutual Funds	27,814,062	-	-
Short-Term Investments	-	-	4,248,126

Total	$123,929,213	$-	$4,248,126

ICON Equity Income Fund
Common Stock	$32,709,955	$-	$-
Exchange Traded Funds	3,774,963	-	-
Corporate Bonds	-	-	2,437,232
U.S. Government Bonds	-	-	4,173,321
Preferred Stock	536,272	-	-
Call Options Purchased	403,537	-	-
Short-Term Investments	-	-	383,755
Convertible Corporate Bonds	-	-	330,000

Total	$37,424,727	$-	$7,324,308

Notes to Financial Statements 71

Notes to Financial Statements (continued)

	Level 1
		Liabilities in	Level 2
	Investments	Securities Sold Short	Investments
	in Securities	and Written Options	in Securities

ICON Long/Short Fund
Common Stock	$27,985,428	$(4,728,960)	$-
Corporate Bonds	-	-	6,674,328
Preferred Stock	478,365	-	-
Short-Term Investments	-	-	1,856,228
Mutual Funds	4,590,112	(9,066,750)	-

Total	$33,053,905	$(13,795,710)	$8,530,556

ICON Risk-Managed Equity Fund
Common Stock	$41,930,436	$-	$-
Short-Term Investments	-	-	7,938,217
Mutual Funds	4,073,701	-	-
Put Options Purchased	113,275	-	-
Call Options Written	-	(1,302,150)	-

Total	$46,117,412	$(1,302,150)	$7,938,217

There were no Level 3 securities held in any of the Funds at September 30, 2009.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Derivatives

Each Fund may use derivatives for various purposes. The Funds’ use of derivatives for the fiscal year ended September 30, 2009 was limited to written and purchased options. Following is a summary of how these

72 Notes to Financial Statements

derivatives are treated in the financial statements and their impact on the Funds:

Fair Values of Derivative Instruments as of September 30, 2009

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
Derivatives not accounted	Liabilities	Fair	Liabilities	Fair
for as hedging instruments	Location	Value	Location	Value

Purchased option contracts
Equity risk
ICON Equity Income Fund	Investments,	$69,273	Investments,	$-
ICON Risk-Managed Equity Fund	at value	-	at value	25,111
Written option contracts
Equity risk
ICON Risk-Managed Equity Fund	Options written, at value	$56,775	Options written, at value	$-

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

	Location of Gain/(loss) on
Derivatives not accounted	Derivatives Recognized in
for as hedging instruments	Operations	Amount

Purchased option contracts
Equity risk
ICON Equity Income Fund	Net realized gain/(loss) from	$(250,038)
ICON Risk-Managed Equity Fund	investment transactions	3,832,020
Written option contracts
Equity risk
ICON Long/Short Fund	Net realized gain/(loss) from	$14,367
ICON Risk-Managed Equity Fund	written option transactions	4,056,985

Notes to Financial Statements 73

Notes to Financial Statements (continued)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Operations

	Location of Gain/(loss) on
Derivatives not accounted	Derivatives Recognized in
for as hedging instruments	Operations	Amount

Purchased option contracts
Equity risk
ICON Equity Income Fund	Change in unrealized net	$205,936
ICON Risk-Managed Equity	appreciation/(depreciation) on	(1,136)
Fund	investments
Written option contracts
Equity risk
ICON Long/Short Fund	Change in unrealized net	$–
ICON Risk-Managed Equity	appreciation/(depreciation) on	101,121
Fund	written options

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended September 30, 2009.

The Funds value derivatives at fair value, as described below, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Options Transactions

The Risk-Managed Equity Fund’s primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions and to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is

74 Notes to Financial Statements

exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limited gains, lack of liquidity for the option and lack of liquidity for the security or securities index.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid or received, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

As of September 30, 2009, the Equity Income Fund engaged in purchased call options transactions and the Risk-Managed Equity Fund engaged in written call and purchased put options transactions. The Long/Short Fund engaged in written call options during the year. All open options contracts are included on each Fund’s Schedule of Investments.

The Long/Short Fund and the Risk-Managed Equity Fund’s written options are collateralized by cash and/or securities held in a segregated account at the Fund’s custodian. Such collateral is restricted from the Funds’ use. The cash collateral held for the prime broker and/or the borrowings from the prime broker are included on the Statement of Assets and Liabilities. The securities pledged as collateral are included on the Schedule of Investments.

Notes to Financial Statements 75

Notes to Financial Statements (continued)

The number of option contracts written and the premiums received by the Long/Short Fund and the Risk-Managed Equity Fund during the year ended September 30, 2009, were as follows:

	Long/Short Fund		Risk-Managed Equity Fund
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received

Options outstanding, beginning of year	-	$-	760	$4,557,454
Options written during year	3,160	14,367	50,112	173,600,116
Options expired during year	(3,160)	(14,367)	-	-
Options closed during year	-	-	(50,462)	(176,798,645)
Options exercised during year	-	-	-	-

Options outstanding, end of year	-	$-	410	$1,358,925

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. The Long/Short Fund enters into short positions in equity securities identified as being overvalued.

Short sales involve market risk. If a security sold short increases in price, the Long/Short Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. These short sales are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Funds is restricted from use. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as “Deposits for short sales.” The securities pledged as collateral that are restricted from use are included on the Schedule of Investments. Dividends received on short sales are treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short may exceed the liabilities recorded on the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of September 30, 2009, the Long/Short Fund engaged in short selling. The short positions are included in the Schedule of Securities Sold Short on the Schedule of Investments.

76 Notes to Financial Statements

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. Brown Brothers Harriman (the “Lending Agent”) may invest the cash collateral in the Invesco Aim Liquid Assets Portfolio, which complies with Rule 2a-7 of the 1940 Act relating to money market funds.

The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2009, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Bond Fund	$2,769,200	$2,877,101
ICON Core Equity Fund	26,956,341	27,814,062
ICON Long/Short Fund	4,459,359	4,590,112
ICON Risk-Managed Equity Fund	3,949,994	4,073,701

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2009. It may also include collateral received from the pre-funding of loans.

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Notes to Financial Statements 77

Notes to Financial Statements (continued)

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Risk-Managed Equity Fund intend to distribute net investment income, if any, to shareholders quarterly. Other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

78 Notes to Financial Statements

Allocation of Income and Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily net assets of the Bond Fund, 0.75% of average daily net assets of the Core Equity, Equity Income and Risk-Managed Equity Funds, and 0.85% of average daily net assets of the Long/Short Fund.

ICON Advisers has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds’ operating expenses (exclusive of brokerage, interest, taxes, dividends on short sales and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class I	Class C	Class Z	Class A

ICON Bond Fund	1.00%	1.60%	0.75%	N/A
ICON Equity Income Fund	1.45%	2.20%	1.20%	1.45%
ICON Long/Short Fund	1.55%	2.30%	1.25%	1.55%
ICON Risk-Managed Equity Fund	1.45%	2.20%	1.20%	1.45%

The Funds’ expense limitation will continue in effect until at least January 31, 2020. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

Notes to Financial Statements 79

Notes to Financial Statements (continued)

As of September 30, 2009 the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2010	2011	2012

ICON Bond Fund	$101,907	$110,767	$144,367
ICON Equity Income Fund	13,070	24,557	36,020
ICON Long/Short Fund	-	4,673	62,226
ICON Risk-Managed Equity Fund	20,262	27,551	34,273

Accounting, Custody and Transfer Agent Fees

Citi Fund Services Ohio, Inc. (“Citi”) is the fund accounting agent for the Funds. For its services, the Trust pays Citi 0.03% on the first $1.75 billion of net assets, 0.0175% on net assets over $1.75 billion and up to $5 billion, and 0.01% on net assets in excess of $5 billion.

Brown Brothers Harriman (“BBH”) is the custodian of the Trust’s investments. Effective July 1, 2009, for domestic custody services, the Trust pays BBH 0.0050% on the first $250 million of assets, 0.0040% on the second $250 million of assets and 0.0025% on domestic assets above $500 million, plus certain transaction charges. Prior to July 1, 2009, the Trust paid BBH 0.0065% on the first $50 million of assets and 0.0050% on domestic assets above $50 million. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Transfer agent earnings credits are credits received for interest which results from overnight balances used by the transfer agent, BFDS, for clearing shareholder transactions. During the year ended September 30, 2009, the Funds received transfer agent earnings credits which are included on the Statement of Operations.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Funds’ first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over

80 Notes to Financial Statements

$5 billion. During the year ended September 30, 2009, the Funds’ payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any damage, expense or loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has entered into a sub-administration agreement with Citi pursuant to which Citi assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays Citi at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual distribution and service fee of 0.85% of average daily net assets and Class I shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual distribution and service fee of 1.00% of average daily net assets for Class C shares and an annual distribution and service fee of 0.25% of average daily net assets for Class I shares and Class A shares. The total amount paid under the 12b-1 plans by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 100% by the Funds. For the year ended September 30, 2009, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

Some of the distribution amounts received by IDI, discussed in the Distribution Fees section above, have been used to offset various shareholder servicing costs incurred by ICON. For the year ended September 30, 2009, this amount was $50,679.

Notes to Financial Statements 81

Notes to Financial Statements (continued)

4. Borrowings

The Funds have entered into Lines of Credit agreements with BBH to provide temporary funding for redemption requests. At BBH, the maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million. Interest on domestic borrowings with BBH is charged at LIBOR plus 1.50%, which was 1.71% at September 30, 2009. The Funds may have borrowings with the prime broker as a result of brokerage requirements. Interest on domestic borrowings with the prime broker is charged at the Fed Funds rate plus 50 basis points, which was 0.60% at September 30, 2009. The average interest rate charged for the year ended September 30, 2009, was 1.57%.

Average Borrowing
Fund	(10/1/08-9/30/09)

ICON Bond Fund	$641,052
ICON Core Equity Fund	964,768
ICON Equity Income Fund	1,149,620
ICON Long/Short Fund**	2,138,273
ICON Risk-Managed Equity Fund**	4,068,464

**Fund had outstanding borrowings as of September 30, 2009.

Average borrowing is calculated using only the days there was a borrowing. It is not an annualized number.

5. Purchases and Sales of Investment Securities

For the year ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding securities sold short, short-term securities and written options contacts) was as follows:

				Proceeds from
			Purchases of	Sales of
		Proceeds	Long-Term	Long-Term
	Purchases of	from Sales	U.S. Government	U.S. Government
	Securities	of Securities	Obligations	Obligations

ICON Bond Fund	$127,155,747	$66,944,260	$12,472,846	$21,671,329
ICON Core Equity Fund	183,257,841	188,613,665	-	-
ICON Equity Income Fund	84,571,663	113,826,583	3,130,288	6,664,991
ICON Long/Short Fund	71,442,770	130,462,803	-	-
ICON Risk-Managed Equity Fund	102,944,303	129,492,685	-	-

82 Notes to Financial Statements

6. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted represent net capital loss carryforwards as of September 30, 2009 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

For the year ended September 30, 2009 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires

ICON Core Equity Fund	$1,364,078	2016
	32,616,367	2017
ICON Equity Income Fund	77,639	2016
	14,946,877	2017
ICON Long/Short Fund	44,159,483	2017
ICON Risk-Managed Equity Fund	260,291	2016
	7,975,360	2017

Future capital loss carryover utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2009, the Bond Fund utilized capital loss carryforwards in the amount of $442,729.

Notes to Financial Statements 83

Notes to Financial Statements (continued)

For the year ended September 30, 2009, the Funds will elect to defer post October losses of:

Post October
Fund	Losses

ICON Core Equity Fund	$33,870,952
ICON Equity Income Fund	27,191,288
ICON Long/Short Fund	22,054,193
ICON Risk-Managed Equity Fund	19,386,605

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2009, were as follows:

			Total
	Distributions Paid	Total Taxable	Distributions
Fund	from Ordinary Income	Distributions	Paid

ICON Bond Fund	$5,192,023	$5,192,023	$5,192,023
ICON Equity Income Fund	3,171,360	3,171,360	3,171,360
ICON Long/Short Fund	1,649,817	1,649,817	1,649,817
ICON Risk-Managed Equity Fund	1,081,889	1,081,889	1,081,889

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2008, were as follows:

	Distributions paid from			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Bond Fund	$5,417,996	$-	$5,417,996	$5,417,996
ICON Core Equity Fund	8,394,127	6,683,706	15,077,833	15,077,833
ICON Equity Income Fund	8,635,510	6,462,123	15,097,633	15,097,633
ICON Long/Short Fund	5,569,851	6,340,691	11,910,542	11,910,542
ICON Risk-Managed Equity Fund	3,751,879	-	3,751,879	3,751,879

As of September 30, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Net Long-	Accumulated	Distributions	Capital and	Appreciation/	Earnings/
Fund	Income	Term-Gains	Earnings	Payable*	Other Losses	(Depreciation)**	(Deficit)

ICON Bond Fund	$627,140	$136,317	$763,457	$(597,765)	$-	$5,428,982	$5,594,674
ICON Core Equity Fund	1,543,338	-	1,543,338	-	(67,851,397)	18,341,271	(47,966,788)
ICON Equity Income Fund	389,456	-	389,456	(406,397)	(42,215,804)	9,059,935	(33,172,810)
ICON Long/Short Fund	170,533	-	170,533	-	(66,213,676)	2,461,702	(63,581,441)
ICON Risk-Managed Equity Fund	4,343	-	4,343	-	(27,622,256)	6,502,779	(21,115,134)

*	Differences between the financial statement distribution payable and the tax basis distribution payable are a result of accrual based accounting and cash basis accounting used for federal tax reporting purposes.

84 Notes to Financial Statements

**	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

As of September 30, 2009, cost for federal income tax purposes and the amount of net unrealized appreciation/ depreciation were as follows:

		Unrealized	Unrealized	Net Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Bond Fund	$167,968,032	$7,356,205	$(1,927,223)	$5,428,982
ICON Core Equity Fund	109,836,068	18,871,222	(529,951)	18,341,271
ICON Equity Income Fund	35,689,100	9,380,687	(320,752)	9,059,935
ICON Long/Short Fund	38,295,651	4,925,938	(1,637,128)	3,288,810
ICON Risk-Managed Equity Fund	47,611,551	7,148,094	(704,016)	6,444,078

7. Subsequent Events

Management has evaluated subsequent events through November 20, 2009, the date of this report.

Notes to Financial Statements 85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, securities sold short and written call options, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund, ICON Core Equity Fund, ICON Equity Income Fund, ICON Risk Managed Equity Fund (formerly ICON Income Opportunity Fund) and ICON Long/Short Fund (five of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2009, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 20, 2009

86 Report of Accounting Firm

Six Month Hypothetical Expense Example
September 30, 2009 (unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/09-9/30/09).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

Expense Example 87

ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning		Expenses Paid	Annualized
	Account Value	Ending Account	During Period	Expense Ratio
	4/1/09	Value 9/30/09	4/1/09 - 9/30/09*	4/1/09 - 9/30/09

ICON Bond Fund
Class I
Actual Expenses	$1,000.00	$1,117.10	$5.31	1.00%
Hypothetical Example (5% return before expenses)	1,000.00	1,019.99	5.06
Class C
Actual Expenses	1,000.00	1,114.80	8.43	1.59%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.03	8.04
Class Z
Actual Expenses	1,000.00	1,118.70	3.98	0.75%
Hypothetical Example (5% return before expenses)	1,000.00	1,021.24	3.80
ICON Core Equity Fund
Class I
Actual Expenses	1,000.00	1,405.60	8.14	1.35%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.23	6.83
Class C
Actual Expenses	1,000.00	1,397.30	13.28	2.21%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.92	11.16
Class Z
Actual Expenses	1,000.00	1,401.90	8.91	1.48%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.58	7.49
Class A
Actual Expenses	1,000.00	1,396.80	14.06	2.34%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.27	11.81
ICON Equity Income Fund
Class I
Actual Expenses	1,000.00	1,420.80	8.68	1.43%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.83	7.23
Class C
Actual Expenses	1,000.00	1,416.10	13.39	2.21%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.92	11.16
Class Z
Actual Expenses	1,000.00	1,423.60	7.35	1.21%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.93	6.12

88 Expense Example

	Beginning		Expenses Paid	Annualized
	Account Value	Ending Account	During Period	Expense Ratio
	4/1/09	Value 9/30/09	4/1/09 - 9/30/09*	4/1/09 - 9/30/09

Class A
Actual Expenses	$1,000.00	$1,419.80	$8.80	1.45%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.73	7.33
ICON Long/Short Fund
Class I
Actual Expenses	1,000.00	1,245.20	12.66	2.25%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.72	11.36
Class C
Actual Expenses	1,000.00	1,239.20	16.95	3.02%
Hypothetical Example (5% return before expenses)	1,000.00	1,009.86	15.22
Class Z
Actual Expenses	1,000.00	1,246.00	9.74	1.73%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.33	8.74
Class A
Actual Expenses	1,000.00	1,244.10	11.59	2.06%
Hypothetical Example (5% return before expenses)	1,000.00	1,014.67	10.40
ICON Risk-Managed Equity Fund
Class I
Actual Expenses	1,000.00	1,236.20	8.41	1.50%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.48	7.59
Class C
Actual Expenses	1,000.00	1,231.90	12.70	2.27%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.62	11.46
Class Z
Actual Expenses	1,000.00	1,236.50	7.12	1.27%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.63	6.43
Class A
Actual Expenses	1,000.00	1,234.80	8.12	1.45%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.73	7.33

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

Expense Example 89

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 58, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to 2009). Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 59. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present) and Delta Dental of California, an insurance company (2006 to present). Mr. Bergert was a Director of Delta Dental of Pennsylvania, an insurance company (1998 to 2009) and Delta Reinsurance Corporation (2000 to 2009).

John C. Pomeroy, Jr., 62. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was

90 Trustees and Officers

Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Gregory Kellam Scott, 60. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently is employed as a member of the Executive Staff of the President of Ivy Tech Community College, recently appointed as Assistant to the President for Diversity and Community Relations (April 2008 to present). Prior to his current employment, he served as Executive Director of the Indiana Civil Rights Commission (2005 to 2008) and is a member of the U.S. State Department’s Advisory Committee on the African Judiciary (2006 to present). Mr. Scott was Senior Vice President-Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and served as a Justice on the Colorado Supreme Court (1993 to 2000). From 1980 until 1993, he was a member of the faculty of the University Of Denver College Of Law.

R. Michael Sentel, 61. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 58, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to 2009). Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Trustees and Officers 91

Erik L. Jonson, 60. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief Financial Officer, Secretary and Director (1998 to present) of IM&R; and Executive Vice and Treasurer/Financial Principal (1996 to present) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to 2009).

Jessica Seidlitz, 31. Ms. Seidlitz serves as Assistant Treasurer of the Funds (2007 to present). She also serves as Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP, (2001 to 2004).

Donald Salcito, 56. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel, for IDI (2005 to present); Chief Compliance Officer of IDI (2005 to 2007); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to 2009). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000 to 2005).

Brian Harding, 30. Mr. Harding serves as Chief Compliance Officer of the Funds (2008 to present). Mr. Harding also serves as Anti-Money Laundering Officer of the Funds (2008 to present). Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

92 Trustees and Officers

Other Information (unaudited)

Renewal of Investment Advisory Agreements

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 10, 2009, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2009.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to

Other Information 93

which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the Board of Trustees’ discussion, management personnel noted that the markets overall had performed poorly in 2008 and the beginning of 2009 and that the ICON Funds performed poorly as well. In this regard it was noted that late 2008 Board meetings the Adviser advised that it was concerned with the poor performance and began an internal analysis to determine the cause. Management advised that, in light of the analysis, it believes that the Adviser’s valuation equation was over valuing riskier stocks due to several factors - including, but not limited to, the extreme events of 2008, the industry wide undervaluing of risk, and the increase in the number of stocks in the Adviser’s investable universe; and that, in light of such, the Adviser made modifications to the risk valuation metrics of the valuation equation - namely that the Adviser modified the equation so that the valuation equation now takes into account an additional item of information on each individual company. The Trustees recalled that during the entire process, Management kept the Trustees informed, updating the Trustees on the status of the internal analysis and the changes to the valuation equation as the changes were being implemented. In addition, in response to Trustee questions, the Adviser advised that it has monitored Fund performance after implementation of the modification and found significant improvement; and that it believes this adjustment has improved the valuation equation and will benefit the Funds going forward. In reaching their conclusions, the Trustees noted that they have taken into consideration the poor overall market performance, the Funds’ performance, and the Adviser’s response, analysis and changes to the valuation equation.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide

94 Other Information

quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each fund covered by the Advisory Agreements due to the tumultuous markets during the past year, to related poor Fund performance, and to redemptions. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper Analytical Services concerning funds of

Other Information 95

similar size and funds of larger size, as well as data concerning ICON’s other clients and noted:

A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. that contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and consistent with those of similarly managed Funds;

C. that contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds’ expense ratios were competitive in light of their size;

D. that ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E. that the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F. that, the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage; and

G. that ICON has contractually commited to breakpointas in it fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted:

A. that ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that profits derived from providing the services are competitive and reasonable; and

B. that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality to which it provides advisory services; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

96 Other Information

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2009, qualifies for the corporate dividends received deduction for the following Funds:

Dividends
Received
Fund	Deduction

ICON Bond Fund	0.64%
ICON Equity Income Fund	94.97%
ICON Long/Short Fund	78.57%
ICON Risk-Managed Equity Fund	83.61%

For the fiscal year ended September 30, 2009, the following Funds paid qualified dividend income:

Fund	Amount

ICON Bond Fund	0.64%
ICON Equity Income Fund	78.85%
ICON Long/Short Fund	61.64%
ICON Risk-Managed Equity Fund	75.32%

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

ICON Bond Fund	$27,084

Other Information 97

Portfolio Holdings

A list of each ICON Fund’s Top 10 holdings is available at www.iconfunds.com on or about 15 days following each month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the SEC’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

98 Other Information

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ICON Funds Privacy Policy

In the course of doing business with the ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON Companies”) you provide personal and financial information. The ICON Companies respect your privacy. We collect non-public personal information about you on your applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, social security number, account information, investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Further, we may permit third party vendors to download this information as needed, in order to assist us or your Registered Representative/Financial Adviser in maintaining your account. Otherwise, our policies prohibit employees of the ICON Companies from sharing your personal and financial information except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.

ICON Funds Privacy Policy 101

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2009 Annual Report
ICON International Funds
Investment Update

ICON Asia-Pacific Region Fund
ICON Europe Fund
ICON International Equity Fund

1-800-764-0442 ï www.iconfunds.com

AR-INTL-09 K04080

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442  •  www.iconfunds.com

About This Report (Unaudited)	2

Message from ICON Funds (Unaudited)	6

Management Overview (Unaudited) and Schedules of Investments
ICON Asia-Pacific Region Fund	10
ICON Europe Fund	20
ICON International Equity Fund	29

Financial Statements	40

Financial Highlights	48

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	67

Six Month Hypothetical Expense Example (Unaudited)	68

Board of Trustees and Fund Officers (Unaudited)	71

Other Information (Unaudited)	74

About This Report (unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2009, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2009 are included in each Fund’s Schedule of Investments.

While ICON’s quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock’s performance, and therefore, Fund performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in some foreign

2 About This Report

countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates; the risks noted in this report and other factors beyond the control of our investment team. Therefore, actual outcomes may differ materially from what is expressed in such forward looking statements.

About This Report 3

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (“MSCI”) indexes assume change in security prices and the deduction of local taxes. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•	The unmanaged MSCI All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

•	The unmanaged MSCI Europe Index comprises approximately 600 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

•	The MSCI All Country World Index ex-United States (“ACWI ex-U.S.”) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

Index returns and statistical data included in this Report are provided by Bloomberg and FactSet Research Systems.

4 About This Report

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

About This Report 5

Message From ICON Funds

Road to Recovery

At ICON we believe the bear market from late 2007 through March 2009 can be divided into three phases. The three distinct phases can be seen in the chart below, which reflects the S & P 1500 Index, a broad measure of the U.S. stock market, over the course of a roughly two year period.

Looking at this graph, one can see how the first phase lasted almost a year, beginning with a generally slow, steady decline following the Index’s peak in October 2007. The second phase was a sharp week-long crash following the bankruptcy of Lehman Brothers on September 15, 2008. And the third phase was driven by economic uncertainty as economists (professional and amateur) revised their forecasts for the recession outward and downward, unable to clearly see an end or bottom. As an example, Bloomberg surveys of over 80 economists in January and February 2009 show 3rd quarter GDP forecasts being rapidly revised downward. By mid-March 2009, economists predicted 3rd quarter GDP growth would be 0% on an annual basis. These downward revisions coincided with the stock market’s continued gradual decline that was the final leg of phase 3.

Source: Factset

6 Message From ICON Funds

By mid-September 2009, a survey of those same economists revealed a 3rd quarter GDP forecast of 2.9% growth. That is a huge upward revision since March. If the upward revision proves accurate, it suggests economists and investors alike let their fear and anxiety get the better of them in late 2008 and early 2009. In other words, it seems (and we believe) the bleak initial outlook of 0% growth for 3rd quarter 2009 was both unduly negative and likely way off the mark.

As seen in the graph, the stock market quickly recovered its losses from phase 3 in roughly six months between March and August 2009. The S & P 1500 Index gained 59.9% from March 9 through September 30. Annualized, it equates to a pace of 130.7%, putting this rally among the best by historical standards.

As the market rallied and recovered from phase 3 of the bear market, stock prices moved higher - but so has underlying value as measured by ICON. Over time we bring new earnings into our equation for each company we analyze. In so doing, we drop off old, stale earnings. Our normal process of bringing in 2009 earnings and 2010 estimates has generally added modestly to our calculation of the intrinsic value of most companies. A much bigger boost in intrinsic value has come from the rally in corporate bonds and the accompanying drop in yields. Lower yields equate to higher valuation readings under the ICON system. As corporate bond yields drop and earnings increase, value becomes a target that continually moves higher with prices struggling to play catch-up.

Now, what about recovering from phases 2 and 1 of the bear market? Based on ICON’s valuation readings we feel we can make a few encouraging observations. We believe stocks are currently priced about 10% below our estimate of intrinsic value. If corporate bond yields continue to drop to historical normal levels, and assuming normal earnings growth, we believe conditions are in place for fair market values to eventually exceed even those seen at their peak levels toward the end of 2007. To cut to the chase, we feel we could see a recovery from phases 1 and 2 over the next couple of years.

As for the earnings portion, consensus forecasts from I/B/E/S for S & P 500 index companies anticipate earnings recovery in 2010 and 2011. Although there is often a rapid rebound in earnings coming out of a recession, the I/B/E/S analysts surveyed appear cautious in their forecasts for this recovery. The analysts expect operating EPS for the S & P 500 companies to rise to $71.17 in 2010 (a 27.7% increase over the 2009 estimate of $55.72) and another 13.8% to $81 in 2011. This forecasted earnings growth will increase value (as calculated using ICON’s proprietary methodology) when

Message From ICON Funds 7

earnings are introduced into our valuation equation over the next year or two.

Our belief that corporate bond yields can keep dropping is based on a continuation of the unwinding from the Lehman Brothers bankruptcy last fall. When Lehman Brothers declared bankruptcy in September 2008, corporate bond yields and their spread above Treasury Bonds rose dramatically. Bond investors evidently feared and anticipated many defaults. With the economic and financial setting proving to be better than was initially expected last year, corporate bond yields have been dropping. Yields are far from being back to normal levels, however. Our expectation that corporate bond yields will continue to drop is based on more than just “hoping yields return to normal levels.” Rather, corporate bonds of various qualities and maturities have the valuation and relative strength readings under our system to suggest their moves can continue. In other words, the ICON bond model suggests the rally in corporate bonds is sustainable.

Thus, our case for valuation readings approaching levels not seen since late 2007 is threefold. First, stocks are still priced below our estimate of fair value. Second, we believe new earnings over the next two years will push values higher. Third, and finally, declining yields on corporate bonds should likewise raise value.

The path to recovery is nonetheless unpredictable. During phase 2, from September 30 through October 10, 2008, the S & P 1500 Index dropped 22.9% in eight trading days. Could the phase 2 recovery be a mirror image of the phase 2 collapse, with an equally dramatic upside? It’s possible, but unlikely in our opinion. Instead, a path of two steps forward and one step back is more likely. There remain a lot of jittery, skeptical investors who use advances as an opportunity to exit. To move higher, the market has to absorb or “take out” their shares. While valuations may justify price levels back to those seen at the peak in 2007, the path for stock prices may be a grind.

In conclusion, we see the path to recovery occurring over three distinct phases. As investors came to believe the depression they feared last winter would not materialize, we experienced a phase 3 recovery. We expect the phase 2 recovery will occur as investors realize that the bond default potential is greatly reduced with the start of an economic recovery: in other words, phase 2 might be seen as an unwinding of the Lehman Brothers fallout. We believe phase 1 recovery will occur as investors acknowledge the fact that corporate earnings are advancing - typical of an economic recovery.

So far, off the low last March, the leading industries have come from the Financials sector. Next in line are the cyclical economically sensitive

8 Message From ICON Funds

industries from the following sectors: Materials, Industrials, Consumer Discretionary and Information Technology. Lagging, but still participating, are the so called “recession proof” industries from sectors like Health Care, Utilities and Consumer Staples.

On the road to recovery, ICON will stick to its system of industry rotation as we work to capture industry themes and leadership. While our research team has adjusted to and learned from these unprecedented times, there is always room for improvement. We have emerged from the bear market as a better, more effective money manager and we look forward to serving you in the years ahead.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

Message From ICON Funds 9

Class S ICARX
Class I ICPIX
Class C ICPCX
Class Z ICPZX
Class A IPCAX

Management Overview
ICON Asia-Pacific Region Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Asia-Pacific Region Fund returned 14.18% for Class S shares, 14.24% for Class I shares, 13.10% for Class C shares, and 14.78% for Class Z shares for the fiscal year ended September 30, 2009 outperforming its benchmark, the MSCI All Country Pacific Index which returned 12.49%. Class A shares of the Fund returned 14.11% (and 7.57% with maximum sales charge) during the same period. Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In the 12 months ended September 30, 2009, the Asia-Pacific region outperformed the broad U.S. market. Though the first half of the period was marked by severe volatility following the collapse of Lehman Brothers, the Fund performed well, both in absolute and relative terms, between the March 2009 global market low and the fiscal year end.

Guided by ICON’s value and relative strength readings, the Fund reduced exposure to the Information Technology, Materials, and Consumer Discretionary sectors, while increasing Industrials, Financials, and Health Care weightings. The primary drivers of positive relative performance were our holdings in the Financials, Industrials, and Telecommunication/Utilities sectors.

In terms of country-level weightings, the most notable increases were to Hong Kong, China, India, and South Korea. Weights were reduced in Japan, Australia, and Taiwan. The primary drivers of positive relative performance came from our underweighting in Japan and overweights in China, Hong Kong, and India.

As a multi-cap manager, we do not consider investments based on market capitalization. However, our valuations resulted in a shift over the period away from large-cap companies into mid-cap companies. These allocations were overweight the predominantly large-cap benchmark, and the overweighting of mid-cap stocks in particular added the most in terms of relative performance.

It is important to note that in response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully

10 Management Overview

accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Q.	How did the Fund’s composition affect performance?

A.	From an industry perspective, the Fund’s holdings in areas expected to benefit more from an economic recovery added the most in terms of relative performance. Within the Financials space, for example, diversified banks and real estate development drove relative performance, while highways & railtracks, along with electrical components & equipment, added the most to Industrials’ outperformance. Apparel accessories & luxury goods was a highlight in the Fund’s performance relative to Consumer Discretionary.

Conversely, the Information Technology sector was the largest detractor to performance during the period. The primary contributors to this sector’s underperformance were holdings in electronic components and IT consulting.

From a country perspective, overweights in China and Hong Kong along with a significant underweight in Japan contributed positively to performance. The Fund’s underweight in lower-value Australia hindered relative performance.

Q.	What is your investment outlook for the Asia-Pacific equity market?

A.	Although the first half of the fiscal year was volatile, the sustained positive performance off the March 2009 lows in the Asia-Pacific region is encouraging. In this environment of loose monetary policy, low interest rates, and improving company outlooks, the region’s relative value continues to increase. So long as the global economy continues to improve, so too, we believe, will global equities in general and the Asia-Pacific region in particular.

At fiscal year-end, the sectors that look the most promising include Information Technology, Consumer Discretionary, Financials, and Healthcare. We ended the fiscal year underweight the more defensive Telecommunications & Utilities and Leisure & Consumer Staples sectors.

From a country perspective, Taiwan, Hong Kong, Korea, and China are the most attractive and warranted increased weightings under our methodology. As of fiscal year-end, we believe benchmark-heavy Australia is overvalued and we reduced our holdings in that region. While

Management Overview 11

Japan is our largest absolute weight by country, we remain significantly underweight relative to the benchmark as we watch for signs of improved relative performance.

We continue to do what we have always done by seeking out industries we believe are trading at a discount to fair value and showing relative strength in the markets. Using value as a guide in our systematic and non-emotional discipline, we see numerous opportunities in the Asia-Pacific market as fiscal year 2009 comes to a close. We have long said it is nearly impossible to accurately time bottoms and, further, that rallies do not offer invitations. Given this philosophy, and the valuations we see in the market at fiscal year-end, we remain heavily invested, ready to reallocate and adapt as market conditions dictate.

12 Management Overview

ICON Asia-Pacific Region Fund
Country Composition
as of September 30, 2009

Hong Kong	21.3%
Japan	20.8%
South Korea	15.9%
China	10.6%
Taiwan	8.4%
Singapore	5.5%
Thailand	4.1%
India	3.6%
Cayman Islands	2.0%
Australia	1.0%
Malaysia	0.8%
United States	0.5%

94.5%

Percentages are based upon net assets excluding short-term investments and mutual funds.

ICON Asia-Pacific Region Fund
Sector Composition
as of September 30, 2009

Financial	18.0%
Information Technology	15.0%
Consumer Discretionary	14.7%
Industrials	12.6%
Materials	8.8%
Energy	8.1%
Leisure and Consumer Staples	6.4%
Telecommunication & Utilities	5.6%
Health Care	5.3%

94.5%

Percentages are based upon net assets excluding short-term investments and mutual funds.

ICON Asia-Pacific Region Fund
Industry Composition
as of September 30, 2009

Diversified Banks	13.5%
Semiconductors	4.3%
Integrated Oil & Gas	3.6%
Apparel Accessories & Luxury Goods	3.4%
Construction & Farm Machinery & Heavy Trucks	3.3%
Electronic Manufacturing Services	3.2%
Pharmaceuticals	3.1%
Apparel Retail	3.0%
Electronic Components	3.0%
Steel	2.9%
Education Services	2.5%
Household Appliances	2.3%
Highways & Railtracks	2.2%
Packaged Foods & Meats	2.2%
IT Consulting & Other Services	2.1%
Fertilizers & Agricultural Chemicals	2.0%
Trading Companies & Distributors	1.9%
Construction & Engineering	1.8%
Consumer Finance	1.7%
Computer Hardware	1.6%
Internet Software & Services	1.6%
Property & Casualty Insurance	1.5%
Gas Utilities	1.5%
Air Freight & Logistics	1.4%
Leisure Products	1.4%
Specialty Chemicals	1.4%
Health Care Equipment	1.2%
Industrial Conglomerates	1.2%
Computer & Electronics Retail	1.1%
Oil & Gas Exploration & Production	1.1%
Footwear	1.0%
Diversified Chemicals	1.0%
Health Care Services	1.0%
Other Industries (each less than 1%)	14.5%

94.5%

Percentages are based upon net assets excluding short-term investments and mutual funds.

Management Overview 13

ICON Asia-Pacific Region Fund
Average Annual Total Return
as of September 30, 2009

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*
ICON Asia-Pacific Region Fund - Class S	2/25/97	14.18%	9.23%	1.63%	1.97%	1.42%	1.42%

MSCI All Country Pacific Index		12.49%	7.84%	2.54%	2.44%	N/A	N/A

ICON Asia-Pacific Region Fund - Class I	1/25/08	14.24%	N/A	N/A	-13.32%	51.45%	1.91%

MSCI All Country Pacific Index		12.49%	N/A	N/A	-8.82%	N/A	N/A

ICON Asia-Pacific Region Fund - Class C	1/25/08	13.10%	N/A	N/A	-14.05%	23.58%	2.64%

MSCI All Country Pacific Index		12.49%	N/A	N/A	-8.82%	N/A	N/A

ICON Asia-Pacific Region Fund - Class Z	1/25/08	14.78%	N/A	N/A	-12.91%	77.18%	1.37%

MSCI All Country Pacific Index		12.49%	N/A	N/A	-8.82%	N/A	N/A

ICON Asia-Pacific Region Fund - Class A	5/31/06	14.11%	N/A	N/A	-2.32%	2.94%	1.88%

ICON Asia-Pacific Region Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	7.57%	N/A	N/A	-4.05%	2.94%	1.88%

MSCI All Country Pacific Index		12.49%	N/A	N/A	-0.38%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain expenses on Class I, Class C, Class Z and Class A shares; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 26, 2009 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

14 Management Overview

ICON Asia-Pacific Region Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 15

ICON Asia-Pacific Region Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (94.5%)
1,110,000	Bangkok Expressway Public Co., Ltd.	$614,571
618,000	Bank of Ayudhya Public Co., Ltd.	353,959
1,647,000	Bank of China, Ltd. - Class H	864,038
88,800	Bank of India	762,231
74,100	Banpu Public Co., Ltd.	949,286
100,000	Cafe De Coral Holdings, Ltd.	218,844
20,950	Cheil Industries, Inc.	906,802
73,000	Cheung Kong Holdings, Ltd.	922,922
627,000	China Agri-Industries Holdings, Ltd.	584,158
1,964,000	China Bluechemical, Ltd. - Class H	1,061,525
961,000	China Communications Construction Co., Ltd. - Class H(a)	1,034,168
1,701,000	China Construction Bank Corp. - Class H	1,353,095
1,624,000	China Dongxiang Group Co.	1,080,182
1,104,000	China Oilfield Services, Ltd.	1,022,659
2,276,000	China Petroleum & Chemical Corp.	1,932,346
1,101,000	China Railway Group, Ltd.†(a)	942,230
202,000	China Resources Power Holdings Co., Ltd.	467,798
611,000	China Steel Corp.	566,609
468,000	China Yurun Food Group, Ltd.	1,007,536
318,122	Chunghwa Telecom Co., Ltd.	574,349
891,000	CNOOC, Ltd.	1,201,273
374,800	Dah Sing Financial Group†	2,150,323
141,000	DBS Group Holdings, Ltd.	1,323,988
58,500	Dongkuk Steel Mill Co., Ltd.	1,350,461
8,400	Educomp Solutions, Ltd.	815,719
195,000	Esprit Holdings, Ltd.	1,306,654
46,000	Flextronics International, Ltd.†*	343,160
1,081,000	Fosun International	750,985
143,000	FUJITSU, Ltd.	932,870
1,326,000	Guangdong Investment, Ltd.	651,402
20,000	Hana Financial Group, Inc.	686,137
17,800	Hanwha Corp.	647,616
40,000	Hisamitsu Pharmaceutical Co., Inc.	1,621,609
329,150	Hon Hai Precision Industry Co., Ltd.	1,315,132
264,000	Hong Leong Financial Group Bhd.	409,917
356,000	Hopson Development Holdings, Ltd.	616,515
36,000	Hoya Corp.	848,308

16 Schedule of Investments

Shares or Principal Amount		Value

176,000	Hutchison Whampoa, Ltd.	$1,265,770
5,450	Hyundai Heavy Industries Co., Ltd.	829,358
492,000	Industrial & Commercial Bank of China, Ltd. - Class H	1,109,986
224,000	ITOCHU Corp.	1,477,246
802	Jupiter Telecommunications Co., Ltd.	775,665
309,000	Kingboard Chemical Holdings, Ltd.	1,169,213
17,100	Korea Gas Corp.	772,363
49,000	Korean Reinsurance Co.	491,805
37,740	Largan Precision Co., Ltd.	493,502
78,000	LG Fashion Corp.	1,759,340
142,000	Li & Fung, Ltd.	568,945
339,000	Li Ning Co., Ltd.(a)	1,039,794
283,000	Marico, Ltd.	524,887
52,104	MediaTek, Inc.	866,560
9,360	Megastudy Co., Ltd.	1,917,722
248,200	Meritz Fire & Marine Insurance Co., Ltd.†	1,677,511
41,600	Mitsui & Co., Ltd.	541,294
555,000	Mitsui Engineering & Shipbuilding Co., Ltd.	1,435,824
375,000	MobileOne, Ltd.	470,853
213,000	Nan Ya Printed Circuit Board Corp.	736,568
11,000	Nitori Co., Ltd.	936,081
41,400	Nomura Research Institute, Ltd.	983,566
309,000	Novatek Microelectronics Corp., Ltd.	727,849
4,755	OCI Co., Ltd.	1,062,317
17,550	ORIX Corp.	1,066,118
21,100	Otsuka Corp.	1,260,126
104,000	Oversea-Chinese Banking Corp., Ltd.	577,051
1,714,000	Petrochina Co., Ltd.	1,945,481
21,430	Point, Inc.	1,414,809
242,000	Ports Design, Ltd.(a)	603,436
191,000	Primary Health Care, Ltd.	1,044,773
1,650	Samsung Electronics Co., Ltd.	1,139,481
28,500	Samsung Heavy Industries Co., Ltd.	616,886
8,200	SANKYO Co., Ltd.	511,930
13,700	Secom Co., Ltd.	688,325
2,280,000	Shenzhen Expressway Co., Ltd.	1,115,775
24,600	Shin-Etsu Chemical Co., Ltd.	1,509,419
45,200	Shinhan Financial Group, Ltd.†	1,801,946
74,000	Shionogi & Co., Ltd.	1,750,791
1,804,000	Sichuan Expressway Co., Ltd.(a)	715,120
101,200	Simplo Technology Co., Ltd.	573,283
30,100	SINA Corp. - ADR†*(a)	1,142,596
1,034,000	Singapore Post, Ltd.	677,948
421,000	Singapore Technologies Engineering, Ltd.	819,619
8,200	Sohu.com, Inc.†*(a)	563,996
258,361	Taiwan Mobile Co., Ltd.	477,814

Schedule of Investments 17

Shares or Principal Amount		Value

686,704	Taiwan Semiconductor Manufacturing Co., Ltd.	$1,359,834
104,500	Tanjong PLC	452,036
1,698,000	Techtronic Industries Co., Ltd.	1,390,841
23,200	Terumo Corp.	1,272,606
1,194,000	Thai Union Frozen Products Public Co., Ltd.	920,420
1,515,000	Thanachart Capital Public Co., Ltd.	786,523
134,000	The Siam Cement Public Co., Ltd.	888,700
96,000	The Sumitomo Trust & Banking Co., Ltd.	507,330
173,159	Transcend Information, Inc.	617,518
141,000	Union Bank of India	700,164
340,000	United Phosphorus, Ltd.	1,166,925
9,000	USS Co., Ltd.	535,409
283,000	Venture Manufacturing, Ltd.	1,800,402
719,000	Want Want China Holdings, Ltd.(a)	422,169
140,000	Weichai Power Co., Ltd.	734,589
162,000	Wing Hang Bank, Ltd.	1,588,427
455,786	Wistron Corp.	846,181
34,400	Woongjin Coway Co., Ltd.	1,103,105
43,000	Woori Finance Holdings Co., Ltd.†*	582,265
442,000	Xinao Gas Holdings, Ltd.(a)	876,984
18,500	Yamada Denki Co., Ltd.	$1,248,350
54,000	Yamato Holdings Co., Ltd.	886,236
18,000	Yamato Kogyo Co., Ltd.	504,324
86,983	Yantai Changyu Pioneer Wine Co., Ltd.	631,490
411,000	Yue Yuen Industrial Holdings, Ltd.	1,136,366
214,000	Zhuzhou CSR Times Electric Co., Ltd. - Class H(a)	371,347

Total Common Stocks (Cost $87,448,043)		103,172,660
Short-Term Investments (5.2%)
211,320	Brown Brothers Harriman Time Deposit - Hong Kong Dollar, 0.01%, 10/01/09*#	27,268
$5,693,724	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09*#	5,693,724

Total Short-Term Investments (Cost $5,720,992)		5,720,992

Mutual Funds (3.7%)
3,960,107	Invesco Aim Liquid Assets Portfolio, 0.28%*^	3,960,107

Total Mutual Funds (Cost $3,960,107)		3,960,107
Total Investments 103.4% (Cost $97,129,142)		112,853,759
Liabilities Less Other Assets (3.4)%		(3,703,907)

Net Assets 100.0%		$109,149,852

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

^	Investments made with cash collateral received from securities on loan. The rates listed are as of September 30, 2009.

18 Schedule of Investments

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2009.

*	All securities were fair valued (Note 1) as of September 30, 2009 unless noted with a *. Total value of securities fair valued was $100,540,643.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

As of September 30, 2009, the Fund had the following forward currency contracts outstanding:

			Original		Unrealized
		Delivery	Contract	Market	Appreciation/
	Currency	Date	Value	Value	(Depreciation)

Contracts to Sell:
(240,000,000)	Taiwan Dollar	02/26/10	$(7,382,344)	$(7,627,674)	$(245,330)

Contracts to Buy:
240,000,000	Taiwan Dollar	02/26/10	$7,640,879	$7,627,674	$(13,205)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments 19

Class S ICSEX
Class I ICUIX
Class C ICUCX
Class Z ICUZX
Class A IERAX

Management Overview
ICON Europe Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Europe Fund, Class S returned -4.13% for the fiscal year ended September 30, 2009, underperforming the 2.33% return for the MSCI Europe Index. Class I shares returned -4.34%, Class C shares returned -5.04% and Class Z shares returned -3.89% for the fiscal year. Class A shares of the Fund returned -4.32% (and -9.81% with maximum sales charge) over the same period. Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Europe’s economic situation deteriorated relative to other major global regions during the fiscal year. Economic growth slowed, unemployment rates increased, and inflationary pressures peaked higher.

The period opened with the European region priced at 33% below our calculation of intrinsic value. This value was not recognized in the markets, however, as early movements in the underlying regional markets continued their prior trends sharply to the downside. The subprime loan problems and resulting credit crisis escalated to a state of global contagion with the European region squarely in the fray. Large losses were seen across all sectors during the first two quarters of the fiscal year with Financials and Materials faring worse than the broad market as risk aversion and fears of a worldwide depression swept across the globe. Corporate bond credit spreads widened dramatically and volatility increased to near record levels as investors sold anything they perceived as risky.

March 9, 2009 brought an interim bottom to the European equity markets as investors changed sentiment and bought those industries and stocks that were most beaten-down in the prior selloff. Large gains were seen in Financials and in economically sensitive sectors including Materials, Industrials, and Consumer Discretionary, as investors looked forward to a potential economic recovery. Central banks enacted quantitative easing within monetary policies in an effort to lower interest rates and spur lending. As equities recovered, so did corporate credit spreads. The narrowing of these spreads ultimately had a positive impact on our intrinsic valuations for the region’s underlying stocks. As the rally continued toward the end of the fiscal year, value moved in an upward

20 Management Overview

trend with stock prices, allowing for gains to continue without a corresponding overvaluation of equities under the ICON methodology. As such, we ended this period with stocks still trading at an 11% discount to our estimate of intrinsic value, representing the best bargains of all regions across the globe.

Foreign currency exchange rates oscillated in a fairly dramatic fashion over the period as well. The U.S. dollar strengthened relative to most of the major European currencies during the early part of the year as investors flocked to the perceived safety of dollar-denominated assets. The subsequent rally in equities led to a reversal of this trend, however, as risk aversion abated and money flowed back toward arguably riskier assets. This action ultimately bolstered strength for the underlying European currencies.

It is important to note that in response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Q.	How did the Fund’s composition affect performance?

A.	Given the bifurcated tone of this year, the Fund’s composition and resulting performance differed from one half of the year to the next. Underweighting the benchmark-heavy Financials sector (specifically, the diversified banks industry) contributed to positive relative performance for the first part of the year as this sector suffered the worst of the losses between September 30, 2008 and March 9, 2009. Additionally, overweighting the packaged foods & meats industry proved beneficial to relative performance as these and similar defensive industries did not experience as dramatic losses as those seen in cyclical sectors.

Underweighting other defensive areas over this period detracted from performance. For example, the Fund’s positions in the pharmaceuticals and integrated telecommunication services industries were sources of underperformance as the benchmark held a larger weight than the Fund. Furthermore, the Fund’s overweighting in the Industrials sector hindered performance as this economically sensitive sector experienced large losses.

Conversely, as the rally ensued in March 2009, the Fund’s underweights in diversified banks, diversified capital markets, and other industries

Management Overview 21

within the Financials sector detracted from relative performance as those groups experienced the largest returns over the last months of the fiscal year. Underweights in defensive-related industries such as those in the Telecommunications & Utilities sector proved beneficial to the Fund’s performance, but this benefit could not offset larger detractors and the Fund’s performance lagged the benchmark during the ensuing rally.

Regarding country composition, an underweight in the United Kingdom helped performance, but the Fund’s underweight holdings in France and overweight holdings in Switzerland detracted from relative performance.

Q.	What is your investment outlook for the European equity market?

A.	Our analysis suggests there is considerable upside to the European region in spite of the dramatic rally in equity prices that began on March 9, 2009. We estimate that, on average, fair value for European equities is 13% higher than where prices are currently trading. According to our calculations, Europe has the best values when compared to all other regions we track globally. We believe the recovery-based market theme that emerged in 2009 remains in place, with sectors like Financials and Materials continuing to show relative strength throughout these dramatic market movements.

With value as our core investment tenet, we also look to those areas of the market that are trading at deep discounts to our estimation of intrinsic value for potential leaders. While not showing much relative strength, the defensive Health Care and Telecommunications & Utilities sectors show the best value under our calculations. Moreover, as of fiscal year-end, industries within the Financials sector show the best combination of value and relative strength.

We believe it is nearly impossible to accurately time market bottoms and we have long preached that rallies do not issue invitations. Using value as a guide in our disciplined, systematic and non-emotional approach to investing, we see opportunities amidst the turbulence and volatility. We continue to work methodically to identify the industries we believe are trading at a discount to fair value and show relative strength in the markets. Our valuations at the end of the fiscal year dictate that we remain nearly fully invested, but we will adjust accordingly as market conditions require.

22 Management Overview

ICON Europe Fund
Country Composition
as of September 30, 2009

United Kingdom	19.4%
Switzerland	16.8%
Germany	14.0%
France	11.0%
Spain	5.7%
Norway	3.8%
Netherlands	3.8%
Denmark	2.9%
Italy	2.3%
Belgium	2.2%
Sweden	2.2%
Turkey	1.8%
Bermuda	1.6%
Greece	1.5%
Austria	1.3%
Ireland	1.2%
Russia	1.1%
Finland	1.0%
Portugal	0.6%

94.2%

Percentages are based upon net assets excluding short-term investments and mutual funds.

ICON Europe Fund
Sector Composition
as of September 30, 2009

Financial	26.6%
Energy	14.1%
Leisure and Consumer Staples	11.8%
Health Care	9.9%
Industrials	8.9%
Telecommunication & Utilities	8.2%
Materials	6.5%
Consumer Discretionary	4.5%
Information Technology	3.7%

94.2%

Percentages are based upon net assets excluding short-term investments and mutual funds.

ICON Europe Fund
Industry Composition
as of September 30, 2009

Diversified Banks	11.1%
Integrated Oil & Gas	10.1%
Pharmaceuticals	7.4%
Multi-Line Insurance	6.4%
Integrated Telecommunication Services	5.1%
Industrial Conglomerates	4.3%
Apparel Accessories & Luxury Goods	3.7%
Life & Health Insurance	3.6%
Diversified Capital Markets	3.2%
Packaged Foods & Meats	2.9%
Oil & Gas Drilling	2.5%
Diversified Metals & Mining	2.2%
Brewers	2.1%
Food Retail	1.9%
Wireless Telecommunication Services	1.7%
Application Software	1.7%
Agricultural Products	1.5%
Asset Management & Custody Banks	1.5%
Tires & Rubber	1.4%
Distillers & Vintners	1.2%
Specialty Chemicals	1.1%
Home Improvement Retail	1.1%
Automobile Manufacturers	1.1%
Aerospace & Defense	1.1%
Other Industries (each less than 1%)	14.3%

94.2%

Percentages are based upon net assets excluding short-term investments and mutual funds.

Management Overview 23

ICON Europe Fund
Average Annual Total Return
as of September 30, 2009

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*
ICON Europe Fund - Class S	2/20/97	-4.13%	5.40%	4.48%	5.99%	1.35%	1.35%

MSCI Europe Index		2.33%	6.95%	3.77%	6.65%	N/A	N/A

ICON Europe Fund - Class I	1/25/08	-4.34%	N/A	N/A	-18.81%	26.07%	1.83%

MSCI Europe Index		2.33%	N/A	N/A	-12.27%	N/A	N/A

ICON Europe Fund - Class C	1/25/08	-5.04%	N/A	N/A	-19.41%	51.24%	2.58%

MSCI Europe Index		2.33%	N/A	N/A	-12.27%	N/A	N/A

ICON Europe Fund - Class Z	1/25/08	-3.89%	N/A	N/A	-18.39%	92.86%	1.32%

MSCI Europe Index		2.33%	N/A	N/A	-12.27%	N/A	N/A

ICON Europe Fund - Class A	5/31/06	-4.32%	N/A	N/A	-6.73%	4.36%	1.83%

ICON Europe Fund - Class A
(including maximum sales charge of 5.75%)	5/31/06	-9.81%	N/A	N/A	-8.37%	4.36%	1.83%

MSCI Europe Index		2.33%	N/A	N/A	-1.02%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain expenses on Class I, Class C, Class Z and Class A shares; without these limitations, returns would be lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 26, 2009 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

24 Management Overview

ICON Europe Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/20/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 25

ICON Europe Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (94.1%)
25	A P Moller - Maersk A/S - Class B	$173,121
6,100	Adidas AG	323,740
8,055	Allianz AG	1,013,388
18,400	Anheuser-Busch Inbev NV	843,888
158,300	Asya Katilim Bankasi AS†	333,152
85,000	Aviva PLC	610,964
32,300	AXA S.A.	876,696
28,500	BAE Systems PLC	159,413
48,800	Banca Popolare di Milano Scarl (BPM)	372,392
32,400	Banco Bilbao Vizcaya Argentaria S.A.	577,132
61,400	Banco Santander Central Hispano S.A.	991,784
5,930	Bayer AG	412,414
12,800	Bayerische Motoren Werke (BMW) AG	615,375
7,800	BIM Birlesik Magazalar A.S.	319,173
15,828	BNP Paribas	1,270,107
36,000	Boliden AB	388,531
203,000	BP PLC	1,798,038
4,700	Carlsberg A/S - Class B	341,972
7,200	Carrefour S.A.	327,749
4,300	CNP Assurances	438,878
20,800	Compagnie Financiere Richemont S.A.	588,998
20,800	Credit Suisse Group	1,157,603
8,300	Deutsche Bank AG	640,305
12,500	Deutsche Postbank AG†	441,658
44,600	Diageo PLC	686,068
51,100	DnB NOR ASA†	595,217
15,800	EFG International AG	285,959
27,500	Experian PLC	232,182
22,400	France Telecom S.A.	597,281
17,972	Gerry Weber International AG	598,806
14,900	Getinge AB - Class B	250,501
41,400	GlaxoSmithKline PLC	816,153
26,200	Grifols S.A.	500,176
21,100	ING Groep N.V.†	378,874
121,000	Intesa Sanpaolo†	536,812
7,100	Julius Baer Holding AG	356,205
15,800	Kerry Group PLC	452,360
136,000	Koc Holding AS†	358,821
17,700	Koninklijke (Royal) Philips Electronics N.V.	431,730
37,540	Koninklijke Ahold N.V.	453,068
18,000	Kontron AG	221,657
3,400	Kuehne + Nagel International AG	296,234
374,600	Legal & General Group PLC	528,234
104,000	Logica PLC	216,954
11,200	LUKOIL - ADR*	614,320
41,800	Man Group PLC	221,954
3,600	Mayr-Melnhof Karton AG	365,381
120,100	Meggitt PLC	447,849
5,900	Merck KGaA	585,557
1,150	Muenchener Rueckversicherungs-Gesellschaft AG	183,726
9,300	National Bank of Greece S.A.†	335,611

26 Schedule of Investments

Shares or Principal Amount		Value

30,900	National Express Group PLC	$236,769
28,390	Nestle S.A.	1,212,339
8,600	Nobel Biocare Holding AG	284,851
16,000	Nokian Renkaat Oyj	373,684
20,170	Novartis AG	1,013,448
12,800	Novo Nordisk A/S - Class B	805,146
17,900	Nutreco Holding N.V.	872,316
437,000	Old Mutual PLC	700,260
9,700	Omega Pharma S.A.	429,286
773,800	Pirelli & C. S.p.A†	415,427
45,600	Praktiker Bau- und Heimwerkermaerkte Holding AG	626,280
62,000	Prosafe SE	320,482
41,267	Prudential PLC	397,663
23,900	Public Power Corp. S.A.†	533,166
6,100	Roche Holding AG	986,587
53,800	Royal Dutch Shell PLC - Class B	1,494,277
19,700	SAP AG	962,916
41,900	Seadrill, Ltd.†	877,543
9,500	SEB S.A.	505,772
24,000	Serco Group PLC	194,071
14,600	Siemens AG	1,354,014
480	Sika AG	649,000
7,600	Sociedad General de Aguas de Barcelona S.A.	196,131
10,294	Societe Generale	832,568
230,000	Sonae SGPS S.A.	318,344
28,000	StatoilHydro ASA	632,407
34,500	Telefonica S.A.	954,419
20,500	Telekom Austria AG	370,593
31,800	Telenor ASA†	369,135
95,700	TeliaSonera AB	629,820
18,600	Temenos Group AG†(a)	437,382
48,000	Tesco PLC	307,232
63,900	The Carphone Warehouse Group PLC	196,133
30,000	The Davis Service Group PLC	192,576
2,600	The Swatch Group AG	614,165
11,000	Tieto Oyj	219,402
55,200	Tomra Systems ASA	258,287
19,800	Total S.A.	1,176,791
6,300	Transocean, Ltd.†*	538,839
1,080	Vallourec S.A.	183,808
27,400	Vedanta Resources PLC	833,791
4,800	Vestas Wind Systems A/S†	349,931
432,900	Vodafone Group PLC	972,335
4,750	Zurich Financial Services AG	1,132,946

Total Common Stocks (Cost $45,812,982)		53,526,493

Rights (0.1%)
15,828	BNP Paribas 40 EUR, 10/14/09*	34,276

Total Rights (Cost $0)		34,276

Short-Term Investments (8.5%)
$4,858,164	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09*#	4,858,164

Total Short-Term Investments (Cost $4,858,164)		4,858,164
Mutual Funds (4.5%)
2,518,833	Invesco Aim Liquid Assets Portfolio, 0.28%*^	2,518,833

Total Mutual Funds (Cost $2,518,833)		2,518,833
Total Investments 107.2% (Cost $53,189,979)		60,937,766
Liabilities Less Other Assets (7.2)%		(4,068,881)

Net Assets 100.0%		$56,868,885

Schedule of Investments 27

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

^	Investments made with cash collateral received from securities on loan. The rates listed are as of September 30, 2009.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2009.

*	All securities were fair valued (Note 1) as of September 30, 2009 unless noted with a *. Total value of securities fair valued was $52,373,334.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

As of September 30, 2009, the Fund had the following forward currency contracts outstanding:

			Original		Unrealized
		Delivery	Contract	Market	Appreciation/
	Currency	Date	Value	Value	(Depreciation)

Contracts to Sell:
(6,100,000)	British Pound	3/01/10	$(9,877,852)	$(9,743,707)	$134,145

The accompanying notes are an integral part of the financial statements.

28 Schedule of Investments

Class S ICESX
Class I IIQIX
Class C IIQCX
Class Z ICNEX
Class A IIQAX
Class Q ICEQX

Management Overview
ICON International Equity Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2009, the ICON International Equity Fund returned 3.97% for Class S shares, 4.60% for Class I shares, 3.79% for Class C shares and 5.16% for Class Z shares underperforming the 6.45% return of the MSCI All Country World Index (ACWI) ex-U.S., the Fund’s benchmark. Class A shares of the Fund returned 4.65% (and -1.39% with maximum sales charge) and 4.97% for Class Q shares during the same period. Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	International markets outperformed U.S. equities during fiscal year 2009. The period was bifurcated in nature, and was marked by the Fund’s broad declines among the major regions through March 9, 2009 (continuing 2008’s downward trend) followed by a strong reversal into a global recovery-based rally to the fiscal year end. The Asia-Pacific region, highlighted by China and India, performed relatively better than the European and Western Hemisphere regions. The last 12 months were characterized by dramatic shifts in sector leadership and market sentiment. The period’s volatility and rapid changes in leadership presented a challenge to our investment strategy, which focuses on identifying one to two year trends of industry leadership.

The most significant reallocation in the Fund during the period was a decreased weighting in Financials during the downturn through mid-year, followed by a reversal and reallocation to that same sector along with Information Technology and Consumer Discretionary as those areas showed the best opportunities for the ensuing recovery. In a similar manner, allocations to Europe were gradually reduced in favor of industries in the Asia-Pacific region, where we were guided by better combinations of value and relative strength according to our metrics. Furthermore, the economic situation in the Asia-Pacific region was healthier than that of Europe, which fostered a stronger environment and foundation to warrant the ensuing recovery.

As a multi-cap manager, we do not consider investments based on market capitalization. However, our valuations resulted in a concentration in mid- to small-cap companies during the period. These allocations were

Management Overview 29

overweight the predominantly large-cap benchmark, and the overweighting of small-cap stocks in particular benefited performance as large-cap stocks underperformed during this period.

Currency movements worldwide throughout the fiscal year had a slightly positive effect on returns. The U.S. dollar did experience a rebound in the first five months of this period, as worldwide risk aversion led to selling foreign currencies with a coincidental rise in demand for U.S. dollars. As fear abated, however, this trend reversed and ultimately benefited the Fund as foreign currencies recovered versus the U.S. dollar, thus benefitting shareholders.

It is important to note that in response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s underweighting of the Financials sector proved to be beneficial as returns in this sector lagged behind the broad market in the wake of the global market downturn. Country selection within the diversified banks industry in particular was a positive note within this sector as Japan and the United Kingdom lagged their peers. Additionally, larger relative exposures in the Consumer Discretionary sector benefited returns as home improvement retailers and homebuilders, specifically those in Latin America, outpaced the benchmark.

Conversely, the European multi-line insurance industry was a major detractor, as this group suffered losses during the last 12 months. Further, the fertilizer & agricultural chemicals industry within the Materials sector and the IT consulting & other services industry within the Information Technology sector also hindered returns as stocks within these industries lagged the benchmark over this period.

Emerging markets outperformed over the entire period after strong participation in the recovery-based rally in the second half of the year. As such, the Fund’s positions in countries like China, Brazil, Mexico, and South Africa contributed positively to performance. Meanwhile, Germany, France, and Switzerland were the main detractors over this period.

30 Management Overview

Q.	What is your investment outlook for the international equity market?

A.	In spite the dramatic rally in equity prices since March 9, 2009, we still see opportunity worldwide, albeit less than in years past. The worldwide stock markets and representative companies are still feeling aftershocks from the financial crisis of 2008. Interest rates remain low, however, monetary policy is loose and accommodative, and corporate earnings are showing signs of improvement. We believe these are all positive signs for stocks going forward. As we close out fiscal year 2009, we estimate that, on average, fair value for international equities is 7% higher than where prices are currently trading. Europe, where equities are trading at a 13% upside to fair value, is showing the best bargains globally.

We believe the recovery-based market theme that emerged in 2009 remains in place, with the Financials, Consumer Discretionary, and Information Technology sectors showing the best combinations of value and relative strength amidst the current market environment. Our value-based calculations suggest that leadership could be imminent in the Health Care and Telecommunications & Utilities sectors, but our relative strength metrics have not yet confirmed that expectation.

While we do not target countries as a primary investment decision, it is a secondary factor we monitor. Switzerland and Germany remain the most attractive countries in the European region, according to our analysis. Within the Western Hemisphere, Brazil and Canada look attractive and Hong Kong currently leads in the Asia-Pacific region.

At ICON we are doing what we have always done by continuing to seek out industries trading at a discount to fair value and showing relative strength in the markets. By using value as a guide in our disciplined, systematic and non-emotional approach to investing, we see numerous opportunities amidst the recent turbulence and volatility. We believe it is nearly impossible to accurately time market bottoms and we believe rallies do not offer invitations. Therefore, given our current valuations, we remain almost fully invested. As market conditions dictate, we will adjust accordingly.

Management Overview 31

ICON International Equity Fund
Country Composition
as of September 30, 2009

Hong Kong	12.5%
Switzerland	9.9%
United Kingdom	9.8%
Germany	7.3%
France	6.3%
South Korea	6.3%
Canada	6.3%
Japan	4.8%
China	4.7%
Taiwan	4.2%
Spain	3.3%
Brazil	3.0%
Thailand	2.6%
India	2.5%
Norway	2.0%
Belgium	1.6%
Bermuda	1.5%
Singapore	1.4%
Denmark	1.0%
Mexico	0.9%
Italy	0.9%
Sweden	0.9%
Turkey	0.9%
Russia	0.9%
South Africa	0.5%
Finland	0.5%
Israel	0.4%

96.9%

Percentages are based upon net assets excluding short-term investments and mutual funds.

ICON International Equity Fund
Sector Composition
as of September 30, 2009

Financial	25.6%
Consumer Discretionary	12.5%
Energy	12.0%
Information Technology	9.5%
Leisure and Consumer Staples	9.2%
Materials	8.3%
Health Care	8.2%
Industrials	7.6%
Telecommunication & Utilities	4.0%

96.9%

Percentages are based upon net assets excluding short-term investments and mutual funds.

32 Management Overview

ICON International Equity Fund
Industry Composition
as of September 30, 2009

Diversified Banks	13.9%
Integrated Oil & Gas	8.4%
Pharmaceuticals	6.4%
Multi-Line Insurance	4.5%
Packaged Foods & Meats	4.2%
Life & Health Insurance	4.0%
Semiconductors	3.6%
Apparel Accessories & Luxury Goods	3.1%
Electronic Manufacturing Services	2.9%
Apparel Retail	2.6%
Steel	2.4%
Industrial Conglomerates	2.4%
Diversified Capital Markets	2.4%
Water Utilities	2.2%
Household Appliances	2.1%
Oil & Gas Drilling	1.9%
Homebuilding	1.8%
Diversified Chemicals	1.7%
Highways & Railtracks	1.7%
Diversified Metals & Mining	1.6%
Application Software	1.5%
Computer Hardware	1.4%
Integrated Telecommunication Services	1.4%
Communications Equipment	1.0%
Tires & Rubber	1.0%
Real Estate Development	1.0%
Restaurants	1.0%
Brewers	1.0%
Home Improvement Retail	1.0%
Other Industries (each less than 1%)	12.8%

96.9%

Percentages are based upon net assets excluding short-term investments and mutual funds.

Management Overview 33

ICON International Equity Fund
Average Annual Total Return
as of September 30, 2009

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*
ICON International Equity Fund – Class S	1/25/08	3.97%	N/A	N/A	-16.46%	1.62%	1.62%

MSCI ACWI ex-U.S.		6.45%	N/A	N/A	-10.50%	N/A	N/A

ICON International Equity Fund – Class I	2/6/04	4.60%	7.25%	N/A	5.74%	1.55%	1.55%

MSCI ACWI ex-U.S.		6.45%	8.58%	N/A	7.96%	N/A	N/A

ICON International Equity Fund – Class C	2/19/04	3.79%	5.96%	N/A	4.03%	2.44%	2.44%

MSCI ACWI ex-U.S.		6.45%	8.58%	N/A	7.45%	N/A	N/A

ICON International Equity Fund – Class Z	2/18/97	5.16%	7.68%	5.29%	6.58%	1.27%	1.27%

MSCI ACWI ex-U.S.		6.45%	8.58%	4.46%	5.70%	N/A	N/A

ICON International Equity Fund – Class A	5/31/06	4.65%	N/A	N/A	-3.99%	1.73%	1.73%

ICON International Equity Fund – Class A (including maximum sales charge of 5.75%)	5/31/06	-1.39%	N/A	N/A	-5.68%	1.73%	1.73%

MSCI ACWI ex-U.S.		6.45%	N/A	N/A	0.42%	N/A	N/A

ICON International Equity Fund – Class Q	1/28/08	4.97%	N/A	N/A	-16.58%	1.31%	1.31%

MSCI ACWI ex-U.S.		6.45%	N/A	N/A	-9.90%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to grandfathered and institutional investors.

*	Please see the January 26, 2009 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

34 Management Overview

ICON International Equity Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class Z shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 35

ICON International Equity Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (96.9%)
12,000	Allianz AG	$1,509,703
28,700	Anheuser-Busch Inbev NV	1,316,282
275,000	Asya Katilim Bankasi AS†	578,754
162,300	Aviva PLC	1,166,582
62,200	AXA S.A.	1,688,251
67,600	Banca Popolare di Milano Scarl (BPM)	515,854
59,800	Banco Bilbao Vizcaya Argentaria S.A.	1,065,200
77,500	Banco Santander Central Hispano S.A.	1,251,844
2,060,000	Bangkok Expressway Public Co., Ltd.	1,140,555
1,788,000	Bank of China, Ltd. - Class H	938,008
116,700	Bank of India	1,001,716
21,700	Bank of Nova Scotia*	990,732
7,900	Bayer AG	549,422
42,218	Bidvest Group, Ltd.	669,294
30,319	BNP Paribas	2,432,928
272,500	BP PLC	2,413,622
602,000	Cafe De Coral Holdings, Ltd.	1,317,442
1,610,000	Charoen Pokphand Foods Public Co., Ltd.	382,679
49,000	Cheung Kong Holdings, Ltd.	619,496
401,000	China Agri-Industries Holdings, Ltd.	373,601
702,000	China Construction Bank Corp. - Class H	558,420
916,000	China Dongxiang Group Co.	609,265
2,470,000	China Petroleum & Chemical Corp.	2,097,054
1,354,000	China Railway Group, Ltd.†(a)	1,158,746
674,000	China Yurun Food Group, Ltd.	1,451,024
4,800	CNP Assurances	489,911
1,225,095	Compal Electronics, Inc.	1,421,172
450,000	Corporacion GEO S.A.B. de C.V. - Class B†*	1,223,787
10,400	Credicorp, Ltd.*	808,704
38,700	Credit Suisse Group	2,153,809
320,800	Dah Sing Financial Group†	1,840,511
13,100	Deutsche Bank AG	1,010,602
11,900	Deutsche Postbank AG†	420,459
79,100	Diageo PLC	1,216,771
87,000	DnB NOR ASA†	1,013,383
45,300	Dongkuk Steel Mill Co., Ltd.	1,045,742
30,000	EFG International AG	542,959
112,000	Empresa Brasileira de Aeronautica S.A.†*	644,950
236,000	Esprit Holdings, Ltd.	1,581,387
12,500	First Quantum Minerals, Ltd.*	817,451

36 Schedule of Investments

Shares or Principal Amount		Value

1,234,000	Fosun International	$857,277
76,000	FUJITSU, Ltd.	495,791
20,860	Gerry Weber International AG	695,031
30,000	Getinge AB - Class B	504,363
61,800	GlaxoSmithKline PLC	1,218,316
47,400	Grifols S.A.	904,899
5,822,000	Guangdong Investment, Ltd.	2,860,079
500,500	Hon Hai Precision Industry Co., Ltd.	1,999,768
159,000	Itausa-Investimentos Itau S.A.*	962,276
77,000	JSW Steel, Ltd.	1,326,053
11,400	Julius Baer Holding AG	571,935
935	Jupiter Telecommunications Co., Ltd.	904,298
231,200	Koc Holding AS†	609,996
1,098,000	KWG Property Holding, Ltd.	706,685
419,000	Legal & General Group PLC	590,843
86,000	LG Fashion Corp.	1,939,785
188,000	Li & Fung, Ltd.	753,251
21,000	LUKOIL - ADR*	1,151,850
58,000	Manulife Financial Corp.*	1,219,170
286,000	Marico, Ltd.	530,451
4,300	Megastudy Co., Ltd.	881,005
157,100	Meggitt PLC	585,821
10,400	Merck KGaA	1,032,168
54,000	Mitsui & Co., Ltd.	702,641
57,300	MRV Engenharia E Participacoes S.A.*	1,111,192
36,870	Nestle S.A.	1,574,460
26,800	Nokian Renkaat Oyj(a)	625,920
34,440	Novartis AG	1,730,449
20,200	Novo Nordisk A/S - Class B	1,270,621
3,100	OBIC Co., Ltd.	523,244
7,880	OCI Co., Ltd.	1,760,474
800,000	Old Mutual PLC	1,281,941
18,100	Omega Pharma S.A.	801,039
64,000	Petroleo Brasiliero S.A.*	1,260,633
1,318,400	Pirelli & C. S.p.A.†	707,804
27,800	Point, Inc.	1,835,356
28,700	Praktiker Bau- und Heimwerkermaerkte Holding AG	394,172
69,180	Prudential PLC	666,642
20,400	Research In Motion, Ltd.† *	1,379,440
10,700	Roche Holding AG	1,730,570
64,700	Rona, Inc.† *	906,670
65,500	Royal Dutch Shell PLC - Class B	1,819,241
1,522,000	Sa Sa International Holdings, Ltd.	661,558
3,900	Samsung Electronics Co., Ltd.	2,693,320
41,800	SAP AG	2,043,142
58,000	Seadrill, Ltd.†	1,214,737
20,800	SEB S.A.	1,107,375
42,000	Shionogi & Co., Ltd.	993,692
2,634,000	Sichuan Expressway Co., Ltd.	1,044,138
21,000	Siemens AG	1,947,555
850	Sika AG	1,149,271
17,183	Societe Generale	1,389,743
48,013	StatoilHydro ASA	1,084,419
31,600	Sun Life Financial, Inc.*	990,452

Schedule of Investments 37

Shares or Principal Amount		Value

679,839	Taiwan Semiconductor Manufacturing Co., Ltd.	$1,346,239
1,996,000	Techtronic Industries Co., Ltd.	1,634,935
40,200	Telefonica S.A.	1,112,105
104,300	TeliaSonera AB	686,418
9,600	Teva Pharmaceutical Industries, Ltd. - ADR*	485,376
1,100,000	Thai Union Frozen Products Public Co., Ltd.	847,958
151,000	The Siam Cement Public Co., Ltd.	1,001,445
3,320	The Swatch Group AG	784,242
31,100	The Toronto-Dominion Bank*	2,012,028
109,000	Tomra Systems ASA	510,023
21,055	Total S.A.	1,251,380
194,148	Transcend Information, Inc.	692,368
15,200	Transocean, Ltd.†*	1,300,056
94,000	Union Bank of India	466,776
42,800	Vedanta Resources PLC	1,302,418
278,000	Venture Manufacturing, Ltd.	1,768,593
293,000	Vodafone Group PLC	658,106
2,135,000	Want Want China Holdings, Ltd.	1,253,588
12,800	Yamada Denki Co., Ltd.	863,724
Shares or Principal Amount		Value

226,000	Zhuzhou CSR Times Electric Co., Ltd. - Class H(a)	$392,171
6,510	Zurich Financial Services AG	1,552,732

Total Common Stocks (Cost $106,181,701)		127,653,775

Rights (0.0%)
30,319	BNP Paribas 40 EUR, 10/14/09*	65,657

Total Rights (Cost $0)		65,657

Short-Term Investments (5.1%)
11,558	Brown Brothers Harriman Time Deposit - Canadian Dollar, 0.06%, 10/01/09*#	10,798
59,880	Brown Brothers Harriman Time Deposit - Hong Kong Dollar, 0.01%, 10/01/09*#	7,727
$6,641,324	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09*#	6,641,324

Total Short-Term Investments (Cost $6,659,849)		6,659,849

Mutual Funds (2.9%)
3,760,805	Invesco Aim Liquid Assets Portfolio, 0.28%*^	3,760,805

Total Mutual Funds (Cost $3,760,805)		3,760,805
Total Investments 104.9% (Cost $116,602,355)		138,140,086
Liabilities Less Other Assets (4.9)%		(6,417,156)

Net Assets 100.0%		$131,722,930

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

^	Investments made with cash collateral received from securities on loan. The rates listed are as of September 30, 2009.

38 Schedule of Investments

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2009.

*	All securities were fair valued (Note 1) as of September 30, 2009 unless noted with a *. Total value of securities fair valued was $110,389,008.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

As of September 30, 2009, the Fund had the following forward currency contracts outstanding:

			Original		Unrealized
		Delivery	Contract	Market	Appreciation/
	Currency	Date	Value	Value	(Depreciation)

Contracts to Sell:
(153,000,000)	Taiwan Dollar	02/26/10	$(4,706,244)	$(4,862,642)	$(156,398)
(6,900,000)	British Pound	03/01/10	(11,173,308)	(11,021,570)	151,738

			$(15,879,552)	$(15,884,212)	$(4,660)

Contracts to Buy:
153,000,000	Taiwan Dollar	02/26/10	$4,871,060	$4,862,642	$(8,418)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments 39

Statements of Assets and Liabilities
September 30, 2009

	ICON
	Asia-Pacific	ICON	ICON
	Region	Europe	International
	Fund	Fund	Equity Fund
Assets
Investments, at cost	$97,129,142	$53,189,979	$116,602,355

Investments, at value †	112,853,759	60,937,766	138,140,086
Foreign currency, at value (a)	267,854	-	-
Unrealized appreciation on forward foreign currency exchange contracts	-	134,145	151,738
Receivables:
Fund shares sold	600,461	253,794	340,785
Investments sold	789,346	123,072	353,082
Dividends	268,261	49,862	195,277
Expense reimbursements by Adviser	15,433	15,046	51,502
Foreign tax reclaims	361	47,008	22,375
Other assets	71,844	50,334	69,039

Total Assets	114,867,319	61,611,027	139,323,884

Liabilities
Unrealized depreciation on forward foreign currency contracts	258,535	-	164,816
Payables:
Investments purchased	1,228,375	2,132,350	3,074,402
Payable for collateral received on securities loaned	3,960,107	2,518,833	3,760,805
Fund shares redeemed	44,274	28,258	305,660
Advisory fees	89,856	43,559	106,810
Accrued distribution fees	254	52	21,433
Fund accounting fees	625	327	757
Transfer agent fees	5,545	8,221	14,618
Administration fees	4,405	1,923	5,318
Trustee fees	1,487	726	1,771
Capital gains tax payable	110,000	-	118,000
Accrued expenses	14,004	7,893	26,564

Total Liabilities	5,717,467	4,742,142	7,600,954

Net Assets - all share classes	$109,149,852	$56,868,885	$131,722,930

Net Assets - Class S	$108,325,292	$56,680,625	$35,748,334

Net Assets - Class I	$16,361	$3,522	$36,860,303

Net Assets - Class C	$259,661	$22,255	$15,773,726

Net Assets - Class Z	$5,659	$3,554	$29,437,141

Net Assets - Class A	$542,879	$158,929	$5,213,607

Net Assets - Class Q	$-	$-	$8,689,819

40 Financial Statements

	ICON
	Asia-Pacific	ICON	ICON
	Region	Europe	International
	Fund	Fund	Equity Fund
Net Assets Consist of
Paid-in capital	$128,765,371	$110,483,616	$222,174,044
Accumulated undistributed net investment income/(loss)	1,484,422	314,871	1,725,539
Accumulated undistributed net realized gain/(loss) from investment and foreign currency transactions	(36,579,396)	(61,806,660)	(113,685,976)
Unrealized appreciation/(depreciation) on investments and other assets and liabilities denominated in foreign currency	15,479,455	7,877,058	21,509,323

Net Assets	$109,149,852	$56,868,885	$131,722,930

Shares outstanding (unlimited shares authorized, no par value)
Class S	10,176,425	4,614,330	3,172,449
Class I	1,534	287	3,359,663
Class C	24,638	1,831	1,516,125
Class Z	530	289	2,644,386
Class A	51,073	12,919	471,180
Class Q	-	-	781,843
Net asset value (offering and redemption price per share)
Class S	$10.64	$12.28	$11.27
Class I	$10.67	$12.27	$10.97
Class C	$10.54	$12.15	$10.40
Class Z	$10.68	$12.30	$11.13
Class A	$10.63	$12.30	$11.07
Class Q	$-	$-	$11.11
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$11.28	$13.05	$11.75

† Includes securities on loan of	$3,733,690	$432,679	$1,220,660
(a) Foreign currency, at cost	$262,774	$-	$-

The accompanying notes are an integral part of the financial statements.

Financial Statements 41

Statements of Operations
For the Year Ended September 30, 2009

	ICON
	Asia-Pacific	ICON	ICON
	Region	Europe	International
	Fund	Fund	Equity Fund
Investment Income
Interest	$1,323	$2,227	$7,627
Dividends	1,559,079	1,541,370	2,855,795
Income from securities lending, net	108,791	73,995	191,373
Foreign taxes withheld	(110,364)	(111,706)	(239,136)

Total Investment Income	1,558,829	1,505,886	2,815,659

Expenses
Advisory fees	612,025	486,496	1,126,145
Distribution fees:
Class I	22	15	110,613
Class C	652	150	143,751
Class A	1,007	419	10,960
Fund accounting fees	45,493	35,711	62,992
Transfer agent fees	99,509	94,153	163,765
Custody fees	61,017	54,060	91,647
Administration fees	30,399	24,121	55,898
Registration fees:
Class S	20,415	21,560	3,750
Class I	7,123	7,175	18,527
Class C	7,123	7,177	18,666
Class Z	788	788	-
Class A	11,333	10,450	11,100
Class Q	-	-	1,120
Insurance expense	11,531	11,346	23,177
Trustee fees and expenses	9,614	6,467	14,564
Interest expense	11,249	8,777	835
Other expenses	63,085	36,102	79,111

Total expenses before expense reimbursement and transfer agent earnings credit	992,385	804,967	1,936,621
Transfer agent earnings credit	(79)	(92)	(178)
Expense reimbursement by Adviser due to expense limitation agreement	(43,152)	(41,919)	(58,925)
Expenses voluntarily waived by Adviser	-	-	(33,354)

Net Expenses	949,154	762,956	1,844,164

Net Investment Income/(Loss)	609,675	742,930	971,495

Net Realized and Unrealized Gain/(Loss) on Investments, Foreign Currency and Capital Gains Tax
Net realized gain/(loss) from investment transactions	(24,654,650)	(39,112,789)	(68,731,244)
Net realized gain/(loss) from foreign currency transactions	1,812,560	(222,611)	853,204
Net realized capital gains tax	(152,123)	-	(136,679)
Change in unrealized net appreciation/(depreciation) on investments and foreign currency translations	32,307,243	26,253,592	59,678,543

Net Realized and Unrealized Gain/(Loss) on Investments, Foreign Currency and Capital Gains Tax	9,313,030	(13,081,808)	(8,336,176)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$9,922,705	$(12,338,878)	$(7,364,681)

The accompanying notes are an integral part of the financial statements.

42 Financial Statements

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Statements of Changes in Net Assets

	ICON Asia-Pacific Region Fund		ICON Europe Fund		ICON International Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008	2009	2008
Operations
Net investment income/(loss)	$609,675	$1,016,624	$742,930	$2,588,293	$971,495	$3,320,212
Net realized gain/(loss) from investment transactions	(24,654,650)	(5,390,874)	(39,112,789)	(19,985,274)	(68,731,244)	(42,436,248)
Net realized gain/(loss) from foreign currency transactions	1,812,560	(468,780)	(222,611)	(315,187)	853,204	(927,844)
Net realized capital gains tax	(152,123)	-	-	-	(136,679)	-
Change in net unrealized appreciation/(depreciation) on investments, foreign currency translations	32,307,243	(61,368,762)	26,253,592	(39,200,115)	59,678,543	(77,067,637)

Net increase/(decrease) in net assets resulting from operations	9,922,705	(66,211,792)	(12,338,878)	(56,912,283)	(7,364,681)	(117,111,517)

Dividends and Distributions to Shareholders
Net investment income
Class S	(766,237)	(1,159,659)	(1,818,492)	(1,423,883)	-	-
Class I	(87)	-	(317)	-	(1,476,602)	(1,286,755)
Class C	(282)	-	(313)	-	(116,245)	(4,422)
Class Z	(69)	-	(91)	-	(426,650)	(312,185)
Class A	(2,949)	(7,875)	(4,370)	(2,786)	(82,280)	(62,758)
Class Q	-	-	-	-	(204,736)	-
Net realized gains
Class S	-	(21,792,618)	-	(18,793,180)	-	-
Class I	-	-	-	-	-	(19,127,601)
Class C	-	-	-	-	-	(3,423,110)
Class Z	-	-	-	-	-	(3,637,063)
Class A	-	(177,023)	-	(67,852)	-	(931,990)

Net decrease from dividends and distributions	(769,624)	(23,137,175)	(1,823,583)	(20,287,701)	(2,306,513)	(28,785,884)

Fund Share Transactions
Shares sold
Class S	68,526,114	53,849,697	14,191,781	73,628,287	37,481,231	2,400,225
Class I	8,014	14,400	5	22,500	10,161,189	97,739,179
Class C	328,363	65,721	5,500	20,157	1,225,128	14,385,146
Class Z	15	7,100	-	5,000	28,152,025	23,922,897
Class A	1,049,447	2,156,577	16,163	189,257	853,358	11,423,858
Class Q	-	-	-	-	707,343	25,433,899
Reinvested dividends and distributions
Class S	742,224	22,106,280	1,796,515	19,745,712	-	-
Class I	87	-	317	-	1,423,394	19,925,371
Class C	282	-	313	-	102,403	3,142,931
Class Z	69	-	91	-	423,014	3,880,524
Class A	2,549	156,269	3,787	58,430	71,623	919,493
Class Q	-	-	-	-	204,396	-

44 Financial Statements

Statements of Changes in Net Assets

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45

Statements of Changes in Net Assets (continued)

	ICON Asia-Pacific Region Fund		ICON Europe Fund		ICON International Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008	2009	2008
Shares repurchased
Class S	(39,519,959)	(123,177,916)	(29,533,643)	(71,225,916)	(14,393,575)	(241,380)
Class I	(3,089)	-	(8,753)	-	(63,795,984)	(77,547,995)
Class C	(124,771)	(18,434)	-	-	(6,471,332)	(6,372,588)
Class Z	(6)	-	-	-	(15,356,217)	(36,410,408)
Class A	(992,203)	(2,136,060)	(165,717)	(252,653)	(2,271,884)	(6,748,398)
Class Q	-	-	-	-	(3,513,989)	(7,583,868)

Net increase/(decrease) from fund share transactions	30,017,136	(46,976,366)	(13,693,641)	22,190,774	(24,997,877)	68,268,886

Total net increase/(decrease) in net assets	39,170,217	(136,325,333)	(27,856,102)	(55,009,210)	(34,669,071)	(77,628,515)
Net Assets
Beginning of period	69,979,635	206,304,968	84,724,987	139,734,197	166,392,001	244,020,516

End of period	$109,149,852	$69,979,635	$56,868,885	$84,724,987	$131,722,930	$166,392,001

Transactions in Fund Shares
Shares sold
Class S	7,474,792	3,584,171	1,315,107	3,521,445	4,818,426	156,261
Class I	761	1,054	-	1,224	1,211,533	5,932,009
Class C	34,743	5,015	596	1,202	152,037	910,029
Class Z	-	520	-	279	3,459,568	1,499,033
Class A	135,002	138,278	1,625	9,019	98,082	673,802
Class Q	-	-	-	-	92,571	1,645,599
Reinvested dividends and distributions
Class S	105,388	1,502,859	191,242	984,824	-	-
Class I	12	-	34	-	191,841	1,204,832
Class C	40	-	33	-	14,484	200,187
Class Z	10	-	10	-	56,477	231,812
Class A	362	10,689	402	2,920	9,552	55,159
Class Q	-	-	-	-	27,289	-
Shares repurchased
Class S	(4,742,328)	(8,661,436)	(3,265,926)	(3,918,107)	(1,785,702)	(16,536)
Class I	(293)	-	(970)	-	(8,313,274)	(5,346,734)
Class C	(13,650)	(1,510)	-	-	(847,038)	(446,685)
Class Z	-	-	-	-	(2,120,422)	(2,332,032)
Class A	(128,235)	(156,998)	(17,256)	(11,624)	(285,661)	(412,986)
Class Q	-	-	-	-	(449,303)	(534,313)

Net increase/(decrease)	2,866,604	(3,577,358)	(1,775,103)	591,182	(3,669,540)	3,419,437
Shares outstanding, beginning of period	7,387,596	10,964,954	6,404,760	5,813,578	15,615,186	12,195,749

Shares outstanding, end of period	10,254,200	7,387,596	4,629,657	6,404,760	11,945,646	15,615,186

Accumulated undistributed net investment income	$1,484,422	$(188,570)	$314,871	$1,776,910	$1,725,539	$2,145,865

The accompanying notes are an integral part of the financial statements.

46 Financial Statements

Statements of Changes in Net Assets (continued)

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47

Financial Highlights

		Income from investment
		operations			Less dividends and
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning	income/	gains/(losses)	investment	investment	realized
	of period	(loss)(x)	on investments	operations	income	gains

ICON Asia-Pacific Region Fund
Class S
Year Ended September 30, 2009	$9.47	$0.08	$1.20	$1.28	$(0.11)	$-
Year Ended September 30, 2008	18.82	0.10	(6.99)	(6.89)	(0.12)	(2.34)
Year Ended September 30, 2007	13.19	0.15	5.51	5.66	(0.03)	-
Year Ended September 30, 2006	11.25	0.02	1.93	1.95	(0.01)	-
Year Ended September 30, 2005	8.17	0.03	3.08	3.11	(0.03)	-
Class I
Year Ended September 30, 2009	9.45	0.06	1.24	1.30	(0.08)	-
January 25, 2008 (inception) to September 30, 2008	13.73	0.10	(4.38)	(4.28)	-	-
Class C
Year Ended September 30, 2009	9.41	0.02	1.18	1.20	(0.07)	-
January 25, 2008 (inception) to September 30, 2008	13.73	0.05	(4.37)	(4.32)	-	-
Class Z
Year Ended September 30, 2009	9.48	0.11	1.22	1.33	(0.13)	-
January 25, 2008 (inception) to September 30, 2008	13.73	0.15	(4.40)	(4.25)	-	-
Class A
Year Ended September 30, 2009	9.38	0.05	1.25	1.30	(0.05)	-
Year Ended September 30, 2008	18.72	0.03	(6.93)	(6.90)	(0.10)	(2.34)
Year Ended September 30, 2007	13.18	0.27	5.30	5.57	(0.03)	-
May 31, 2006 (inception) to September 30, 2006	13.54	0.04	(0.40)	(0.36)	-	-
ICON Europe Fund
Class S
Year Ended September 30, 2009	13.23	0.15	(0.79)	(0.64)	(0.31)	-
Year Ended September 30, 2008	24.04	0.36	(8.21)	(7.85)	(0.21)	(2.75)
Year Ended September 30, 2007	18.82	0.21	5.33	5.54	(0.05)	(0.27)
Year Ended September 30, 2006	15.68	0.20	3.80	4.00	-	(0.86)
Year Ended September 30, 2005	12.03	0.07	3.58	3.65	-	-
Class I
Year Ended September 30, 2009	13.18	0.07	(0.71)	(0.64)	(0.26)	-
January 25, 2008 (inception) to September 30, 2008	17.91	0.33	(5.06)	(4.73)	-	-
Class C
Year Ended September 30, 2009	13.12	0.07	(0.80)	(0.73)	(0.24)	-
January 25, 2008 (inception) to September 30, 2008	17.91	0.07	(4.86)	(4.79)	-	-
Class Z
Year Ended September 30, 2009	13.24	0.19	(0.81)	(0.62)	(0.32)	-
January 25, 2008 (inception) to September 30, 2008	17.91	0.36	(5.03)	(4.67)	-	-
Class A
Year Ended September 30, 2009	13.14	0.12	(0.75)	(0.63)	(0.21)	-
Year Ended September 30, 2008	23.91	0.26	(8.17)	(7.91)	(0.11)	(2.75)
Year Ended September 30, 2007	18.79	0.15	5.28	5.43	(0.04)	(0.27)
May 31, 2006 (inception) to September 30, 2006	18.40	(0.02)	0.41	0.39	-	-

48 Financial Highlights

							Ratio of net investment
				Ratio of expenses			income/(loss) to average
				to average net assets(d)			net assets(d)
					After			After
				Before	contractual		Before	contractual
				expense	expense		expense	expense
				limitation/	limitation/		limitation/	limitation/
distributions				recoupment	recoupment		recoupment	recoupment
Total	Net asset		Net assets,	and transfer	and transfer		and transfer	and transfer
dividends	value,		end of	agent	agent		agent	agent	Portfolio
and	end of	Total	period (in	earnings	earnings		earnings	earnings	turnover
distributions	period	return*	thousands)	credit	credit		credit	credit	rate(a)

$(0.11)	$10.64	14.18%	$108,325	1.54%	1.54%		1.00%	1.00%	171.05%
(2.46)	9.47	(41.26)%	69,519	1.42%	1.42%		0.70%	0.70%	168.42%
(0.03)	18.82	43.03%	205,332	1.38%	1.38%		0.96%	0.97%	130.84%
(0.01)	13.19	17.36%	147,444	1.44%	1.44%		0.12%	0.12%	159.51%
(0.03)	11.25	38.12%	48,721	1.93%	N/A		0.30%	N/A	185.84%

(0.08)	10.67	14.24%	16	127.83%	1.83	%(b)	(125.26)%	0.74%	171.05%

-	9.45	(31.17)%	10	51.45%	1.91	%(b)	(48.29)%	1.25%	168.42%

(0.07)	10.54	13.10%	260	19.80%	2.55	%(b)	(17.06)%	0.19%	171.05%

-	9.41	(31.46)%	33	23.58%	2.64	%(b)	(20.28)%	0.66%	168.42%

(0.13)	10.68	14.78%	6	106.17%	1.27	%(b)	(103.60)%	1.30%	171.05%

-	9.48	(30.95)%	5	77.18%	1.37	%(b)	(74.04)%	1.77%	168.42%

(0.05)	10.63	14.11%	543	5.89%	1.82	%(b)	(3.41)%	0.66%	171.05%
(2.44)	9.38	(41.53)%	412	2.94%	1.88	%(b)	(0.82)%	0.24%	168.42%
(0.03)	18.72	42.38%	973	3.26%	1.85	%(b)	0.24%	1.65%	130.84%

-	13.18	(2.66)%	24	25.78%	1.81	%(b)	(23.09)%	0.88%	159.51%

(0.31)	12.28	(4.13)%	56,681	1.57%	1.57%		1.52%	1.52%	129.97%
(2.96)	13.23	(36.83)%	84,320	1.35%	1.35%		1.89%	1.89%	181.83%
(0.32)	24.04	29.69%	139,069	1.35%	1.35%		0.97%	0.97%	133.36%
(0.86)	18.82	27.09%	105,409	1.51%	1.51%		1.13%	1.13%	100.62%
-	15.68	30.34%	23,243	1.85%	N/A		0.51%	N/A	153.55%

(0.26)	12.27	(4.34)%	4	182.13%	1.82	%(b)	(179.63)%	0.68%	129.97%

-	13.18	(26.41)%	16	26.07%	1.83	%(b)	(21.42)%	2.82%	181.83%

(0.24)	12.15	(5.04)%	22	75.12%	2.57	%(b)	(71.83)%	0.72%	129.97%

-	13.12	(26.74)%	16	51.24%	2.58	%(b)	(48.03)%	0.63%	181.83%

(0.32)	12.30	(3.89)%	4	160.63%	1.29	%(b)	(157.36)%	1.98%	129.97%

-	13.24	(26.07)%	4	92.86%	1.32	%(b)	(88.52)%	3.02%	181.83%

(0.21)	12.30	(4.32)%	159	11.15%	1.82	%(b)	(8.08)%	1.25%	129.97%
(2.86)	13.14	(37.17)%	370	4.36%	1.83	%(b)	(1.18)%	1.35%	181.83%
(0.31)	23.91	29.14%	666	2.43%	1.84	%(b)	0.09%	0.69%	133.36%

-	18.79	2.12%	30	33.40%	1.84	%(b)	(31.86)%	(0.30)%	100.62%

Financial Highlights 49

Financial Highlights (continued)

		Income from investment
		operations				Less dividends and
	Net asset	Net		Net realized		Dividends	Distributions
	value,	investment		and unrealized	Total from	from net	from net
	beginning	income/		gains/(losses)	investment	investment	realized
	of period	(loss)(x)		on investments	operations	income	gains

ICON International Equity Fund
Class S
Year Ended September 30, 2009	$10.84	$0.13		$0.30	$0.43	$-	$-
January 25, 2008 (inception) to September 30, 2008	15.25	0.20		(4.61)	(4.41)	-	-
Class I
Year Ended September 30, 2009	10.71	0.05		0.37	0.42	(0.16)	-
Year Ended September 30, 2008	20.09	0.22		(7.48)	(7.26)	(0.13)	(1.99)
Year Ended September 30, 2007	14.94	0.18		5.63	5.81	-(c )	(0.66)
Year Ended September 30, 2006	12.91	0.09		2.57	2.66	(0.01)	(0.62)
Year Ended September 30, 2005	10.59	0.04		3.25	3.29	-	(0.97)
Class C
Year Ended September 30, 2009	10.10	-(c	)	0.36	0.36	(0.06)	-
Year Ended September 30, 2008	19.09	0.07		(7.07)	(7.00)	-(c )	(1.99)
Year Ended September 30, 2007	14.36	-(c	)	5.39	5.39	-	(0.66)
Year Ended September 30, 2006	12.53	(0.03)		2.48	2.45	-	(0.62)
Year Ended September 30, 2005	10.55	(0.14)		3.09	2.95	-	(0.97)
Class Z
Year Ended September 30, 2009	10.87	0.11		0.35	0.46	(0.20)	-
Year Ended September 30, 2008	20.34	0.22		(7.53)	(7.31)	(0.17)	(1.99)
Year Ended September 30, 2007	15.07	0.20		5.73	5.93	-	(0.66)
Year Ended September 30, 2006	13.00	0.09		2.63	2.72	(0.03)	(0.62)
Year Ended September 30, 2005	10.60	0.06		3.31	3.37	-	(0.97)
Class A
Year Ended September 30, 2009	10.78	0.06		0.37	0.43	(0.14)	-
Year Ended September 30, 2008	20.24	0.18		(7.52)	(7.34)	(0.13)	(1.99)
Year Ended September 30, 2007	15.06	0.17		5.67	5.84	-	(0.66)
May 31, 2006 (inception) to September 30, 2006	15.17	0.03		(0.14)	(0.11)	-	-
Class Q
Year Ended September 30, 2009	10.86	0.10		0.35	0.45	(0.20)	-
January 28, 2008 (inception) to September 30, 2008	15.44	0.23		(4.81)	(4.58)	-	-

(x)	Calculated using the average share method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Not annualized.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including interest expense.
(c)	Amount less than $0.005.
(d)	Annualized for periods less than a year.
(e)	The ratio of expenses to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit is 1.29%, 1.73%, 2.52%, 1.25%, 1.76% and 1.37% for Class S, Class I, Class C, Class Z, Class A and Class Q, respectively.
(f)	The ratio of net investment income/(loss) to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit is 1.47%, 0.62%, (0.01%), 1.25%, 0.74% and 1.15% for Class S, Class I, Class C, Class Z, Class A and Class Q, respectively.

The accompanying notes are an integral part of the financial statements.

50 Financial Highlights

				Ratio of expenses			Ratio of net investment
				to average net			income/(loss) to average
				assets(d)			net assets(d)
				Before	After		Before	After
				contractual	contractual		contractual	contractual
				expense	expense		expense	expense
				limitation/	limitation/		limitation/	limitation/
distributions				recoupment	recoupment		recoupment	recoupment
Total	Net asset		Net assets,	and transfer	and transfer		and transfer	and transfer
dividends	value,		end of	agent	agent		agent	agent		Portfolio
and	end of	Total	period (in	earnings	earnings		earnings	earnings		turnover
distributions	period	return*	thousands)	credit	credit		credit	credit		rate(a)

$-	$11.27	3.97%	$35,748	1.34%	1.34	%(b)(e)	1.42%	1.42	%(f)	182.73%

-	10.84	(28.92)%	1,515	1.62%	1.62	%(b)	2.08%	2.08%		188.73%

(0.16)	10.97	4.60%	36,860	1.76%	1.76	%(b)(e)	0.59%	0.59	%(f)	182.73%
(2.12)	10.71	(39.85)%	110,029	1.55%	1.55	%(b)	1.39%	1.39%		188.73%
(0.66)	20.09	40.11%	170,383	1.54%	1.54	%(b)	1.02%	1.03%		132.30%
(0.63)	14.94	21.20%	76,454	1.71%	1.71	%(b)	0.59%	0.59%		129.31%
(0.97)	12.91	32.90%	15,376	2.02%	1.97%		0.27%	0.32%		139.23%

(0.06)	10.40	3.79%	15,774	2.64%	2.55	%(b)(e)	(0.13)%	(0.04	)%(f)	182.73%
(1.99)	10.10	(40.38)%	22,194	2.44%	2.44	%(b)	0.47%	0.47%		188.73%
(0.66)	19.09	38.74%	29,274	2.57%	2.56	%(b)	(0.04)%	(0.03)%		132.30%
(0.62)	14.36	20.09%	13,899	2.76%	2.54	%(b)	(0.39)%	(0.18)%		129.31%
(0.97)	12.53	29.56%	1,622	4.52%	3.51%		(2.23)%	(1.22)%		139.23%

(0.20)	11.13	5.16%	29,437	1.43%	1.25	%(b)(e)	1.07%	1.25	%(f)	182.73%
(2.16)	10.87	(39.66)%	13,580	1.27%	1.27	%(b)	1.31%	1.31%		188.73%
(0.66)	20.34	40.56%	37,619	1.26%	1.26	%(b)	1.16%	1.16%		132.30%
(0.65)	15.07	21.54%	28,295	1.41%	1.40	%(b)	0.60%	0.61%		129.31%
(0.97)	13.00	33.57%	15,466	1.68%	1.68%		0.51%	0.51%		139.23%

(0.14)	11.07	4.65%	5,214	2.08%	1.80	%(b)(e)	0.42%	0.70	%(f)	182.73%
(2.12)	10.78	(39.95)%	7,001	1.73%	1.73	%(b)	1.17%	1.17%		188.73%
(0.66)	20.24	39.97%	6,744	1.70%	1.69	%(b)	0.98%	0.99%		132.30%

-	15.06	(0.73)%	88	19.13%	1.79	%(b)	(16.62)%	0.72%		129.31%

(0.20)	11.11	4.97%	8,690	1.41%	1.40	%(b)(e)	1.11%	1.12	%(f)	182.73%

-	10.86	(29.66)%	12,072	1.31%	1.31	%(b)	2.36%	2.36%		188.73%

Financial Highlights 51

Notes to Financial Statements
September 30, 2009

1. Organization

The ICON Asia-Pacific Region Fund (“Asia-Pacific Region Fund”), ICON Europe Fund (“Europe Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Asia-Pacific Region Fund and the Europe Fund offer five classes of shares: Class S, Class I, Class C, Class Z and Class A. The International Equity Fund offers six classes of shares: Class S, Class I, Class C, Class Z, Class A, and Class Q. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently 14 other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and the Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers

52 Notes to Financial Statements

and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity, and small market share.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern time) each day the NYSE is open, except that (a) securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day; and (b) foreign securities in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board of Trustees (“Board”) to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets

Notes to Financial Statements 53

Notes to Financial Statements (continued)

are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Investments in other open-end investment companies are valued at net asset value.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

54 Notes to Financial Statements

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in certain foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2009:

	LEVEL 1	LEVEL 2
	Investments	Investments
	in Securities	in Securities

ICON Asia-Pacific Region Fund
Common Stock
Hong Kong	$-	$23,257,918
Japan	-	22,708,236
Korea	582,265	16,762,852
China	-	11,556,674
Taiwan	-	9,155,199
Singapore	343,160	5,669,861
Other Countries	1,706,592	11,429,903
Short-Term Investments	-	5,720,992
Mutual Funds	3,960,107	-
Forward Foreign Currency Contracts	-	(258,535)

Total	$6,592,124	$106,003,100

ICON Europe Fund
Common Stock
United Kingdom	$-	$12,413,604
Switzerland	-	9,515,888
Germany	-	6,700,374
France	-	3,123,773
Other Countries	1,153,159	20,619,695
Short-Term Investments	—	4,858,164
Mutual Funds	2,518,833	-
Rights	34,276	-
Forward Foreign Currency Contracts	-	134,145

Total	$3,706,268	$57,365,643

Notes to Financial Statements 55

Notes to Financial Statements (continued)

	LEVEL 1	LEVEL 2
	Investments	Investments
	in Securities	in Securities

ICON International Equity Fund
Common Stock
Hong Kong	$-	$16,489,866
Switzerland	1,300,056	11,790,427
United Kingdom	-	12,920,303
Germany	-	9,602,254
France	-	8,359,588
Korea	-	8,320,326
Canada	8,315,943	-
Japan	-	6,318,746
China	-	6,218,770
Taiwan	-	5,459,547
Other Countries	7,648,768	24,909,181
Short-Term Investments	-	6,659,849
Mutual Funds	3,760,805	-
Rights	65,657	-
Forward Foreign Currency Contracts	-	(13,078)

Total	$21,091,229	$117,035,779

There were no Level 3 securities held in any of the Funds at September 30, 2009.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

56 Notes to Financial Statements

Derivatives

Each Fund may use derivatives for various purposes. The Funds’ use of derivatives for the fiscal year ended September 30, 2009 was limited to forward foreign currency contracts. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Fair Values of Derivative Instruments as of September 30, 2009

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
Derivatives not accounted for as	Liabilities	Fair	Liabilities	Fair
hedging instruments	Location	Value	Location	Value

Foreign exchange contracts
Foreign exchange risk
ICON Asia-Pacific Region Fund	Unrealized appreciation on forward foreign	$-	Unrealized depreciation	$258,535
ICON Europe Fund		134,145	on forward foreign	-
ICON International Equity Fund	currency contracts	151,738	currency contracts	164,816

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Location of Gain/(loss) on
Derivatives not accounted for as	Derivatives Recognized in
hedging instruments	Operations	Amount

Foreign exchange contracts
Foreign exchange risk
ICON Asia-Pacific Region Fund ICON Europe Fund	Net realized gain/(loss) from foreign currency transactions	$1,893,074 -
ICON International Equity Fund		1,463,881

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Operations

	Location of Gain/(loss) on
Derivatives not accounted for as	Derivatives Recognized in
hedging instruments	Operations	Amount

Foreign exchange contracts
Foreign exchange risk	Change in unrealized net
ICON Asia-Pacific Region Fund	appreciation/(depreciation) on	$(1,029,017)
ICON Europe Fund	investments and foreign	134,145
ICON International Equity Fund	currency translations	(691,216)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended September 30, 2009.

Notes to Financial Statements 57

Notes to Financial Statements (continued)

The Funds value derivatives at fair value, as described below, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds use forward foreign currency contracts to manage foreign currency exposure with respect to transactional hedging, positional hedging, cross hedging and proxy hedging.

These contracts involve market risk and do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Funds could be exposed to risk if the value of the currency changes unfavorably. Additionally, the Funds could be exposed to counterparty risk if the counterparties are unable to meet the terms of the contracts.

These contracts are marked-to-market daily. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statement of Operations. At September 30, 2009, the Funds had outstanding forward foreign currency contracts that are listed on the Schedule of Investments.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. Brown Brothers Harriman (the “Lending Agent”) may invest the cash collateral in the Invesco Aim Liquid Assets Portfolio, which complies with Rule 2a-7 of the 1940 Act relating to money market funds.

The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments. The lending fees received and the Funds’ portion

58 Notes to Financial Statements

of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2009, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Asia-Pacific Region Fund	$3,733,690	$3,960,107
ICON Europe Fund	432,679	2,518,833
ICON International Equity Fund	1,220,660	3,760,805

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2009. It may also include collateral received from the pre-funding of loans.

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four years, no

Notes to Financial Statements 59

Notes to Financial Statements (continued)

examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In addition to the requirements of the United States of America’s Internal Revenue Code of 1986, the Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds that invest in Indian securities may accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. Any accrual will reduce a Fund’s NAV. As of September 30, 2009, the Asia-Pacific Region Fund and the International Equity Fund have recorded a payable of $110,000 and $118,000, respectively, as an estimate for potential future India capital gains taxes.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Income and Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds based upon relative net assets. In calculating the net asset value

60 Notes to Financial Statements

per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

ICON Advisers has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds’ operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class S	Class I	Class C	Class Z	Class A	Class Q

ICON Asia-Pacific Region Fund	-	1.80%	2.55%	1.25%	1.80%	N/A
ICON Europe Fund	-	1.80%	2.55%	1.25%	1.80%	N/A
ICON International Equity Fund	1.80%	1.80%	2.55%	1.25%	1.80%	1.55%

The expense limitations will continue in effect until at least January 31, 2020. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2009 the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2010	2011	2012

ICON Asia-Pacific Region Fund	$3,131	$21,793	$43,152
ICON Europe Fund	2,624	22,551	41,919
ICON International Equity Fund	—	—	92,279

Accounting, Custody and Transfer Agent Fees

Citi Fund Services Ohio, Inc. (“Citi”) is the fund accounting agent for the Funds. For its services, the Trust pays Citi 0.03% on the first $1.75 billion of

Notes to Financial Statements 61

Notes to Financial Statements (continued)

net assets, 0.0175% on net assets over $1.75 billion and up to $5 billion, and 0.01% on net assets in excess of $5 billion.

Brown Brothers Harriman (“BBH”) is the custodian of the Trust’s investments. Effective July 1, 2009, for domestic custody services, the Trust pays BBH 0.0050% on the first $250 million of assets, 0.0040% on the second $250 million of assets and 0.0025% on domestic assets above $500 million, plus certain transaction charges. Prior to July 1, 2009, the Trust paid BBH 0.0065% on the first $50 million of assets and 0.0050% on domestic assets above $50 million. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Transfer agent earnings credits are credits received for interest which results from overnight balances used by the transfer agent, BFDS, for clearing shareholder transactions. During the year ended September 30, 2009, the Funds received transfer agent earnings credits which are included on the Statement of Operations.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Funds’ first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. During the year ended September 30, 2009, the Funds’ payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any damage, expense or loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has entered into a sub-administration agreement with Citi pursuant to which Citi assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays Citi at an

62 Notes to Financial Statements

annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class I and Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual distribution and service fee of 1.00% of average daily net assets. The total amount paid under the 12b-1 plans by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 100% by the Funds. For the year ended September 30, 2009, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

Some of the distribution amounts received by IDI, discussed in the Distribution Fees section above, have been used to offset various shareholder servicing costs incurred by ICON. For the year ended September 30, 2009, this amount was $10,099.

4. Borrowings

The Funds have entered into Lines of Credit agreements with BBH to provide temporary funding for redemption requests. The maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in each Fund subject to a maximum borrowing limit by the Trust of $150 million. Interest on domestic borrowings is charged at LIBOR plus 1.50%, which was 1.71% at September 30, 2009. The average interest rate charged for the year ended September 30, 2009, was 5.28% on a U.S. dollar basis.

Average Borrowing
Fund	(10/1/08-9/30/09)

ICON Asia-Pacific Region Fund	$520,441
ICON Europe Fund	141,800
ICON International Equity Fund	7,910

Notes to Financial Statements 63

Notes to Financial Statements (continued)

Average borrowing is calculated using only the days there was a borrowing. It is not an annualized number.

5. Purchases and Sales of Investment Securities

For the year ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

	Purchases of	Proceeds from Sales
	Securities	of Securities

ICON Asia-Pacific Region Fund	$129,628,228	$102,957,118
ICON Europe Fund	64,374,745	82,936,058
ICON International Equity Fund	195,815,481	219,639,564

6. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted represent net capital loss carryforwards as of September 30, 2009 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

For the year ended September 30, 2009 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires

ICON Asia-Pacific Region Fund	$24,705,829	2017
ICON Europe Fund	28,735,751	2017
ICON International Equity Fund	65,091,860	2017

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2009, the Funds did not utilize any available capital loss carryforwards.

64 Notes to Financial Statements

For the year ended September 30, 2009, the Funds will elect to defer post October losses of:

Post October
Fund	Losses

ICON Asia-Pacific Region Fund	$11,502,533
ICON Europe Fund	32,662,480
ICON International Equity Fund	47,822,977

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2009, were as follows:

			Total
	Distributions Paid	Total Taxable	Distributions
Fund	From Ordinary Income	Distributions	Paid

ICON Asia-Pacific Region Fund	$769,624	$769,624	$769,624
ICON Europe Fund	1,823,583	1,823,583	1,823,583
ICON International Equity Fund	2,306,513	2,306,513	2,306,513

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2008, were as follows:

	Distributions paid from			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Asia-Pacific Region Fund	$10,546,038	$12,591,137	$23,137,175	$23,137,175
ICON Europe Fund	16,140,539	4,147,162	20,287,701	20,287,701
ICON International Equity Fund	17,249,628	11,536,256	28,785,884	28,785,884

As of September 30, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Accumulated	Capital and	Appreciation/	Earnings/
Fund	Income	Earnings	Other Losses	(Depreciation)**	(Deficit)

ICON Asia-Pacific Region Fund	$1,504,221	$1,504,221	$(36,208,362)	$15,088,622	$(19,615,519)
ICON Europe Fund	492,926	492,926	(61,398,231)	7,290,574	(53,614,731)
ICON International Equity Fund	1,796,643	1,796,643	(112,914,837)	20,667,080	(90,451,114)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

Notes to Financial Statements 65

Notes to Financial Statements (continued)

As of September 30, 2009, cost for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

		Unrealized	Unrealized	Net Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Asia-Pacific Region Fund	$97,519,975	$17,973,976	$(2,640,192)	$15,333,784
ICON Europe Fund	53,642,318	9,405,011	(2,109,563)	7,295,448
ICON International Equity Fund	117,292,860	24,498,794	(3,651,568)	20,847,226

7. Subsequent Events

Management has evaluated subsequent events through November 20, 2009, the date of this report.

Effective January 25, 2010, the expense limitation for the Class Z shares of the Funds will increase from 1.25% to 1.55%.

66 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Asia-Pacific Region Fund, ICON Europe Fund, and ICON International Equity Fund (three of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2009, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 20, 2009

Report of Accounting Firm 67

Six Month Hypothetical Expense Example
September 30, 2009 (unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/09-9/30/09).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

68 Expense Example

ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning		Expenses Paid	Annualized
	Account Value	Ending Account	During Period	Expense Ratio
	4/1/09	Value 9/30/09	4/1/09-9/30/09*	4/1/09-9/30/09

ICON Asia-Pacific Region Fund
Class S
Actual Expenses	$1,000.00	$1,589.60	$9.10	1.41%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.97	7.09
Class I
Actual Expenses	1,000.00	1,587.80	11.68	1.81%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.97	9.10
Class C
Actual Expenses	1,000.00	1,580.20	16.28	2.53%
Hypothetical Example (5% return before expenses)	1,000.00	1,012.38	12.69
Class Z
Actual Expenses	1,000.00	1,591.70	8.08	1.25%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.77	6.29
Class A
Actual Expenses	1,000.00	1,586.60	11.54	1.79%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.07	9.00
ICON Europe Fund
Class S
Actual Expenses	1,000.00	1,503.10	9.54	1.52%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.38	7.69
Class I
Actual Expenses	1,000.00	1,501.20	11.29	1.80%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.98	9.10
Class C
Actual Expenses	1,000.00	1,494.50	15.88	2.54%
Hypothetical Example (5% return before expenses)	1,000.00	1,012.27	12.81
Class Z
Actual Expenses	1,000.00	1,503.70	7.85	1.25%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.73	6.33
Class A
Actual Expenses	1,000.00	1,500.00	11.28	1.80%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.98	9.10

Expense Example 69

	Beginning		Expenses Paid	Annualized
	Account Value	Ending Account	During Period	Expense Ratio
	4/1/09	Value 9/30/09	4/1/09-9/30/09*	4/1/09-9/30/09

ICON International Equity Fund
Class S
Actual Expenses	$1,000.00	$1,571.80	$8.06	1.25%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.73	6.33
Class I
Actual Expenses	1,000.00	1,567.10	11.00	1.71%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.43	8.64
Class C
Actual Expenses	1,000.00	1,561.60	15.86	2.47%
Hypothetical Example (5% return before expenses)	1,000.00	1,012.62	12.46
Class Z
Actual Expenses	1,000.00	1,569.80	7.99	1.24%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.78	6.28
Class A
Actual Expenses	1,000.00	1,568.00	11.07	1.72%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.38	8.69
Class Q
Actual Expenses	1,000.00	1,569.20	8.37	1.30%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.48	6.58

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

70 Expense Example

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 58, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to 2009). Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 59. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present) and Delta Dental of California, an insurance company (2006 to present). Mr. Bergert was a Director of Delta Dental of Pennsylvania, an insurance company (1998 to 2009) and Delta Reinsurance Corporation (2000 to 2009).

John C. Pomeroy, Jr., 62. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was

Trustees and Officers 71

Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Gregory Kellam Scott, 60. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently is employed as a member of the Executive Staff of the President of Ivy Tech Community College, recently appointed as Assistant to the President for Diversity and Community Relations (April 2008 to present). Prior to his current employment, he served as Executive Director of the Indiana Civil Rights Commission (2005 to 2008) and is a member of the U.S. State Department’s Advisory Committee on the African Judiciary (2006 to present). Mr. Scott was Senior Vice President -Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and served as a Justice on the Colorado Supreme Court (1993 to 2000). From 1980 until 1993, he was a member of the faculty of the University Of Denver College Of Law.

R. Michael Sentel, 61. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 58, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to 2009). Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Erik L. Jonson, 60. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive

72 Trustees and Officers

Vice President (2004 to present) and was previously Vice President (1998 to 2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief Financial Officer, Secretary and Director (1998 to present) of IM&R; and Executive Vice and Treasurer/Financial Principal (1996 to present) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to 2009).

Jessica Seidlitz, 31. Ms. Seidlitz serves as Assistant Treasurer of the Funds (2007 to present). She also serves as Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP, (2001 to 2004).

Donald Salcito, 56. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel, for IDI (2005 to present); Chief Compliance Officer of IDI (2005 to 2007); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to 2009). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000 to 2005).

Brian Harding, 30. Mr. Harding serves as Chief Compliance Officer of the Funds (2008 to present). Mr. Harding also serves as Anti-Money Laundering Officer of the Funds (2008 to present). Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

Trustees and Officers 73

Other Information (unaudited)

Renewal of Investment Advisory Agreements

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 10, 2009, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2009.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to

74 Other Information

which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the Board of Trustees’ discussion, management personnel noted that the markets overall had performed poorly in 2008 and the beginning of 2009 and that the ICON Funds performed poorly as well. In this regard it was noted that late 2008 Board meetings the Adviser advised that it was concerned with the poor performance and began an internal analysis to determine the cause. Management advised that, in light of the analysis, it believes that the Adviser’s valuation equation was over valuing riskier stocks due to several factors - including, but not limited to, the extreme events of 2008, the industry wide undervaluing of risk, and the increase in the number of stocks in the Adviser’s investable universe; and that, in light of such, the Adviser made modifications to the risk valuation metrics of the valuation equation – namely that the Adviser modified the equation so that the valuation equation now takes into account an additional item of information on each individual company. The Trustees recalled that during the entire process, Management kept the Trustees informed, updating the Trustees on the status of the internal analysis and the changes to the valuation equation as the changes were being implemented. In addition, in response to Trustee questions, the Adviser advised that it has monitored Fund performance after implementation of the modification and found significant improvement; and that it believes this adjustment has improved the valuation equation and will benefit the Funds going forward. In reaching their conclusions, the Trustees noted that they have taken into consideration the poor overall market performance, the Funds’ performance, and the Adviser’s response, analysis and changes to the valuation equation.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide

Other Information 75

quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each fund covered by the Advisory Agreements due to the tumultuous markets during the past year, to related poor Fund performance, and to redemptions. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper Analytical Services concerning funds of

76 Other Information

similar size and funds of larger size, as well as data concerning ICON’s other clients and noted:

A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. that contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and consistent with those of similarly managed Funds;

C. that contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds’ expense ratios were competitive in light of their size;

D. that ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E. that the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F. that, the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage; and

G. that ICON has contractually committed to breakpoint as in it fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted:

A. that ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that profits derived from providing the services are competitive and reasonable; and

B. that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality to which it provides advisory services; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders

Other Information 77

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2009, qualifies for the corporate dividends received deduction for the following Funds:

Dividends
Received
Fund	Deduction

ICON Asia-Pacific Region Fund	0.03%
ICON International Equity Fund	0.21%

For the fiscal year ended September 30, 2009, the following Funds paid qualified dividend income:

Fund	Amount

ICON Asia-Pacific Region Fund	23.31%
Icon Europe Fund	28.55%
ICON International Equity Fund	75.29%

The Funds had no long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

78 Other Information

Portfolio Holdings

A list of each ICON Fund’s Top 10 holdings is available at www.iconfunds.com on or about 15 days following each month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the SEC’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

Other Information 79

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ICON Funds Privacy Policy

In the course of doing business with the ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON Companies”) you provide personal and financial information. The ICON Companies respect your privacy. We collect non-public personal information about you on your applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, social security number, account information, investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Further, we may permit third party vendors to download this information as needed, in order to assist us or your Registered Representative/Financial Adviser in maintaining your account. Otherwise, our policies prohibit employees of the ICON Companies from sharing your personal and financial information except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.

ICON Funds Privacy Policy 85

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2009 Annual Report
ICON Sector Funds
Investment Update

ICON Consumer Discretionary Fund
ICON Energy Fund
ICON Financial Fund
ICON Healthcare Fund
ICON Industrials Fund
ICON Information Technology Fund
ICON Leisure and Consumer Staples Fund
ICON Materials Fund
ICON Telecommunication & Utilities Fund

1-800-764-0442 ïwww.iconfunds.com

AR-SECT-09 K04079

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442  •  www.iconfunds.com

About This Report (unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Fund results shown, unless otherwise indicated, are at net asset value.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2009, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2009 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

2 About This Report

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team. Therefore, actual outcomes may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment, and the Technology sector has been among the most volatile in the market. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

About This Report 3

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging the Funds’ performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•	The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

•	The unmanaged NASDAQ Composite (“NASDAQ”) Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

Index returns and statistical data included in this Report are provided by Bloomberg and FactSet Research Systems.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4 About This Report

Message From ICON Funds

Road to Recovery

At ICON we believe the bear market from late 2007 through March 2009 can be divided into three phases. The three distinct phases can be seen in the chart below, which reflects the S&P 1500 Index, a broad measure of the U.S. stock market, over the course of a roughly two year period.

Looking at this graph, one can see how the first phase lasted almost a year, beginning with a generally slow, steady decline following the Index’s peak in October 2007. The second phase was a sharp week-long crash following the bankruptcy of Lehman Brothers on September 15, 2008. And the third phase was driven by economic uncertainty as economists (professional and amateur) revised their forecasts for the recession outward and downward, unable to clearly see an end or bottom. As an example, Bloomberg surveys of over 80 economists in January and February 2009 show 3rd quarter GDP forecasts being rapidly revised downward. By mid-March 2009, economists predicted 3rd quarter GDP growth would be 0% on an annual basis. These downward revisions coincided with the stock market’s continued gradual decline that was the final leg of phase 3.

S & P 1500 Index

Source: Factset

By mid-September 2009, a survey of those same economists revealed a 3rd quarter GDP forecast of 2.9% growth. That is a huge upward revision since March. If the upward revision proves accurate, it suggests economists and

Message From ICON Funds 5

investors alike let their fear and anxiety get the better of them in late 2008 and early 2009. In other words, it seems (and we believe) the bleak initial outlook of 0% growth for 3rd quarter 2009 was both unduly negative and likely way off the mark.

As seen in the graph, the stock market quickly recovered its losses from phase 3 in roughly six months between March and August 2009. The S & P 1500 Index gained 59.9% from March 9 through September 30. Annualized, it equates to a pace of 130.7%, putting this rally among the best by historical standards.

As the market rallied and recovered from phase 3 of the bear market, stock prices moved higher - but so has underlying value as measured by ICON. Over time we bring new earnings into our equation for each company we analyze. In so doing, we drop off old, stale earnings. Our normal process of bringing in 2009 earnings and 2010 estimates has generally added modestly to our calculation of the intrinsic value of most companies. A much bigger boost in intrinsic value has come from the rally in corporate bonds and the accompanying drop in yields. Lower yields equate to higher valuation readings under the ICON system. As corporate bond yields drop and earnings increase, value becomes a target that continually moves higher with prices struggling to play catch-up.

Now, what about recovering from phases 2 and 1 of the bear market? Based on ICON’s valuation readings we feel we can make a few encouraging observations. We believe stocks are currently priced about 10% below our estimate of intrinsic value. If corporate bond yields continue to drop to historical normal levels, and assuming normal earnings growth, we believe conditions are in place for fair market values to eventually exceed even those seen at their peak levels toward the end of 2007. To cut to the chase, we feel we could see a recovery from phases 1 and 2 over the next couple of years.

As for the earnings portion, consensus forecasts from I/B/E/S for S & P 500 index companies anticipate earnings recovery in 2010 and 2011. Although there is often a rapid rebound in earnings coming out of a recession, the I/B/E/S analysts surveyed appear cautious in their forecasts for this recovery. The analysts expect operating EPS for the S & P 500 companies to rise to $71.17 in 2010 (a 27.7% increase over the 2009 estimate of $55.72) and another 13.8% to $81 in 2011. This forecasted earnings growth will increase value (as calculated using ICON’s proprietary methodology) when earnings are introduced into our valuation equation over the next year or two.

Our belief that corporate bond yields can keep dropping is based on a continuation of the unwinding from the Lehman Brothers bankruptcy last

6 Message From ICON Funds

fall. When Lehman Brothers declared bankruptcy in September 2008, corporate bond yields and their spread above Treasury Bonds rose dramatically. Bond investors evidently feared and anticipated many defaults. With the economic and financial setting proving to be better than was initially expected last year, corporate bond yields have been dropping. Yields are far from being back to normal levels, however. Our expectation that corporate bond yields will continue to drop is based on more than just “hoping yields return to normal levels.” Rather, corporate bonds of various qualities and maturities have the valuation and relative strength readings under our system to suggest their moves can continue. In other words, the ICON bond model suggests the rally in corporate bonds is sustainable.

Thus, our case for valuation readings approaching levels not seen since late 2007 is threefold. First, stocks are still priced below our estimate of fair value. Second, we believe new earnings over the next two years will push values higher. Third, and finally, declining yields on corporate bonds should likewise raise value.

The path to recovery is nonetheless unpredictable. During phase 2, from September 30 through October 10, 2008, the S & P 1500 Index dropped 22.9% in eight trading days. Could the phase 2 recovery be a mirror image of the phase 2 collapse, with an equally dramatic upside? It’s possible, but unlikely in our opinion. Instead, a path of two steps forward and one step back is more likely. There remain a lot of jittery, skeptical investors who use advances as an opportunity to exit. To move higher, the market has to absorb or “take out” their shares. While valuations may justify price levels back to those seen at the peak in 2007, the path for stock prices may be a grind.

In conclusion, we see the path to recovery occurring over three distinct phases. As investors came to believe the depression they feared last winter would not materialize, we experienced a phase 3 recovery. We expect the phase 2 recovery will occur as investors realize that the bond default potential is greatly reduced with the start of an economic recovery: in other words, phase 2 might be seen as an unwinding of the Lehman Brothers fallout. We believe phase 1 recovery will occur as investors acknowledge the fact that corporate earnings are advancing - typical of an economic recovery.

So far, off the low last March, the leading industries have come from the Financials sector. Next in line are the cyclical economically sensitive industries from the following sectors: Materials, Industrials, Consumer Discretionary and Information Technology. Lagging, but still participating, are the so called “recession proof” industries from sectors like Health Care, Utilities and Consumer Staples.

Message From ICON Funds 7

On the road to recovery, ICON will stick to its system of industry rotation as we work to capture industry themes and leadership. While our research team has adjusted to and learned from these unprecedented times, there is always room for improvement. We have emerged from the bear market as a better, more effective money manager and we look forward to serving you in the years ahead.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

8 Message From ICON Funds

Management Overview	ICCCX
ICON Consumer Discretionary Fund

Q.	How did the Fund Perform relative to its benchmark?

A.	The Fund underperformed its benchmark for the period. The Fund declined 5.01%, while the benchmark S&P 1500 Consumer Discretionary Index rose 0.83% and the S&P Composite 1500 Index declined 6.77%.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	Fiscal year 2009 was marked by the veritable meltdown of the U.S. financial system, the likes of which we have not seen since the Great Depression. This meltdown was spurred primarily by the collapse in the housing market. The fiscal year had the misfortune of beginning approximately two weeks after Lehman Brothers declared bankruptcy. The credit markets immediately froze and between October 3 and October 10, 2008, the S&P 500 Index fell 18.14%.

As the economy began its downward spiral, no sector was left unscathed and the Consumer Discretionary sector was especially hard hit. Each of the ten economic sectors tracked by Standard & Poor’s fell sharply during the initial market freefall between September 30 and November 20, 2008. The Consumer Discretionary sector was one of the worst performing sectors during this period. Its -42.72% return underperformed the S&P 500 Index, which fell 35.21% over the same time frame.

The economic downturn took a heavy toll on consumers. Housing foreclosures spiked, unemployment rose, access to credit fell dramatically and consumer sentiment plunged. To put this dramatic fall in consumer sentiment into tangible terms, one can look to the Conference Board Consumer Confidence Index, which, since 1968, has surveyed individuals about their optimism over the economy six months forward. This Index plummeted during the first five months of the fiscal period. At the beginning of the fiscal period the Index value was 61.4. By the end of February 2009, the survey value hit an all-time low of 25.3.

As we have seen at times in the past, just as consumer confidence looked like it was headed into the abyss, the market turned suddenly and sharply upward. Shortly after the Conference Board Consumer Confidence Index sank to its lowest level on record in February 2009, the market began a dramatic rally. Between the March 9, 2009 low and the end of the fiscal year, the S&P 500 Index rose 58.25%. Consumer Discretionary industries fared even better than the overall market, with the S&P 1500 Consumer Discretionary Index rising 75.66%. This sector was the fourth best

Management Overview 9

performer of the ten sectors tracked by Standard & Poor’s during this time period.

Consumer confidence rose during this half-year rally, as many came to believe that “The Great Recession” (as some pundits refer to it) appeared to be coming to an end. Historically, the market tends to bottom before a recession is technically over. As the market sank toward its March low, many analysts predicted U.S. Gross Domestic Product would rise in the third quarter of 2009. Equities suddenly rallied sharply in anticipation of a recovery.

Two factors in particular led to the underperformance of the Fund over this fiscal period. First, growth stocks outperformed value stocks. Standard & Poor’s has an index for both growth and value equities. Its S&P 500 Value Index fell 11.43% during fiscal year 2009, while its S&P 500 Growth Index declined only 2.62%. Since ICON follows a value-based investment methodology, the performance disparity between these investing styles dragged on the Fund.

Second, low quality stocks outperformed high quality stocks. At ICON we favor stocks we determine to be of high quality. We generally define high quality issues as those whose management teams have displayed the ability to run their companies in an efficient manner over a long period of time - for ten years when available. It is a quantitative process that assesses consistency in profitability and cost containment, as well as the strength of a company’s balance sheet. During fiscal year 2009, low quality stocks significantly outperformed high quality ones, producing a second performance hurdle for the Fund to overcome.

It is important to note that in response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Q.	How did the Fund’s Composition affect performance?

A.	At ICON we focus on industry selection based on value and relative strength. When we identify industries that have value and which seem to be leading the market higher, we naturally tilt our sector fund toward those industries. We track twenty-four separate and distinct industries within the Consumer Discretionary Fund. Over the past year, over- and

10 Management Overview

underweight industry positions had a significant impact on the Fund’s performance relative to its benchmark.

On the positive side, three industries in particular had a positive impact on Fund performance: automotive retail, department stores and home improvement retail. Combined, these three industries accounted for approximately 10.4% of positive relative performance versus the Fund’s sector-specific benchmark, the S&P 1500 Consumer Discretionary Index.

On the flipside, there were a number of industries that detracted from the Fund’s performance relative to the S&P 1500 Consumer Discretionary Index. The detracting industries included homebuilding, internet retail, apparel retail, computer & electronics retail, housewares & specialties, home furnishings and automobile manufacturing. Combined, these seven industries accounted for approximately 12.9% of negative relative performance versus the Fund’s benchmark.

Investment Outlook

Following the dramatic rally that transpired between March 9 and September 30, 2009, Consumer Discretionary issues closed the fiscal year trading on average at about fair value. Nevertheless, at fiscal year-end we saw upside potential within select Consumer Discretionary stocks. Therefore, while we believe the sector’s upside potential is somewhat limited given the data estimates that go into our model, opportunities for gains do exist, albeit on a selective basis. In our view, the key to garnering profits within the sector lies within discrete stock and industry selection.

Still, several factors could affect the sector’s potential. If earnings forecasts are ratcheted upward and corporate credit spreads continue to narrow (as they have been since they peaked just after Lehman Brothers’ collapse), then value within the Consumer Discretionary sector could grow. This scenario is a possibility in light of the economic turnaround evidently underway as fiscal year 2009 came to a close.

Management Overview 11

ICON Consumer Discretionary Fund
Industry Composition
as of September 30, 2009

Apparel Retail	18.1%
Footwear	11.6%
General Merchandise Stores	10.0%
Household Appliances	9.8%
Apparel Accessories & Luxury Goods	5.9%
Home Improvement Retail	4.2%
Automotive Retail	4.1%
Specialty Stores	3.8%
Department Stores	3.5%
Movies & Entertainment	3.2%
Homebuilding	2.8%
Advertising	2.3%
Personal Products	2.3%
Diversified Support Services	1.8%
Drug Retail	1.8%
Leisure Products	1.3%
Hotels Resorts & Cruise Lines	1.0%
Specialized Consumer Services	1.0%

88.5%

Percentages are based upon common stocks as a percentage of net assets.

ICON Consumer Discretionary Fund
Sector Composition
as of September 30, 2009

Consumer Discretionary	77.1%
Leisure and Consumer Staples	9.6%
Industrials	1.8%

88.5%

ICON Consumer Discretionary Fund
Average Annual Total Return
as of September 30, 2009

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	7/9/97	Ratio*	Ratio*
ICON Consumer Discretionary Fund	-5.01%	-2.85%	1.29%	0.97%	1.38%	1.38%

S&P 1500 Consumer Discretionary Index	0.83%	-1.19%	-0.52%	3.26%	N/A	N/A

S&P Composite 1500 Index	-6.77%	1.38%	0.63%	3.52%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 26, 2009 prospectus for details.

12 Management Overview

ICON Consumer Discretionary Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 13

ICON Consumer Discretionary Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (88.5%)
13,900	America’s Car-Mart, Inc.†	$332,905
13,000	ATC Technology Corp.†	256,880
4,300	Carnival Corp.	143,104
4,400	Coach, Inc.	144,848
4,200	Deckers Outdoor Corp.†	356,370
8,200	Desarrolladora Homex S.A. de C.V. - ADR†(a)	309,796
4,200	Dollar Tree, Inc.†	204,456
5,500	Fossil, Inc.†	156,475
7,100	Gildan Activewear, Inc. - Class A†(a)	140,012
11,200	Guess?, Inc.	414,848
7,800	H&R Block, Inc.	143,364
10,700	Helen of Troy, Ltd.†	207,901
7,400	Jos. A. Bank Clothiers, Inc.†	331,298
5,800	Kohl’s Corp.†	330,890
14,600	Lowe’s Cos., Inc.	305,724
9,300	Macy’s, Inc.	170,097
7,900	Monro Muffler Brake, Inc.	251,141
13,620	Nike, Inc. - Class B(a)	881,214
17,300	Nu Skin Enterprises, Inc. - Class A	320,569
8,800	Omnicom Group, Inc.	325,072
4,500	Polaris Industries, Inc.	183,510
2,900	Ross Stores, Inc.	138,533
15,100	Snap-on, Inc.	524,876
7,650	Staples, Inc.(a)	177,633
26,000	Target Corp.(a)	1,213,680
16,200	The Dress Barn, Inc.†(a)	290,466
10,900	The Home Depot, Inc.(a)	290,376
4,400	The Ryland Group, Inc.(a)	92,708
15,600	The Stanley Works	665,964
9,400	The Walt Disney Co.	258,124
6,700	Time Warner, Inc.	192,826
32,200	TJX Cos., Inc.	1,196,230
7,500	Tractor Supply Co.†	363,150
6,500	Urban Outfitters, Inc.†	196,105
5,400	V.F. Corp.	391,122
6,900	Walgreen Co.(a)	258,543
16,600	Wolverine World Wide, Inc.	412,344

Total Common Stocks (Cost $10,388,662)		12,573,154

Short-Term Investments (16.5%)
$2,343,220	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#	2,343,220

Total Short-Term Investments (Cost $2,343,220)		2,343,220

Mutual Funds (24.2%)
3,439,929	Invesco Aim Liquid Assets Portfolio, 0.28%^	3,439,929

Total Mutual Funds (Cost $3,439,929)		3,439,929
Total Investments 129.2% (Cost $16,171,811)		18,356,303
Liabilities Less Other Assets (29.2)%		(4,151,210)

Net Assets 100.0%		$14,205,093

14 Schedule of Investments

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of September 30, 2009.

^	Investments made with cash collateral received from securities on loan. The rate listed is as of September 30, 2009.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

Schedule of Investments 15

ICENX

Management Overview
ICON Energy Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ended September 30, 2009, the ICON Energy Fund returned -1.73%, outperforming its sector-specific benchmark, the S&P 1500 Energy Index, which lost 14.43%, and its broad benchmark, the S&P Composite 1500 Index, which lost 6.77%.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Fund’s movements were greatly affected by widespread fear of an economic downturn. This fear dominated the broader markets for the first half of the fiscal year. The S&P 1500 Index, for example, reached new lows for the decade on March 9, 2009. As signs emerged that the economic downturn would not materialize into a worst-case scenario (and as signs emerged concurrently that the economy may have bottomed in March), the equity market staged an impressive rally. From March 9 to the end of the fiscal year, the S&P 1500 Index returned 59.91%.

The volatility we experienced in the equity market as a whole likewise played out with the price of crude oil (as it did last year). The spot price of WTI crude was $100.64 at the start of the fiscal year. By December 22, 2008, WTI crude had sold off almost 69% to reach a low of $31.41. The volatility in crude prices continued throughout fiscal year 2009, with prices rising 124.8% to end at $70.61 on September 30, 2009. Over the entire time period the price of oil declined 29.84%. We believe a weak dollar and OPEC production quotas (among several other factors) contributed to the market’s ability to maintain the high price of oil.

It is important to note that in response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Q.	How did the Fund’s composition affect performance?

A.	Three industries in particular contributed positively to the Fund’s performance: oil & gas drilling, oil & gas equipment and services, and

16 Management Overview

coal & consumable fuels. Oil & gas drilling alone added approximately 7% to the Fund’s return, and the Fund’s position in this industry did much to help the Fund outperform its benchmark. Furthermore, while oil & gas drilling actually had a negative return on the benchmark, we were able to generate positive returns within the Fund’s industry holdings. Following our disciplined methodology, we were underweight the industry early in the fiscal year (before the industry lost over 50% of its value) and held a large overweight position in the second half of the fiscal year as the industry rallied.

The Fund’s holdings in integrated oil & gas and oil & gas storage & transportation industries detracted from Fund performance. Nonetheless, in spite of these two industries the Fund was able to perform well relative to both its sector-specific benchmark and the broader market as measured by the S&P 1500.

Q.	What is your investment outlook for the Energy sector?

A.	In spite of the strong rally in the last half of fiscal year 2009, we still see value within the Energy sector. According to our calculations, as of fiscal year-end the sector has an overall value-to-price ratio of 1.10, suggesting that fair value for Energy stocks as a whole is roughly 10% higher than where prices are currently trading. If corporate bond spreads continue to narrow, and analysts increase their forward-earning estimates, we believe there could be additional opportunities within the Energy sector.

ICON Energy Fund
Industry Composition
as of September 30, 2009

Integrated Oil & Gas	29.0%
Oil & Gas Drilling	19.7%
Oil & Gas Equipment & Services	14.2%
Oil & Gas Exploration & Production	12.5%
Coal & Consumable Fuels	4.9%
Oil & Gas Storage & Transportation	4.5%
Independent Power Producers & Energy Traders	3.9%
Industrial Conglomerates	3.4%
Railroads	3.1%
Gas Utilities	1.4%

96.6%

Percentages are based upon common stocks as a percentage of net assets.

ICON Energy Fund
Sector Composition
as of September 30, 2009

Energy	84.8%
Industrials	6.5%
Telecommunication & Utilities	5.3%

96.6%

Management Overview 17

ICON Energy Fund
Average Annual Total Return
as of September 30, 2009

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	11/5/97	Ratio*	Ratio*
ICON Energy Fund	-1.73%	12.64%	18.41%	13.21%	1.16%	1.16%

S&P 1500 Energy Index	-14.43%	10.18%	9.50%	8.43%	N/A	N/A

S&P Composite 1500 Index	-6.77%	1.38%	0.63%	3.16%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 26, 2009 prospectus for details.

ICON Energy Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18 Management Overview

ICON Energy Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (96.6%)
86,700	Alliance Resource Partners LP(a)	$3,143,742
63,100	Apache Corp.	5,794,473
604,900	Atwood Oceanics, Inc.†(a)	21,334,823
201,600	BP PLC - ADR	10,731,168
31,800	BP Prudhoe Bay Royalty Trust(a)	2,373,870
76,300	Burlington Northern Santa Fe Corp.	6,091,029
440,300	Cameco Corp.(a)	12,240,340
156,400	Canadian Natural Resources, Ltd.(a)	10,508,516
343,500	Chesapeake Energy Corp.(a)	9,755,400
208,300	China Petroleum and Chemical Corp. - ADR(a)	17,736,745
357,400	Constellation Energy Group, Inc.	11,569,038
145,900	CSX Corp.	6,107,374
156,400	Diamond Offshore Drilling, Inc.(a)	14,939,328
304,500	ENSCO International, Inc.	12,953,430
445,800	Gazprom - ADR	10,538,712
850,900	Global Industries, Ltd.†	8,083,550
171,500	Golar LNG, Ltd.	1,896,790
426,800	Halliburton Co.	11,574,816
1,050,900	Helix Energy Solutions Group, Inc.†	15,742,482
322,700	Hornbeck Offshore Services, Inc.†(a)	8,893,612
189,200	LUKOIL - ADR	10,377,620
205,700	Marathon Oil Corp.	6,561,830
657,200	Mariner Energy, Inc.†	9,319,096
425,200	Massey Energy Co.	11,858,828
213,500	Matrix Service Co.†	2,320,745
165,500	McDermott International, Inc.†	4,182,185
268,200	Murphy Oil Corp.	15,440,274
786,500	Nabors Industries, Ltd.†	16,437,850
323,000	National Oilwell Varco, Inc.†	13,930,990
235,900	Newfield Exploration Co.†	10,039,904
320,300	Noble Corp.	12,158,588
360,600	NRG Energy, Inc.†(a)	10,165,314
479,700	Occidental Petroleum Corp.	37,608,480
197,300	Oceaneering International, Inc.†	11,196,775

Schedule of Investments 19

Shares or Principal Amount		Value

221,700	ONEOK, Inc.	$8,118,654
265,400	Overseas Shipholding Group, Inc.(a)	9,917,998
151,800	PetroChina Co., Ltd. - ADR	17,267,250
123,200	Petroleo Brasileiro S.A. - ADR	5,654,880
538,900	Pride International, Inc. †(a)	16,404,116
352,800	Repsol YPF S.A. - ADR(a)	9,582,048
442,700	Rowan Cos., Inc.(a)	10,213,089
375,600	San Juan Basin Royalty Trust(a)	6,783,336
300,000	Sasol - ADR(a)	11,436,000
1,071,200	Ship Finance International, Ltd.(a)	13,165,048
161,300	Siemens AG - ADR(a)	14,994,448
424,600	StatoilHydro ASA - ADR	9,570,484
323,800	Tenaris S.A. - ADR(a)	11,533,756
1,270,100	TETRA Technologies, Inc. †(a)	12,307,269
69,700	Transocean, Ltd.†	5,961,441
88,000	Union Pacific Corp.	5,134,800

Total Common Stocks (Cost $435,533,813)		541,652,334

Short-Term Investments (3.2%)
$18,163,502	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#	18,163,502

Total Short-Term Investments (Cost $18,163,502)		18,163,502

Mutual Funds (22.7%)
127,500,610	Invesco Aim Liquid Assets Portfolio, 0.28%^	127,500,610

Total Mutual Funds (Cost $127,500,610)		127,500,610
Total Investments 122.5% (Cost $581,197,925)		687,316,446
Liabilities Less Other Assets (22.5)%		(126,761,219)

Net Assets 100.0%		$560,555,227

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of September 30, 2009.

^	Investment made with cash collateral received from securities on loan. The rate listed is as of September 30, 2009.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

20 Schedule of Investments

 ICFSX

Management Overview
ICON Financial Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Financial Fund lost 26.80% for the fiscal year ended September 30, 2009, lagging its sector-specific benchmark, the S&P 1500 Financials Index, which lost 23.30%, in addition to its broad benchmark, the S&P Composite 1500 Index, which declined 6.77%. Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Financials sector lagged the equity market as a whole as the financial crisis that began last year culminated in a widespread, broad market sell-off in March 2009. Asset write-downs eroded the capital structure of numerous commercial and investment banks, culminating with the collapse of 107 financial institutions - with 11 of these closures reported by the FDIC during September 2009.

The Federal Reserve continued its extraordinary steps to infuse liquidity and stimulate lending during fiscal year 2009. The target for the Federal Funds Rate was lowered from 2.00% to between 0% and 0.25% and the Troubled Asset Relief Program (“TARP”), begun in 2008 under the Bush administration, was handed off to Timothy Geithner under the Obama administration. As the year progressed and the markets improved, several banks began to repay TARP funds they had received earlier.

We believe the volatility experienced by the Fund was a reflection in part of the fear that dominated the broader markets for the first half of the fiscal year. As investors worried about the prospects of a crushing economic downturn, the broad S&P 1500 index reached new lows for the decade on March 9, 2009. Shortly thereafter, however, signs emerged that the economy may have bottomed without the U.S. experiencing the depression many feared and anticipated, and the equity markets rallied. From March 9 to the end of the fiscal year, the S&P 1500 index returned 59.91%. During the same period the ICON Financial Fund gained over 100%.

As is often the case, however, the companies and industries that led the rally off the March 9 low were the laggards prior to March 9, 2009. The Fund was underweight these industries (based on relative strength readings) and we were unable to reallocate quickly enough to capitalize fully on so sudden a rally. To be sure, within the first seven trading days of the rally off the March 9 low, the index was up 46.54% while the Fund

Management Overview 21

was up 28.52%. This seven-day period accounts almost entirely for the Fund’s underperformance relative to the S&P 1500 Financials Index for the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	The ICON Financial Fund was overweight the investment banking & brokerage industries. The Fund benefited from a 12% position in investment banking & brokerage industries versus the 9.5% stake in the S&P 1500 Financials Index. Companies like Goldman Sachs and Morgan Stanley both had notable, positive contributions to Fund performance.

Unfortunately, this favorable performance relative to the benchmark was offset by the Fund’s position in life & health insurance and other diversified financial services. Through the last quarter of 2008 and the first quarter of 2009 we continually looked for a market bottom based on our average market valuation. In accordance with our disciplined system, we rotated into the industries that performed well over those bottoms. Life & health insurance and other diversified financial services both performed well off new lows, but as the short-lived rallies at the end of 2008 faded, industry leadership faded as well. The results weighed on the performance of the fund.

In response to the market conditions of 2008, we took an in depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. Thus, after considerable thought and research, we modified our proprietary formula in the first quarter of 2009 in an effort to more accurately account for this risk. Moving forward with these new calculations, we feel we are now better equipped to handle all types of market conditions.

Q.	What is your investment outlook for the Financials sector?

A.	At fiscal year end we estimated the Financials sector’s value-to-price ratio to be 1.03, meaning prices within the sector are approximately 3% below our estimate of their intrinsic value. We nonetheless believe there are some great opportunities in specific industries within the sector. The life & health insurance industry, for example, has an overall value-to-price ratio of 1.35 and has been a strong leader off the March 9 low. Given the value we see within this industry, the Fund holds an approximately 17.5% position in life & health insurance, compared to the benchmark’s 6.5% weighting.

The Fund will continue to focus on the industries we believe have favorable value-to-price and relative strength ratios. In accordance with

22 Management Overview

our sell discipline, we will pare our positions in these industries if they do not meet our value and relative strength requirements. Having modified our valuation model in an effort to better account for company-specific risk, we hope to be able to navigate the waters of the Financials sector more effectively going forward.

ICON Financial Fund
Industry Composition
as of September 30, 2009

Other Diversified Financial Services	21.1%
Life & Health Insurance	17.7%
Diversified Banks	13.2%
Multi-Line Insurance	9.6%
Investment Banking & Brokerage	7.7%
Consumer Finance	6.4%
Diversified Capital Markets	6.4%
Asset Management & Custody Banks	5.2%
Property & Casualty Insurance	4.6%
Regional Banks	3.3%
Insurance Brokers	2.0%
Mortgage REITs	1.7%
Reinsurance	0.8%

99.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Financial Fund
Sector Composition
as of September 30, 2009

Financial	99.7%

99.7%

ICON Financial Fund
Average Annual Total Return
as of September 30, 2009

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	7/1/97	Ratio*	Ratio*
ICON Financial Fund	-26.80%	-8.33%	2.78%	2.56%	1.22%	1.22%

S&P 1500 Financials Index	-23.30%	-8.80%	-0.72%	1.33%	N/A	N/A

S&P Composite 1500 Index	-6.77%	1.38%	0.63%	3.67%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 26, 2009 prospectus for details.

Management Overview 23

ICON Financial Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

24 Management Overview

ICON Financial Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (99.7%)
54,500	Aflac, Inc.	$2,329,330
103,400	Allianz SE - ADR	1,290,432
179,694	American Capital, Ltd.	580,412
39,000	American Financial Group, Inc.	994,500
24,500	Ameriprise Financial, Inc.	890,085
78,200	Annaly Capital Management, Inc. - REIT	1,418,548
126,300	Apollo Investment Corp.	1,206,165
60,600	Assured Guaranty, Ltd.	1,176,852
36,600	Banco Bilbao Vizcaya Argentaria S.A. - ADR	652,944
96,400	Banco Santander Central Hispano S.A. - ADR	1,556,860
490,500	Bank of America Corp.	8,299,260
36,700	BB&T Corp.	999,708
115,500	BGC Partners, Inc. - Class A	494,340
55,000	Cash America International, Inc.	1,658,800
19,700	Credicorp, Ltd.	1,531,872
35,000	Credit Suisse Group - ADR	1,947,750
65,200	Delphi Financial Group, Inc. - Class A	1,475,476
21,500	Deutsche Bank AG - ADR	1,650,555
73,800	Dollar Financial Corp.†	1,182,276
69,600	Fifth Third Bancorp	705,048
122,100	Genworth Financial, Inc. - Class A	1,459,095
66,800	Horace Mann Educators Corp.	933,196
232,500	ING Groep N.V. - ADR†	4,145,475
111,300	JPMorgan Chase & Co.	4,877,166
43,200	Lincoln National Corp.	1,119,312
34,300	Loews Corp.	1,174,775
15,900	M&T Bank Corp.	990,888
46,400	MetLife, Inc.	1,766,448
190,400	National Financial Partners Corp.†	1,660,288
92,800	Protective Life Corp.	1,987,776
45,000	Prudential Financial, Inc.	2,245,950
13,300	Reinsurance Group of America, Inc.	593,180
138,600	SLM Corp.†	1,208,592
29,200	StanCorp Financial Group, Inc.	1,178,804
29,900	State Street Corp.	1,572,740
41,400	Sun Life Financial, Inc.	1,293,336
23,600	The Allstate Corp.	722,632
31,400	The Goldman Sachs Group, Inc.	5,788,590
76,300	The Hartford Financial Services Group, Inc.	2,021,950
33,000	U.S. Bancorp	721,380
88,600	UBS AG - ADR†	1,622,266
53,400	Unum Group	1,144,896
226,500	Wells Fargo & Co.	6,382,770
49,600	World Acceptance Corp.†	1,250,416
109,000	XL Capital, Ltd. - Class A	1,903,140

Total Common Stocks (Cost $59,705,948)		81,806,274

Schedule of Investments 25

Shares or Principal Amount		Value

Short-Term Investments (0.5%)
$390,725	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#	$390,725

Total Short-Term Investments (Cost $390,725)		390,725
Total Investments 100.2% (Cost $60,096,673)		82,196,999
Liabilities Less Other Assets (0.2)%		(129,712)

Net Assets 100.0%		$82,067,287

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of September 30, 2009.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

26 Schedule of Investments

ICHCX

Management Overview
ICON Healthcare Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ended September 30, 2009, the Fund’s sector-specific benchmark, the S&P 1500 Health Care Index, dropped 3.97%, and its broad benchmark, the S&P Composite 1500 Index, lost 6.77%. The ICON Healthcare Fund trailed both benchmarks, depreciating 8.90% during the same period.

Q.	What primary factors were behind the Fund’s relative performance?

A.	This fiscal year began where last fiscal year ended - with a market freefall brought on by factors that included a weakening global economy, credit fears, and the failure of several large financial institutions. The initial decline, however, was soon followed by one of the most rapid recoveries in recent decades.

As a traditionally defensive sector, Health Care was slightly less volatile than the broad market. The sector weathered the sharp declines of the first two quarters better than the broad market. Coming off the rally that followed the March 9 low, however, Health Care failed to keep pace with the surge of Financial, Technology, and Commodity-based securities. Consequently, from March 9, 2009 through the end of the fiscal year, the broad market outperformed the Health Care sector by 24.5%.

The sector was pulled into the spotlight this year as Congress moved forward on Health Care reform. Divisive issues, including the public insurance option, created a more volatile environment for industries like managed health care and health insurance providers. Most industries, however, fared much better and were relatively unaffected by the hype and fears coming out of Washington.

It is important to note that in response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Management Overview 27

Q.	How did the Fund’s composition affect performance?

A.	The ICON investment strategy directs us to weight industries based on our estimation of their value and relative strength. Our funds are tilted towards industries (and, ultimately, securities) that have outperformed the broad market over the previous six months, and which we identify as being priced below fair value.

The managed health care industry was the largest detractor to the Healthcare Fund and our position in this industry was a significant factor in the Fund’s underperforming its benchmark. Despite strong valuation numbers, the industry took a sharp plunge in the last weeks of the fiscal year as fear over Congressional reforms spooked investors. Our overweight position in the industry created a 3.39% decline in performance relative to the benchmark. Biotechnology and life sciences tools & services also produced returns lagging those of the benchmark. Together, these three industries accounted for an 8.08% lag off the S&P 1500 Health Care Composite Index.

On the positive side, pharmaceuticals, health care equipment, and health care facilities were the largest contributors to the Fund, together generating approximately 5.22% in positive returns relative to the sector benchmark. Industry mid-cap stocks in particular seemed to perform well during this turbulent market.

Q.	What is your investment outlook for the Healthcare sector?

A.	As fiscal year 2009 ends, ICON’s methodology suggests the Health Care sector leads all other sectors in terms of value. Our calculations indicate the Health Care sector continues to have significant upside, trading at a 21% discount to our measurement of intrinsic value. In addition, the sector continues to show leadership in the market, as reflected in its strong relative strength values.

The pharmaceuticals industry continues to show strong value potential and remains the Fund’s most heavily weighted industry. We believe health care distributors and health care services are also priced well below intrinsic value. The combination of value and strong relative performance within health care distributors and health care services make these attractive industries as we head into fiscal year 2010.

28 Management Overview

ICON Healthcare Fund
Industry Composition
as of September 30, 2009

Pharmaceuticals	47.2%
Health Care Services	15.4%
Health Care Distributors	12.9%
Life & Health Insurance	8.8%
Health Care Equipment	4.8%
Managed Health Care	4.7%
Life Sciences Tools & Services	3.6%
Industrial Gases	0.8%

98.2%

Percentages are based upon common stocks as a percentage of net assets.

ICON Healthcare Fund
Sector Composition
as of September 30, 2009

Health Care	86.6%
Financial	10.8%
Materials	0.8%

98.2%

ICON Healthcare Fund
Average Annual Total Return
as of September 30, 2009

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	2/24/97	Ratio*	Ratio*
ICON Healthcare Fund	-8.90%	1.71%	8.12%	7.63%	1.25%	1.25%

S&P 1500 Health Care Index	-3.97%	2.17%	2.77%	5.64%	N/A	N/A

S&P Composite 1500 Index	-6.77%	1.38%	0.63%	4.39%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 26, 2009 prospectus for details.

Management Overview 29

ICON Healthcare Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

30 Management Overview

ICON Healthcare Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (98.2%)
51,300	Aetna, Inc.	$1,427,679
45,700	Aflac, Inc.	1,953,218
70,900	Air Methods Corp.†	2,309,213
11,200	Air Products & Chemicals, Inc.	868,896
67,300	Allergan, Inc.	3,819,948
148,000	Amerisource-Bergen Corp.	3,312,240
25,300	Baxter International, Inc.	1,442,353
25,600	Bayer AG - ADR(a)	1,781,760
103,600	Bristol-Myers Squibb Co.	2,333,072
60,400	Cardinal Health, Inc.	1,618,720
77,000	Catalyst Health Solutions, Inc.†	2,244,550
96,500	CIGNA Corp.	2,710,685
15,400	Covance, Inc.†(a)	833,910
49,000	Endo Pharmaceuticals Holdings, Inc.†	1,108,870
45,000	Express Scripts, Inc.†	3,491,100
33,800	Henry Schein, Inc.†(a)	1,855,958
28,500	Humana, Inc.†	1,063,050
64,600	Integra LifeSciences Holdings Corp.†(a)	2,206,090
110,200	Inventiv Health, Inc.†	1,843,646
186,500	Johnson & Johnson, Inc.	11,355,985
36,200	Laboratory Corp. of America Holdings†(a)	2,378,340
54,200	Lincoln National Corp.	1,404,322
56,400	McKesson Corp.	3,358,620
85,000	Medco Health Solutions, Inc.†	4,701,350
135,200	Medicis Pharmaceutical Corp. - Class A	2,886,520
45,400	Medtronic, Inc.	1,670,720
187,500	Merck & Co., Inc.(a)	5,930,625
72,900	MetLife, Inc.(a)	2,775,303
118,600	Mylan Laboratories, Inc.†(a)	1,898,786
24,200	Novartis AG - ADR	1,219,196
174,100	Par Pharmaceutical Cos., Inc.†	3,744,891
152,900	PAREXEL International Corp.†	2,077,911
88,800	Patterson Cos., Inc.†	2,419,800
51,700	Perrigo Co.	1,757,283
494,700	Pfizer, Inc.(a)	8,187,285
72,200	Prudential Financial, Inc.	3,603,502
77,900	PSS World Medical, Inc.†(a)	1,700,557
35,100	Sanofi-Aventis S.A. - ADR(a)	1,296,945
25,100	Thermo Electron Corp.†	1,096,117

Schedule of Investments 31

Shares or Principal Amount		Value

133,000	Watson Pharmaceutical, Inc.†(a)	$4,873,120

Total Common Stocks (Cost $92,956,611)		108,562,136

Short-Term Investments (4.2%)
$4,599,839	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#	4,599,839

Total Short-Term Investments (Cost $4,599,839)		4,599,839
Mutual Funds (27.9%)
30,909,293	Invesco Aim Liquid Assets Portfolio, 0.28%^	30,909,293

Total Mutual Funds (Cost $30,909,293)		30,909,293
Total Investments 130.3% (Cost $128,465,743)		144,071,268
Liabilities Less Other Assets (30.3)%		(33,465,839)

Net Assets 100.0%		$110,605,429

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of September 30, 2009.

^	Investment made with cash collateral received from securities on loan. The rate listed is as of September 30, 2009.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

32 Schedule of Investments

ICTRX

Management Overview
ICON Industrials Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Industrials Fund lost 21.25% for the fiscal year ended September 30, 2009, while its sector-specific benchmark, the S&P 1500 Industrials Index, lost 12.12%, and the S&P Composite 1500 Index lost 6.77%. Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	We utilize a two-part investment process that relies on aggregated company-specific valuations and relative strength measurements to aid in our industry rotation methodology. In response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Going into calendar year 2009, we saw bargains in virtually every segment of the equity market, including the Industrials sector. The Fund was thus fully invested and heavily concentrated within a few industries that reflected strong combinations of value & relative strength according to our calculations. Unfortunately, fears about the economy and consumer demand disconnected equity prices from their fundamentals and the market continued its free-fall. The S&P 1500 Industrials Index lost more than 34% between December 31, 2008 and March 9, 2009. The Fund’s industry allocations, which initially looked so promising, underperformed the benchmark during this two month period.

The Industrials sector followed suit with the rest of the market and bottomed out on March 9, 2009. Between March 9 and September 30, however, the S&P 1500 Industrials Index rallied over 76% as the credit crisis began to abate & economic fears subsided. While the ICON Industrials Fund participated in this rally, producing a 70.6% return, the Fund lagged its benchmark by over 500 basis points.

At ICON we combine our value calculation with a relative strength component to help ensure we are investing in industries that are trading at a discount to fair value and performing well within the marketplace.

Management Overview 33

Over the long run, relative strength has been a critical part of our investment methodology. Nonetheless, accurately gauging relative strength is especially challenging during the market volatility we experienced in fiscal year 2009. The rally off the March 9 low was unusual in that stocks with very low relative strength readings proved to be market leaders during the upturn. The Industrials sector was a prime example of this, as the lowest quintile of relative strength readings returned over 134% while the highest quintile of relative strength readings produced only a 17% return from March 9 to September 30, 2009. This complete industry based theme reversal proved to be especially challenging for the ICON Industrials Fund.

Q.	How did the Fund’s composition affect performance?

A.	On an industry basis, only two industries within the S&P 1500 Industrials Index produced positive returns during fiscal year 2009: heavy electrical equipment and human resource & employment services. This created a challenge for the Fund as positive returns within the sector were scarce. Seven industries positively contributed to the Fund’s returns during fiscal year 2009: marine, aerospace & defense, commercial printing, industrial machinery, heavy electrical equipment, construction & engineering, and diversified support services.

In contrast, 19 industries produced negative returns within the S&P 1500 Industrials Index during fiscal year 2009. The Fund’s industry-based negative returns ranged from -1.88% in industrial machinery to a -46.98% return in the building products industry. This statistic reflects the overall breadth of the sell-off within the Industrials sector. The five industries that detracted most from performance in fiscal year 2009 were: airlines, railroads, air freight & logistics, building products, and trucking.

Q.	What is your investment outlook for the Industrials sector?

A.	At the close of the fiscal year, the Industrials sector was the fifth most undervalued of the nine sectors we track, with a value-to-price ratio of 1.09. Additionally, this valuation was very broad, as 15 of the 22 industries that we track within the Industrials sector were trading at a discount to our calculation of intrinsic value. We will continue to closely monitor valuations at the company level as the Industrials sector is heavily tied to the economic cycle. We believe a strengthening economy will help industrial-based companies produce positive future earnings growth. This, in turn, should provide the ICON Industrials Fund with opportunities in the year ahead.

34 Management Overview

ICON Industrials Fund
Industry Composition
as of September 30, 2009

Aerospace & Defense	25.9%
Industrial Conglomerates	23.2%
Railroads	13.8%
Industrial Machinery	10.9%
Airlines	6.7%
Marine	2.9%
Trading Companies & Distributors	2.9%
Construction & Farm Machinery & Heavy Trucks	2.5%
Construction & Engineering	2.0%
Electrical Components & Equipment	1.9%
Air Freight & Logistics	1.7%
Office Services & Supplies	1.7%
Diversified Commercial & Professional Services	1.5%
Heavy Electrical Equipment	0.8%
Diversified Support Services	0.6%

99.0%

Percentages are based upon common stocks as a percentage of net assets.

ICON Industrials Fund
Sector Composition
as of September 30, 2009

Industrials	99.0%

99.0%

ICON Industrials Funds
Average Annual Total Return
as of September 30, 2009

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	5/9/97	Ratio*	Ratio*
ICON Industrials Fund	-21.25%	0.59%	1.36%	2.10%	1.25%	1.25%

S&P 1500 Industrials Index	-12.12%	0.72%	1.80%	3.83%	N/A	N/A

S&P Composite 1500 Index	-6.77%	1.38%	0.63%	4.30%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 26, 2009 prospectus for details.

Management Overview 35

ICON Industrials Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

36 Management Overview

ICON Industrials Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (99.0%)
40,000	3M Co.	$2,952,000
50,000	A-Power Energy Generation Systems, Ltd.†	538,500
52,800	Alaska Air Group, Inc.†	1,414,512
10,300	AMETEK, Inc.	359,573
20,000	ATC Technology Corp.†	395,200
70,000	BE Aerospace, Inc.†(a)	1,409,800
30,000	Burlington Northern Santa Fe Corp.	2,394,900
25,000	Caterpillar, Inc.(a)	1,283,250
20,000	Cintas Corp.(a)	606,200
14,200	Copart, Inc.†	471,582
30,000	Crane Co.(a)	774,300
55,000	CSX Corp.	2,302,300
10,000	Cummins, Inc.	448,100
15,000	Danaher Corp.	1,009,800
30,000	Dover Corp.	1,162,800
12,000	Eaton Corp.	679,080
20,000	Foster Wheeler AG†	638,200
15,000	GATX Corp.(a)	419,250
20,000	General Dynamics Corp.	1,292,000
600,000	General Electric Co.(a)	9,852,000
20,000	Harsco Corp.(a)	708,200
55,000	Honeywell International, Inc.	2,043,250
10,000	Hubbell, Inc. - Class B	420,000
30,000	Ingersoll-Rand PLC	920,100
8,000	Jacobs Engineering Group, Inc.†	367,600
35,000	Kirby Corp.†	1,288,700
8,000	L-3 Communications Holdings, Inc.	642,560
19,000	Lockheed Martin Corp.	1,483,520
30,000	Middleby Corp.†	1,650,300
150,000	Navios Maritime Holdings, Inc.	736,500
50,000	Norfolk Southern Corp.	2,155,500
10,000	Northrop Grumman Corp.(a)	517,500
15,000	Parker Hannifin Corp.	777,600
30,000	Pitney Bowes, Inc.(a)	745,500
10,000	Precision Castparts Corp.	1,018,700
25,000	Raytheon Co.	1,199,250
110,000	Republic Airways Holdings, Inc.†	1,026,300
25,000	Rockwell Collins, Inc.	1,270,000
20,000	Siemens AG - ADR(a)	1,859,200
80,000	SkyWest, Inc.	1,326,400
100,000	Southwest Airlines Co.(a)	960,000
21,800	Sykes Enterprises, Inc.†	453,876
35,000	The Boeing Co.(a)	1,895,250
20,000	Tutor Perini Corp.†	426,000
50,000	Tyco International, Ltd.	1,724,000

Schedule of Investments 37

Shares or Principal Amount		Value

50,000	Union Pacific Corp.	$2,917,500
15,000	United Parcel Service, Inc. - Class B(a)	847,050
90,000	United Technologies Corp.	5,483,700
25,000	UTi Worldwide, Inc.	362,000
18,000	W.W. Grainger, Inc.	1,608,480
24,100	Woodward Governor Co.	584,666

Total Common Stocks (Cost $67,899,430)		69,822,549

Short-Term Investments (0.4%)
$307,279	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#	$307,279

Total Short-Term Investments (Cost $307,279)		307,279

Mutual Funds (29.3%)
20,636,150	Invesco Aim Liquid Assets Portfolio, 0.28%^	20,636,150

Total Mutual Funds (Cost $20,636,150)		20,636,150
Total Investments 128.7% (Cost $88,842,859)		90,765,978
Liabilities Less Other Assets (28.7)%		(20,230,734)

Net Assets 100.0%		$70,535,244

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of September 30, 2009.

^	Investment made with cash collateral received from securities on loan. The rate listed is as of September 30, 2009.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

38 Schedule of Investments

ICTEX

Management Overview
ICON Information Technology Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The Fund underperformed its benchmark for the fiscal year ended September 30, 2009. The Fund declined 0.89%, while its benchmarks, the S&P 1500 Information Technology Composite Index and the NASDAQ Composite Index, rose 8.56% and 2.55%, respectively. The Fund did, however, outperform the broad index, the S&P Composite 1500, which fell 6.77% for the fiscal year.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	The past year in the U.S. equity market was marked by two phases: the continuation of the market crash due to the recession and the subprime housing crisis, and the rapid recovery off the March 9, 2009 low. During the first half of the fiscal year, recession fears, the failure of several large financial institutions, and a troubled housing market fueled a massive sell-off in equities. Between October 1, 2008 and March 9, 2009, the S&P Composite 1500 Index fell 41.69%.

As the market rebounded in March, the Technology sector fully participated in the rally. The S&P 1500 Info Tech Index rose 70.53% off the market bottom through the end of the fiscal year, outperforming the broad market by over 10%. With the rapid, emotional sell-off of cyclical stocks in the early part of the year, the ICON valuation system was able to identify plenty of bargains. At the time of the market bottom, 15 out of the 16 industries we follow in the Information Technology sector showed value, and the sector as a whole was seen to be 38% undervalued. The Fund participated in the market recovery, slightly beating its sector benchmark during that period. By year end, however, the Fund fell just short of recovering the losses experienced in the first half of the year.

With the dramatic shift in the market, industry leadership had a higher turnover rate than usual. The internet software & services and semiconductors industries fared better than the rest of the technology index through the down-market of the first half of the year, while electronic manufacturing services & components as well as computer storage & peripherals led the sector through the rally. These sharp shifts in industry leadership contributed significantly to the Fund’s negative performance relative to its sector benchmark.

Management Overview 39

It is important to note that in response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Q.	How did the Fund’s composition affect performance?

A.	Large-cap names led the Fund in performance this year. Large computer hardware manufacturers, such as Apple and IBM, as well as other technology giants like Google and Oracle, all contributed at least 1% in total portfolio returns. The Fund’s overweight positions in these large-cap stocks produced excess returns of approximately 3% above the S&P 1500 Information Technology Composite Index.

On an Industry basis, three industries produced significant gains for the Fund relative to its sector-specific benchmark: computer hardware, electronic manufacturing services, and electronic components. Together they produced gains of approximately 11.20% over the benchmark.

The Fund’s performance relative to its benchmark was most negatively impacted by four industries: IT consulting & services, semiconductors, computer storage & peripherals, and communications equipment. The fund’s overweight position in these industries accounted for a 15.55% decrease in performance relative to the benchmark.

Q.	What is your investment outlook for the Information Technology Sector.

A.	As this volatile 12-month period in the U.S. equity market comes to a close, the fear and pessimism that dominated the earlier part of the year have receded and a strong rally is in effect. Even with the gains off the March 9 low to fiscal year-end reaching over 70% in the Info Tech sector, we continue to see value in the sector. Six out of the 16 industries we follow show value-to-price ratios of more than 1.10 with four of those having a six-month relative strength above that of the broad market.

As stock prices have appreciated toward fair value, we continue to monitor valuations at the company level. Although long-term growth rates may decrease and this rally may slow, we continue to believe Information Technology is an attractive sector for our investors with its diversity of businesses and strong growth potential.

40 Management Overview

ICON Information Technology Fund
Industry Composition
as of September 30, 2009

Computer Hardware	27.3%
Systems Software	18.3%
Data Processing & Outsourced Services	12.3%
Internet Software & Services	9.9%
Technology Distributors	8.0%
Communications Equipment	4.9%
Electronic Manufacturing Services	3.7%
IT Consulting & Other Services	3.3%
Computer Storage & Peripherals	2.2%
Application Software	1.7%
Electronic Components	1.1%
Office Electronics	1.1%

93.8%

Percentages are based upon common stocks as a percentage of net assets.

ICON Information Technology Fund
Sector Composition
as of September 30, 2009

Information Technology	93.8%

93.8%

ICON Information Technology Fund
Average Annual Total Return
As of September 30, 2009

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	2/19/97	Ratio*	Ratio*
ICON Information Technology Fund	-0.89%	-0.28%	0.65%	6.61%	1.24%	1.24%

S&P 1500 Information Technology Index	8.56%	3.94%	-4.03%	4.11%	N/A	N/A

NASDAQ Composite Index	2.55%	3.13%	-1.96%	4.13%	N/A	N/A

S&P Composite 1500 Index	-6.77%	1.38%	0.63%	4.36%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 26, 2009 prospectus for details.

Management Overview 41

ICON Information Technology Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

42 Management Overview

ICON Information Technology Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (93.8%)
31,300	Accenture PLC	$1,166,551
47,600	Amdocs, Ltd.†	1,279,488
33,900	Apple, Inc.†	6,284,043
28,700	Arrow Electronics, Inc.†	807,905
49,000	Avnet, Inc.†	1,272,530
164,100	Brightpoint, Inc.†	1,435,875
247,000	Cisco Systems, Inc.†	5,814,380
39,400	Cognizant Technology Solutions Corp.†	1,523,204
34,200	Computer Sciences Corp.†(a)	1,802,682
94,000	Convergys Corp.†	934,360
128,100	Dell, Inc.†	1,954,806
55,300	Diebold, Inc.	1,821,029
25,400	eBay, Inc.†	599,694
41,700	Fidelity National Information Services, Inc.(a)	1,063,767
68,000	Fiserv, Inc.†	3,277,600
170,700	Flextronics International, Ltd.†	1,273,422
18,000	Google, Inc. - Class A†	8,925,300
205,300	Heartland Payment Systems, Inc.	2,978,903
188,400	Hewlett-Packard Co.	8,894,364
174,700	Insight Enterprises, Inc.†	2,133,087
104,500	International Business Machines Corp.	12,499,245
149,000	Jabil Circuit, Inc.	1,998,090
5,100	Mastercard, Inc. - Class A(a)	1,030,965
704,300	Microsoft Corp.	18,234,327
39,600	Multi-Fineline Electronix, Inc.†	1,136,916
83,800	NCR Corp.†	1,158,116
171,400	Oracle Corp.	3,571,976
43,700	Rogers Corp.†(a)	1,309,689
40,400	SAP AG - ADR(a)	1,974,348
33,000	Sohu.com, Inc.†(a)	2,269,740
80,000	SYNNEX Corp.†(a)	2,438,400
35,500	Tech Data Corp.†(a)	1,477,155
104,700	TeleTech Holdings, Inc.†	1,786,182
25,300	Visa, Inc. - Class A(a)	1,748,483
71,800	Western Digital Corp.†(a)	2,622,854
169,000	Xerox Corp.	1,308,060

Total Common Stocks (Cost $90,326,912)		111,807,536

Short-Term Investments (5.3%)
$6,369,347	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#	6,369,347

Total Short-Term Investments (Cost $6,369,347)		6,369,347

Schedule of Investments 43

Shares or Principal Amount		Value

Mutual Funds (12.2%)
14,595,757	Invesco Aim Liquid Assets Portfolio, 0.28%^	$14,595,757

Total Mutual Funds (Cost $14,595,757)		14,595,757
Total Investments 111.3% (Cost $111,292,016)		132,772,640
Liabilities Less Other Assets (11.3)%		(13,523,045)

Net Assets 100.0%		$119,249,595

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of September 30, 2009.

^	Investment made with cash collateral received from securities on loan. The rate listed is as of September 30, 2009.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

44 Schedule of Investments

 ICLEX

Management Overview
ICON Leisure And Consumer Staples Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Leisure and Consumer Staples Fund lost 0.64% for the fiscal year ended September 30, 2009. The Fund thus underperformed one of its sector-specific benchmarks, the S&P 1500 Consumer Discretionary Index, which returned 0.83%, but outperformed its other sector specific benchmark, the S&P 1500 Consumer Staples Index, which lost 4.43%. Although neither index is an ideal comparison, together they provide a suitable reference for the Fund’s overall performance in its sectors.

The Fund outperformed its broad benchmark, the S&P Composite 1500 Index, which lost 6.77% over the same period. Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The market in 2009 can be divided into two segments: (i) the continuation of the market crash due to the recession and housing crisis; and (ii) the sharp rebound and recovery period through the second half of the year. Unprecedented market volatility made it difficult for the Fund to capitalize on ICON’s ability to identify themes. The VIX, an index which measures volatility as it relates to option pricing, entered the fiscal year near an all time high and continued to reach unprecedented levels through the first half of the year.

Throughout the market crash of the first half of the year, consumer staples industries, such as brewers, tobacco, and drug retail weathered the market better than those in the Consumer Discretionary sector. As soon as the market rebounded off the March low, however, leisure industries such as hotels resorts & cruise lines and casinos & gaming led the recovery. These sharp theme reversals had an adverse affect on Fund performance, as we had difficulty identifying clear and consistent leadership within this volatile environment.

It is important to note that in response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving

Management Overview 45

forward, we feel we are now better equipped to handle all types of market conditions.

Q.	How did the Fund’s composition affect performance?

A.	Five industries contributed significantly to the Fund: soft drinks, cable & satellite, publishing, hotels resorts & cruise lines, and movies & entertainment. Combined, they contributed approximately 13.22% to the Fund’s return. The ICON system was able to identify these industries as being significantly undervalued around the time of the market bottom, and overweight positions allowed the Fund to take advantage of their leadership through the rally.

The Fund’s largest detractors included tobacco, specialty stores, and casinos & gaming. Tobacco companies including Altria and Reynolds American failed to keep up with the rally off the market bottom, detracting from the performance relative to the index. Also detracting from the relative performance were some casino & gaming stocks, which were sold out of the Fund just before the market rebound based on our relative strength sell discipline.

Q.	What is your investment outlook for the Leisure and Consumer Staples sector?

A.	At fiscal year end, we measure the Leisure and Consumer Staples sector to be trading with a value-to-price ratio of 1.14, indicating significant upside potential. We continue to be fully invested in the market, but remain cognizant of the appreciation of the sector towards its fair value and potentially becoming overpriced.

The Fund will continue to focus on the industries we determine have favorable value-to-price and relative strength ratios. Heading into the new fiscal year the Fund has notable positions in personal products, movies & entertainment, and cable & satellite.

46 Management Overview

ICON Leisure and Consumer Staples Fund
Industry Composition
as of September 30, 2009

Movies & Entertainment	21.8%
Packaged Foods & Meats	18.1%
Personal Products	12.3%
Soft Drinks	8.4%
Tobacco	8.1%
Cable & Satellite	7.7%
Drug Retail	7.6%
Household Products	5.9%
Publishing	2.9%
Distillers & Vintners	2.3%
Hotels Resorts & Cruise Lines	2.3%
Brewers	1.5%
Agricultural Products	0.8%

99.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Leisure and Consumer Staples Fund
Sector Composition
as of September 30, 2009

Leisure and Consumer Staples	95.0%
Materials	2.4%
Consumer Discretionary	2.3%

99.7%

ICON Leisure and Consumer Staples Fund
Average Annual Total Return
As of September 30, 2009

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	5/9/97	Ratio*	Ratio*
ICON Leisure and Consumer Staples Fund	-0.64%	-0.05%	5.16%	6.74%	1.46%	1.46%

S&P 1500 Consumer Discretionary Index	0.83%	-1.19%	-0.52%	3.85%	N/A	N/A

S&P 1500 Consumer Staples Index	-4.43%	6.37%	4.45%	5.30%	N/A	N/A

S&P Composite 1500 Index	-6.77%	1.38%	0.63%	4.30%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 26, 2009 prospectus for details.

Management Overview 47

ICON Leisure and Consumer Staples Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

48 Management Overview

ICON Leisure And Consumer Staples Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (99.7%)
14,500	Altria Group, Inc.	$258,245
30,000	Avon Products, Inc.(a)	1,018,800
7,900	Campbell Soup Co.	257,698
18,100	Carnival Corp.	602,368
18,100	Central European Distribution Corp.†	592,956
57,600	Coca-Cola Enterprises, Inc.(a)	1,233,216
4,700	Colgate-Palmolive Co.	358,516
69,000	Comcast Corp. - Class A	1,165,410
11,900	ConAgra Foods, Inc.	257,992
7,300	Corn Products International, Inc.(a)	208,196
29,800	CVS Caremark Corp.	1,065,052
13,600	DISH Network Corp. - Class A†	261,936
6,400	Energizer Holdings, Inc.†	424,576
19,400	Herbalife, Ltd.	635,156
9,900	Hormel Foods Corp.(a)	351,648
10,300	Kellogg Co.	507,069
13,000	Kimberly-Clark Corp.	766,740
35,200	Kraft Foods, Inc. - Class A	924,704
2,800	Lorillard, Inc.	208,040
5,700	Meredith Corp.	170,658
7,800	Molson Coors Brewing Co. - Class B	379,704
48,300	Nu Skin Enterprises, Inc. - Class A	894,999
16,500	PepsiCo, Inc.	967,890
22,400	Philip Morris International, Inc.	1,091,776
28,100	Rentrak Corp.†	501,866
46,200	Sara Lee Corp.(a)	514,668
20,200	Smithfield Foods, Inc.†	278,760
21,100	The DIRECTV Group, Inc.†(a)	581,938
7,500	The Estee Lauder Cos., Inc. - Class A	278,100
20,900	The Hain Celestial Group, Inc.†	400,653
9,900	The J.M. Smucker Co.	524,799
67,470	The Walt Disney Co.	1,852,726
17,500	Thomson Reuters Corp.(a)	587,475
22,875	Time Warner Cable, Inc.†	985,684
42,766	Time Warner, Inc.(a)	1,230,805
24,000	Unilever N.V.	692,640
13,200	Universal Corp.(a)	552,024
11,400	USANA Health Sciences, Inc.†(a)	388,854
30,000	Viacom, Inc. - Class B†	841,200
24,200	Walgreen Co.(a)	906,774
18,600	World Wrestling Entertainment, Inc. - Class A	260,586

Total Common Stocks (Cost $23,758,272)		25,982,897
Mutual Funds (24.3%)
6,338,888	Invesco Aim Liquid Assets Portfolio, 0.28%^	6,338,888

Total Mutual Funds (Cost $6,338,888)		6,338,888
Total Investments 124.0% (Cost $30,097,160)		32,321,785
Liabilities Less Other Assets (24.0)%		(6,248,044)

Net Assets 100.0%		$26,073,741

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

^	Investment made with cash collateral received from securities on loan. The rate listed is as of September 30, 2009.

(a)	All or a portion of the security was on loan as of September 30, 2009.

Schedule of Investments 49

ICBMX

Management Overview
ICON Materials Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Materials Fund lost 7.87% for the fiscal year ended September 30, 2009, while its sector-specific benchmark, the S&P 1500 Materials Index, lost 3.48%, and the S&P Composite 1500 Index lost 6.77%. Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	We utilize a two-part investment process that relies on aggregated company-specific valuations and relative strength measurements to aid in our industry rotation methodology. In response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Going into calendar year 2009, we saw bargains in virtually every segment of the equity market, including the Materials sector. Because we saw value in the sector, the Fund was fully invested and heavily concentrated within a few industries we believed reflected strong combinations of value and relative strength. Unfortunately, fears about the economy and consumer demand disconnected equity prices from their underlying fundamentals and the market continued its freefall, with the S&P 1500 Materials Index losing over 22% in little more than two months between December 31, 2008 and March 9, 2009. While the Fund’s holdings were distributed where we thought we saw the most value, the Fund nonetheless underperformed the benchmark during this time period.

The Materials sector, along with much of the rest of the market, bottomed out on March 9, 2009. Between March 9 and fiscal year-end, the S&P 1500 Materials Index rallied 79.1% as the credit crisis began to abate and economic fears subsided. While the ICON Materials Fund participated in this rally, producing a 75.8% return, the Fund lagged its sector-specific benchmark by over 300 basis points.

At ICON we combine our value calculation with a relative strength component in an effort to ensure we are investing in industries that are both trading at a discount to fair value and performing well within the

50 Management Overview

marketplace. Relative strength is a critical part of our investment methodology, but it can be problematic during times of extreme market volatility. The rally off the March 9 low has proven to be especially volatile and stocks that had low relative strength readings became market leaders during this rally. The Materials sector was a prime example of this inverse relative strength relationship, as the lowest quintile of relative strength readings returned over 245% while the highest quintile of relative strength readings produced only a 30.5% return from March 9 to September 30. This complete industry-based theme reversal proved to be especially challenging for the ICON Materials Fund.

Q.	How did the Fund’s composition affect performance?

A.	On an industry basis, only six of the 14 industries within the S&P 1500 Materials Index produced positive returns during fiscal year 2009. Additionally, returns were distributed across a wide range with the best performing industry, diversified metals & mining, producing a positive 20.1% return while the worst performing industry, aluminum, produced a negative 40.9% return. This created a very challenging environment for the ICON Materials Fund, as positive returns were hard to come by. Looking at the Materials Fund, the top five contributing industries during fiscal year 2009 were steel, diversified metals & mining, industrial gases, specialty chemicals, and paper products.

Eight industries produced negative returns within the S&P 1500 Materials Index during fiscal year 2009. Within the ICON Materials Fund, industry-based negative returns ranged from -4.7% in metal & glass containers to a -56.5% return in the trucking industry. This statistic reflects the strong sell-off during fiscal year 2009 within certain industries. The five industries that detracted most from performance in fiscal year 2009 are diversified chemicals, railroads, building products, metal & glass containers, and trucking.

Q.	What is your investment outlook for the Materials sector?

A.	At the close of the fiscal year, the Materials sector had a value to price ratio of 1.03. Under the ICON methodology, this calculation indicates we see approximately 3% more upside before prices come into line with intrinsic value. As one of the more cyclical-themed sectors within our fund family, Materials valuations are significantly tied to expectations of future economic growth. Should we continue to see improvements in the economy, we anticipate value becoming an upwardly moving target, with stock prices chasing value as analysts’ earnings expectations continue to increase. Consistent with our disciplined investment methodology, future allocations within the Materials Fund will be based on our ability to find industries with strong combinations of both value and relative strength.

Management Overview 51

ICON Materials Fund
Industry Composition
as of September 30, 2009

Specialty Chemicals	16.9%
Diversified Chemicals	15.6%
Industrial Gases	12.4%
Steel	11.1%
Fertilizers & Agricultural Chemicals	7.2%
Diversified Metals & Mining	6.7%
Paper Packaging	6.7%
Metal & Glass Containers	5.5%
Gold	4.8%
Railroads	4.5%
Commodity Chemicals	2.3%
Oil & Gas Drilling	1.6%
Marine	1.3%

96.6%

Percentages are based upon common stocks as a percentage of net assets.

ICON Materials Fund
Sector Composition
as of September 30, 2009

Materials	87.0%
Industrials	5.8%
Energy	3.8%

96.6%

ICON Materials Fund
Average Annual Total Return
as of September 30, 2009

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	5/5/97	Ratio*	Ratio*
ICON Materials Fund	-7.87%	7.72%	6.27%	2.74%	1.26%	1.26%

S&P 1500 Materials Index	-3.48%	4.92%	5.90%	5.29%	N/A	N/A

S&P Composite 1500 Index	-6.77%	1.38%	0.63%	4.25%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 26, 2009 prospectus for details.

52 Management Overview

ICON Materials Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 53

ICON Materials Fund
Schedule of Investments
SEPTEMBER 30, 2009

Shares or Principal Amount		Value

Common Stocks (96.6%)
15,000	Agrium, Inc.(a)	$746,850
65,000	Air Products & Chemicals, Inc.	5,042,700
30,000	Airgas, Inc.(a)	1,451,100
60,000	Albemarle Corp.(a)	2,076,000
16,000	Atwood Oceanics, Inc.†	564,320
30,000	Ball Corp.	1,476,000
30,000	Barrick Gold Corp. - ADR	1,137,000
85,000	Bemis Co., Inc.	2,202,350
30,000	Carpenter Technology Corp.	701,700
20,000	CF Industries Holdings, Inc.	1,724,600
50,000	Cliffs Natural Resources, Inc.	1,618,000
35,000	Commercial Metals Co.	626,500
40,000	CSX Corp.	1,674,400
5,000	Diamond Offshore Drilling, Inc.(a)	477,600
240,000	E.I. du Pont de Nemours and Co.	7,713,600
65,000	Ecolab, Inc.	3,004,950
35,000	FMC Corp.(a)	1,968,750
75,000	Freeport-McMoRan Copper & Gold, Inc. - Class B	5,145,750
50,000	Gerdau Ameristeel Corp.(a)	396,000
25,000	International Flavors & Fragrances, Inc.	948,250
15,000	Koppers Holdings, Inc.	444,750
40,000	Lihir Gold, Ltd. - ADR†(a)	1,002,000
60,000	Lubrizol Corp.(a)	4,287,600
100,000	Methanex Corp.(a)	1,731,000
50,000	Monsanto Co.	3,870,000
25,000	Nalco Holding Co.	512,250
250,000	Navios Maritime Holdings, Inc.	1,227,500
55,000	Newmont Mining Corp.	2,421,100
20,000	Norfolk Southern Corp.	862,200
90,000	Nucor Corp.(a)	4,230,900
50,000	Owens-Illinois, Inc.†	1,845,000
75,000	Pactiv Corp.†	1,953,750
5,000	Posco - ADR(a)	519,700
15,000	PPG Industries, Inc.(a)	873,150
65,000	Praxair, Inc.	5,309,850
40,000	Reliance Steel & Aluminum Co.	1,702,400
50,000	Rock-Tenn Co. - Class A	2,355,500
100,000	RPM International, Inc.	1,849,000
50,000	RTI International Metals, Inc.†	1,245,500
45,000	Sigma-Aldrich Corp.	2,429,100
65,000	Sonoco Products Co.(a)	1,790,100
50,000	Steel Dynamics, Inc.	767,000
10,000	Syngenta AG - ADR	459,500

54 Schedule of Investments

Shares or Principal Amount		Value

164,700	The Dow Chemical Co.(a)	$4,293,729
35,000	The Valspar Corp.	962,850
5,200	Transocean, Ltd.†	444,756
30,000	Union Pacific Corp.	1,750,500

Total Common Stocks (Cost $78,476,576)		91,837,105

Short-Term Investments (2.3%)
$2,226,720	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#	2,226,720

Total Short-Term Investments (Cost $2,226,720)		2,226,720
Mutual Funds (13.7%)
12,916,067	Invesco Aim Liquid Assets Portfolio, 0.28%^	12,916,067

Total Mutual Funds (Cost $12,916,067)		12,916,067
Total Investments 112.6% (Cost $93,619,363)		106,979,892
Liabilities Less Other Assets (12.6)%		(11,952,114)

Net Assets 100.0%		$95,027,778

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of September 30, 2009.

^	Investment made with cash collateral received from securities on loan. The rate listed is as of September 30, 2009.

(a)	All or a portion of the security was on loan as of September 30, 2009.

ADR	American Depositary Receipt

Schedule of Investments 55

ICTUX

Management Overview
ICON Telecommunication & Utilities Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Telecommunication & Utilities Fund lost 4.39% for the fiscal year ended September 30, 2009, outperforming the 5.99% loss of the S&P 1500 Utilities Index and underperforming the 0.48% loss of the S&P 1500 Telecommunication Services Index. Although neither sector-specific benchmark is an ideal comparison, together they provide a suitable reference for the Fund’s overall performance in its sectors.

Additionally, the Fund outperformed its broad benchmark, the S&P Composite 1500 Index, which lost 6.77% over the same period. Total returns for other periods as of September 30, 2009 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Fund’s allocation to the integrated telecommunication services industry was the primary factor in the Fund’s relative performance and exemplifies both the difficulties and opportunities in using two sector benchmarks. The Fund allocated more to this industry than any other with a 29.5% average weighting. This proved to be a good allocation of resources as the integrated telecommunication services industry turned in small but positive returns in a difficult environment for equities. The Fund’s holdings within this industry also outperformed the S&P Telecommunication Services Index’s integrated telecommunication services holdings. However the S&P 1500 Telecommunication Services Index held a 90.51% weighting in integrated telecommunication services and this fueled the Index’s outperformance over the Fund.

Conversely, the Fund’s allocation to integrated telecommunication services versus a 0% weighting in the S&P 1500 Utilities Index allowed the Fund to outperform the S&P 1500 Utilities Index in what proved to be a difficult year for utility stocks.

Although the Fund was unable to outperform both indices this fiscal year, its broad strategy has allowed it to perform well over longer periods of time and the Fund continues to outperform both indices on a since inception basis.

It is important to note that in response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of the ICON methodology and determined our valuation process was not fully

56 Management Overview

accounting for company-specific risk factors. In the 1st quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel we are now better equipped to handle all types of market conditions.

Q.	How did the Fund’s composition affect performance?

A.	In general, the Fund’s Utilities Sector allocations detracted from performance while allocations toward the Telecommunication Sector aided performance. Specifically, the Fund’s significant weighting toward the multi-utility and electric utility industries hampered performance. The Fund allocated just over 45% of its assets on average to these industries and both lost ground when utility demand declined as economic activity slowed. The Fund did receive positive contributions from its allocations to the water utilities and independent power producers & energy traders industries, but overall Utilities detracted from performance.

As described earlier, the Fund was aided by an average 29.5% weighting toward the integrated telecommunication services Industry. The industry was led by small gains from AT&T and Verizon, the Fund’s two largest holdings. The Fund’s allocation to the wireless telecommunication services industry also aided performance in a year in which the industry saw an overall -21.06% decline within the S&P 1500.

Q.	What is your investment outlook for the Telecommunication & Utilities sectors?

A.	In terms of valuation, both the Telecommunication and Utilities sectors look strong according to our methodology. Both sectors were dragged down with the equity market in the credit crunch of 2008 and have not participated fully in the rally that began March 9, 2009. This has left the combined sectors with a compelling 1.19 overall value to price ratio, but a weak .98 relative strength metric. The integrated telecommunication services industry continues to be a bright spot, showing both value and strength, as does the independent power producers & energy traders industry. Although we see compelling value in the electric, gas, multi and water utility industries, their lack of relative strength makes them unattractive at this time. It is not unusual for the defensive Utilities sector to languish during such strong equity rallies, but we do expect the sector’s value to be recognized in the future and we will allocate the Fund’s holdings toward those industries as their relative strength metrics improve.

Management Overview 57

ICON Telecommunication &
Utilities Fund
Industry Composition
as of September 30, 2009

Integrated Telecommunication Services	26.5%
Electric Utilities	24.0%
Multi-Utilities	18.8%
Wireless Telecommunication Services	12.0%
Independent Power Producers & Energy Traders	5.2%
Gas Utilities	4.3%
Water Utilities	3.1%
Industrial Conglomerates	2.9%
Cable & Satellite	1.5%
Electrical Components & Equipment	1.3%

99.6%

Percentages are based upon common stocks and corporate bonds as a percentage of net assets.

ICON Telecommunication &
Utilities Fund
Sector Composition
as of September 30, 2009

Telecommunication & Utilities	94.0%
Industrials	4.1%
Leisure and Consumer Staples	1.5%

99.6%

ICON Telecommunication & Utilities Fund
Average Annual Total Return
as of September 30, 2009

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	7/9/97	Ratio*	Ratio*
ICON Telecommunication & Utilities Fund	-4.39%	5.71%	3.13%	6.79%	1.35%	1.35%

S&P 1500 Telecommunications Services Index	-0.48%	1.81%	-6.60%	0.50%	N/A	N/A

S&P 1500 Utilities Index	-5.99%	6.92%	4.71%	6.07%	N/A	N/A

S&P Composite 1500 Index	-6.77%	1.38%	0.63%	3.52%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 26, 2009 prospectus for details.

58 Management Overview

ICON Telecommunication & Utilities Fund
Value of a $10,000 Investment
through September 30, 2009

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 59

ICON Telecommunication & Utilities Fund
Schedule of Investments
September 30, 2009

Shares or Principal Amount		Value

Common Stocks (97.5%)
7,000	AGL Resources, Inc.	$246,890
8,400	Allegheny Energy, Inc.	222,768
20,000	Alliant Energy Corp.	557,000
15,000	America Movil S.A.B. de C.V. - ADR	657,450
6,000	Aqua America, Inc.	105,840
100,600	AT&T, Inc.	2,717,206
8,000	Atmos Energy Corp.	225,440
12,500	Avista Corp.	252,750
7,500	China Mobile, Ltd. - ADR	368,325
20,000	Comcast Corp. - Class A	337,800
10,000	Companhia de Saneamento Basico do Estado de Sao Paulo - ADR	379,300
20,000	Constellation Energy Group, Inc.	647,400
28,100	Dominion Resources, Inc. of Virginia	969,450
8,400	DPL, Inc.	219,240
16,500	Edison International	554,070
37,000	El Paso Electric Co.†	653,790
8,400	Entergy Corp.	670,824
500	First Solar, Inc.†	76,430
11,000	FPL Group, Inc.	607,530
20,000	France Telecom S.A. - ADR	538,400
8,000	IDACORP, Inc.	230,320
8,400	Integrys Energy Group, Inc.	301,476
10,000	Middlesex Water Co.	150,800
10,000	NRG Energy, Inc.†	281,900
25,000	NV Energy, Inc.	289,750
30,000	Partner Communications Co., Ltd. - ADR	564,600
11,300	Pepco Holdings, Inc.	168,144
30,000	Portland General Electric Co.	591,600
12,700	PPL Corp.	385,318
37,900	Public Service Enterprise Group, Inc.	1,191,576
4,900	Sempra Energy Corp.	244,069
7,000	Siemens AG - ADR	650,720
5,600	Southern Co.	177,352
20,000	Southwest Gas Corp.	511,600
12,500	Southwest Water Co.	61,500
25,000	Syniverse Holdings, Inc.†	437,500
10,000	Telefonica S.A. - ADR	829,100
10,000	Telenor ASA - ADR†	350,100
20,000	The Empire District Electric Co.	361,800
12,500	TransAlta Corp.	256,500
51,000	Verizon Communications, Inc.	1,543,770
30,000	Vodafone Group PLC - ADR	675,000
2,700	Wisconsin Energy Corp.	121,959
30,900	Xcel Energy, Inc.	594,516

Total Common Stocks (Cost $22,150,155)		21,978,873

60 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Corporate Bonds (2.1%)
$200,000	Exelon Generation Co., LLC	5.35%	1/15/14	$211,554
250,000	Exelon Generation Co., LLC	6.20%	10/1/17	272,841

Total Corporate Bonds (Cost $435,852)				484,395
Short-Term Investments (1.8%)
404,929	Brown Brothers Harriman Time Deposit - U.S. Dollar, 0.03%, 10/01/09#			404,929

Total Short-Term Investments (Cost $404,929)				404,929
Total Investments 101.4% (Cost $22,990,936)				22,868,197
Liabilities Less Other Assets (1.4)%				(321,548)

Net Assets 100.0%				$22,546,649

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of September 30, 2009.

ADR	American Depositary Receipt

Schedule of Investments 61

Statements of Assets and Liabilities
September 30, 2009

	ICON
	Consumer	ICON	ICON	ICON
	Discretionary	Energy	Financial	Healthcare
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$16,171,811	$581,197,925	$60,096,673	$128,465,743

Investments, at value†	18,356,303	687,316,446	82,196,999	144,071,268
Cash	-	-	-	-
Receivables:
Fund shares sold	15,007	2,691,636	62,520	224,957
Investments sold	-	18,136,662	1,011,166	4,026,206
Interest	2	14	-	4
Dividends	7,540	1,140,616	100,142	125,679
Other assets	22,610	130,448	36,780	43,118

Total Assets	18,401,462	709,415,822	83,407,607	148,491,232

Liabilities
Payables:
Due to custodian bank	-	-	-	-
Investments purchased	719,348	20,075,612	1,201,326	6,719,687
Payable for collateral received on securities loaned	3,439,929	127,500,610	-	30,909,293
Fund shares redeemed	6,125	734,256	58,213	102,092
Advisory fees	11,656	448,685	64,563	91,897
Fund accounting fees	82	3,207	472	643
Transfer agent fees	4,381	19,277	6,332	24,424
Administration fees	544	22,253	3,129	4,826
Trustee fees	193	7,480	1,073	1,521
Accrued expenses	14,111	49,215	5,212	31,420

Total Liabilities	4,196,369	148,860,595	1,340,320	37,885,803

Net Assets	$14,205,093	$560,555,227	$82,067,287	$110,605,429

Net Assets Consist of
Paid-in capital	$37,495,916	$587,897,551	$180,556,800	$126,392,319
Accumulated undistributed net investment income/(loss)	376,911	7,639,241	1,136,023	1,948,713
Accumulated undistributed net realized gain/(loss) from investments and foreign currency transactions	(25,852,226)	(141,100,086)	(121,725,862)	(33,341,128)
Unrealized appreciation/(depreciation) on investments and foreign currency translations	2,184,492	106,118,521	22,100,326	15,605,525

Net Assets	$14,205,093	$560,555,227	$82,067,287	$110,605,429

Shares outstanding (unlimited shares authorized no par value)	2,080,303	33,131,012	13,755,353	8,996,124
Net asset value (offering and redemption price per share)	$6.83	$16.92	$5.97	$12.29

† Includes securities on loan of	$3,387,442	$123,606,970	$-	$29,918,548

The accompanying notes are an integral part of the financial statements.

62 Financial Statements

	ICON	ICON		ICON
ICON	Information	Leisure and	ICON	Telecommunication
Industrials	Technology	Consumer	Materials	& Utilities
Fund	Fund	Staples Fund	Fund	Fund

$88,842,859	$111,292,016	$30,097,160	$93,619,363	$22,990,936

90,765,978	132,772,640	32,321,785	106,979,892	22,868,197
-	-	-	610,913	-

89,856	296,046	9,904	391,269	15,376
301,033	917,944	166,784	634,981	180,415
-	5	-	2	10,018
105,027	24,002	43,158	159,203	64,272
34,124	42,442	20,770	36,007	25,034

91,296,018	134,053,079	32,562,401	108,812,267	23,163,312

-	-	57,467	-	-
-	-	-	690,950	545,252

20,636,150	14,595,757	6,338,888	12,916,067	-
52,331	82,979	64,673	78,691	41,187
57,861	96,448	21,184	77,023	18,800
412	692	152	545	135
8,202	10,335	3,030	6,537	6,888
2,830	4,737	993	3,690	824
960	1,599	351	1,277	311
2,028	10,937	1,922	9,709	3,266

20,760,774	14,803,484	6,488,660	13,784,489	616,663

$70,535,244	$119,249,595	$26,073,741	$95,027,778	$22,546,649

$117,756,020	$171,749,729	$34,602,932	$124,218,529	$34,608,834

1,217,934	630,936	383,497	1,039,703	507,167

(50,361,829)	(74,611,694)	(11,137,313)	(43,590,983)	(12,446,613)

1,923,119	21,480,624	2,224,625	13,360,529	(122,739)

$70,535,244	$119,249,595	$26,073,741	$95,027,778	$22,546,649

11,048,506	15,302,047	3,563,599	10,640,210	3,980,145

$6.38	$7.79	$7.32	$8.93	$5.66

$19,932,986	$14,212,270	$6,156,154	$12,232,808	$-

Financial Statements 63

Statements of Operations
For the year ended September 30, 2009

	ICON
	Consumer	ICON	ICON	ICON
	Discretionary	Energy	Financial	Healthcare
	Fund	Fund	Fund	Fund
Investment Income
Interest	$2,862	$65,310	$1,907	$11,370
Dividends	501,906	10,349,593	2,021,005	2,439,831
Income from securities lending, net	77,249	755,008	-	157,075
Foreign taxes withheld	-	(12,807)	-	-

Total Investment Income	582,017	11,157,104	2,022,912	2,608,276

Expenses
Advisory fees	330,093	4,242,379	650,060	1,240,439
Fund accounting fees	12,244	128,760	21,894	39,771
Transfer agent fees	90,803	314,139	104,022	189,084
Administration fees	16,350	210,969	32,202	61,547
Registration fees	28,299	46,403	35,333	37,102
Insurance expense	7,225	62,116	13,136	13,105
Trustee fees and expenses	5,275	53,478	8,906	17,536
Interest expense	3,264	-	2,327	433
Other expenses	43,624	199,105	51,172	94,538

Net Expenses	537,177	5,257,349	919,052	1,693,555

Net Investment Income/(Loss)	44,840	5,899,755	1,103,860	914,721

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investment transactions	(18,491,723)	(139,817,254)	(54,834,145)	(33,178,074)
Change in unrealized net appreciation/(depreciation) on investments and foreign currency translations	1,817,062	136,321,628	13,559,513	11,440,541

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions	(16,674,661)	(3,495,626)	(41,274,632)	(21,737,533)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(16,629,821)	$2,404,129	$(40,170,772)	$(20,822,812)

The accompanying notes are an integral part of the financial statements.

64 Financial Statements

	ICON	ICON		ICON
ICON	Information	Leisure and	ICON	Telecommunication
Industrials	Technology	Consumer	Materials	& Utilities
Fund	Fund	Staples Fund	Fund	Fund

$2,957	$5,872	$440	$8,461	$17,482
1,818,562	1,098,675	521,305	2,142,258	1,044,995

165,712	142,715	61,566	88,278	-
(3,315)	-	(2,914)	-	(818)

1,983,916	1,247,262	580,397	2,238,997	1,061,659

717,978	968,342	252,837	772,334	241,156
24,082	31,585	9,646	25,682	9,396
104,925	133,757	68,095	123,203	72,696
35,603	48,047	12,542	38,332	11,973
31,850	36,377	21,082	29,581	28,787
13,196	16,326	3,569	16,218	7,378
9,497	14,257	3,818	11,310	4,237
309	17,854	1,097	1,093	-
47,939	68,395	26,544	64,799	34,010

985,379	1,334,940	399,230	1,082,552	409,633

998,537	(87,678)	181,167	1,156,445	652,026

(46,466,509)	(38,132,970)	(8,327,546)	(32,865,783)	(4,189,899)

14,292,207	26,383,720	4,148,032	20,299,376	1,530,224

(32,174,302)	(11,749,250)	(4,179,514)	(12,566,407)	(2,659,675)

$(31,175,765)	$(11,836,928)	$(3,998,347)	$(11,409,962)	$(2,007,649)

Financial Statements 65

Statements of Changes in Net Assets

	ICON Consumer Discretionary Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2009	2008
Operations
Net investment income/(loss)	$44,840	$(30,197)
Net realized gain/(loss) from investment transactions	(18,491,723)	(5,264,324)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	1,817,062	(8,052,981)

Net increase/(decrease) in net assets resulting from operations	(16,629,821)	(13,347,502)

Dividends and Distributions to Shareholders
Net investment income	-	-
Net realized gains	-	(5,715,433)

Net decrease from dividends and distributions	-	(5,715,433)

Fund Share Transactions
Shares sold	13,580,754	94,454,604
Reinvested dividends and distributions	-	5,647,506
Shares repurchased	(54,987,695)	(103,274,555)

Net increase/(decrease) from fund share transactions	(41,406,941)	(3,172,445)

Total net increase/(decrease) in net assets	(58,036,762)	(22,235,380)
Net Assets
Beginning of period	72,241,855	94,477,235

End of period	$14,205,093	$72,241,855

Transactions in Fund Shares
Shares Sold	2,740,834	11,901,384
Reinvested dividends and distributions	-	657,451
Shares repurchased	(10,713,665)	(9,890,815)

Net increase/(decrease)	(7,972,831)	2,668,020
Shares outstanding, beginning of period	10,053,134	7,385,114

Shares outstanding, end of period	2,080,303	10,053,134

Accumulated undistributed net investment income	$376,911	$328,935

The accompanying notes are an integral part of the financial statements.

66 Financial Statements

ICON Energy Fund		ICON Financial Fund		ICON Healthcare Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2009	2008	2009	2008	2009	2008

$5,899,755	$4,059,340	$1,103,860	$3,585,734	$914,721	$(359,048)
(139,817,254)	219,828,225	(54,834,145)	(66,546,769)	(33,178,074)	6,635,806

136,321,628	(313,719,016)	13,559,513	(10,271,581)	11,440,541	(75,394,705)

2,404,129	(89,831,451)	(40,170,772)	(73,232,616)	(20,822,812)	(69,117,947)

(1,993,032)	(2,043,462)	(3,381,427)	(1,809,844)	-	-
(134,183,715)	(177,660,859)	-	(19,270,780)	-	(35,443,355)

(136,176,747)	(179,704,321)	(3,381,427)	(21,080,624)	-	(35,443,355)

258,382,655	106,327,332	39,972,857	164,671,288	53,163,928	132,311,153
131,269,217	172,298,136	3,316,850	20,824,424	-	33,320,610
(187,961,116)	(332,527,571)	(45,844,802)	(163,096,823)	(81,818,503)	(374,274,158)

201,690,756	(53,902,103)	(2,555,095)	22,398,889	(28,654,575)	(208,642,395)

67,918,138	(323,437,875)	(46,107,294)	(71,914,351)	(49,477,387)	(313,203,697)

492,637,089	816,074,964	128,174,581	200,088,932	160,082,816	473,286,513

$560,555,227	$492,637,089	$82,067,287	$128,174,581	$110,605,429	$160,082,816

17,627,648	3,170,690	8,206,569	15,099,515	4,715,316	8,446,706
9,452,879	5,426,713	665,988	1,728,168	-	2,093,003
(12,157,086)	(10,071,174)	(10,111,073)	(15,827,527)	(7,587,615)	(25,442,656)

14,923,441	(1,473,771)	(1,238,516)	1,000,156	(2,872,299)	(14,902,947)
18,207,571	19,681,342	14,993,869	13,993,713	11,868,423	26,771,370

33,131,012	18,207,571	13,755,353	14,993,869	8,996,124	11,868,423

$7,639,241	$3,732,521	$1,136,023	$3,549,040	$1,948,713	$1,033,992

Financial Statements 67

Statements of Changes in Net Assets (continued)

	ICON Industrials Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2009	2008
Operations
Net investment income/(loss)	$998,537	$774,383
Net realized gain/(loss) from investment transactions	(46,466,509)	(3,917,940)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	14,292,207	(37,141,255)

Net increase/(decrease) in net assets resulting from operations	(31,175,765)	(40,284,812)

Dividends and Distributions to Shareholders
Net investment income	(571,232)	(125,130)
Net realized gains	-	(5,678,288)

Net decrease from dividends and distributions	(571,232)	(5,803,418)

Fund Share Transactions
Shares sold	12,347,790	134,429,676
Reinvested dividends and distributions	567,022	5,764,952
Shares repurchased	(35,918,904)	(124,558,586)

Net increase/(decrease) from fund share transactions	(23,004,092)	15,636,042

Total net increase/(decrease) in net assets	(54,751,089)	(30,452,188)
Net Assets
Beginning of period	125,286,333	155,738,521

End of period	$70,535,244	$125,286,333

Transactions in Fund Shares
Shares Sold	2,275,832	13,326,003
Reinvested dividends and distributions	102,149	571,353
Shares repurchased	(6,690,467)	(13,003,410)

Net increase/(decrease)	(4,312,486)	893,946
Shares outstanding, beginning of period	15,360,992	14,467,046

Shares outstanding, end of period	11,048,506	15,360,992

Accumulated undistributed net investment income	$1,217,934	$781,811

The accompanying notes are an integral part of the financial statements.

68 Financial Statements

		ICON Leisure and Consumer
ICON Information Technology Fund		Staples Fund		ICON Materials Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2009	2008	2009	2008	2009	2008

$(87,678)	$(794,082)	$181,167	$130,261	$1,156,445	$857,993
(38,132,970)	(7,056,250)	(8,327,546)	(2,758,715)	(32,865,783)	(9,284,326)

26,383,720	(66,323,367)	4,148,032	(6,521,918)	20,299,376	(34,719,071)

(11,836,928)	(74,173,699)	(3,998,347)	(9,150,372)	(11,409,962)	(43,145,404)

-	-	-	(530,094)	(860,270)	(495,395)
-	-	(9,922)	(6,370,211)	-	(20,315,377)

-	-	(9,922)	(6,900,305)	(860,270)	(20,810,772)

38,997,763	139,642,245	3,515,872	35,257,565	27,207,600	117,897,877
-	-	9,724	6,759,578	799,139	19,305,814
(86,361,728)	(153,982,840)	(15,582,817)	(15,398,164)	(39,231,148)	(86,045,802)

(47,363,965)	(14,340,595)	(12,057,221)	26,618,979	(11,224,409)	51,157,889

(59,200,893)	(88,514,294)	(16,065,490)	10,568,302	(23,494,641)	(12,798,287)

178,450,488	266,964,782	42,139,231	31,570,929	118,522,419	131,320,706

$119,249,595	$178,450,488	$26,073,741	$42,139,231	$95,027,778	$118,522,419

6,873,275	14,365,857	590,330	3,776,876	3,904,527	8,803,416
-	-	1,818	765,524	119,632	1,551,914
(14,283,008)	(15,874,267)	(2,747,313)	(1,797,011)	(5,464,404)	(6,809,964)

(7,409,733)	(1,508,410)	(2,155,165)	2,745,389	(1,440,245)	3,545,366
22,711,780	24,220,190	5,718,764	2,973,375	12,080,455	8,535,089

15,302,047	22,711,780	3,563,599	5,718,764	10,640,210	12,080,455

$630,936	$718,614	$383,497	$200,402	$1,039,703	$743,528

Financial Statements 69

Statements of Changes in Net Assets (continued)

	ICON Telecommunication &
	Utilities Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2009	2008
Operations
Net investment income/(loss)	$652,026	$1,795,668
Net realized gain/(loss) from investment transactions	(4,189,899)	(7,495,950)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	1,530,224	(18,700,947)

Net increase/(decrease) in net assets resulting from operations	(2,007,649)	(24,401,229)

Dividends and Distributions to Shareholders
Net investment income	(1,742,486)	(1,083,543)
Net realized gains	-	(15,519,409)

Net decrease from dividends and distributions	(1,742,486)	(16,602,952)

Fund Share Transactions
Shares sold	8,474,316	105,784,266
Reinvested dividends and distributions	1,682,883	15,458,710
Shares repurchased	(14,195,858)	(159,411,942)

Net increase/(decrease) from fund share transactions	(4,038,659)	(38,168,966)

Total net increase/(decrease) in net assets	(7,788,794)	(79,173,147)
Net Assets
Beginning of period	30,335,443	109,508,590

End of period	$22,546,649	$30,335,443

Transactions in Fund Shares
Shares Sold	1,578,252	12,220,438
Reinvested dividends and distributions	315,147	1,860,254
Shares repurchased	(2,695,138)	(21,208,177)

Net increase/(decrease)	(801,739)	(7,127,485)
Shares outstanding, beginning of period	4,781,884	11,909,369

Shares outstanding, end of period	3,980,145	4,781,884

Accumulated undistributed net investment income	$507,167	$1,597,627

The accompanying notes are an integral part of the financial statements.

70 Financial Statements

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Financial Highlights

		Income from investment operations			Less dividends and distributions								Ratio of
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	Ratio of		net investment
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	expenses to		income/(loss)		Portfolio
	beginning	income/	gains/ (losses)	investment	investment	realized	dividends and	value, end	Total	period (in	average		to average		turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return	thousands)	net assets		net assets		rate

ICON Consumer Discretionary Fund
Year Ended September 30, 2009	$7.19	$0.01	$(0.37)	$(0.36)	$-	$-	$-	$6.83	(5.01)%	$14,205	1.63%		0.14%		200.23%
Year Ended September 30, 2008	12.79	- (b)	(2.61)	(2.61)	-	(2.99)	(2.99)	7.19	(24.21)%	72,242	1.38%		(0.04)%		218.32%
Year Ended September 30, 2007	12.11	(0.04)	0.72	0.68	-	-	-	12.79	5.62%	94,477	1.30%		(0.31)%		144.89%
Year Ended September 30, 2006	13.61	(0.06)	0.79	0.73	-	(2.23)	(2.23)	12.11	6.20%	110,792	1.32%		(0.46)%		173.83%
Year Ended September 30, 2005	12.70	(0.08)	0.99	0.91	-	-	-	13.61	7.17%	169,422	1.25%		(0.57)%		157.94%
ICON Energy Fund
Year Ended September 30, 2009	27.06	0.21	(2.41)	(2.20)	(0.12)	(7.82)	(7.94)	16.92	(1.73)%	560,555	1.24%		1.39%		186.47%
Year Ended September 30, 2008	41.46	0.20	(4.82)	(4.62)	(0.11)	(9.67)	(9.78)	27.06	(14.62)%	492,637	1.16%		0.59%		119.87%
Year Ended September 30, 2007	31.88	0.08	12.86	12.94	-	(3.36)	(3.36)	41.46	43.64%	816,075	1.17	%(a)	0.24	%(a)	54.75%
Year Ended September 30, 2006	33.76	(0.06)	(0.89)	(0.95)	(0.08)	(0.85)	(0.93)	31.88	(2.81)%	788,366	1.17%		(0.16)%		22.86%
Year Ended September 30, 2005	21.81	0.10	11.85	11.95	-	-	-	33.76	54.79%	1,008,958	1.21%		0.37%		27.51%
ICON Financial Fund
Year Ended September 30, 2009	8.55	0.09	(2.43)	(2.34)	(0.24)	-	(0.24)	5.97	(26.80)%	82,067	1.42%		1.70%		194.00%
Year Ended September 30, 2008	14.30	0.21	(4.29)	(4.08)	(0.14)	(1.53)	(1.67)	8.55	(31.93)%	128,175	1.22%		1.94%		220.83%
Year Ended September 30, 2007	14.47	0.13	0.45	0.58	(0.15)	(0.60)	(0.75)	14.30	3.84%	200,089	1.21%		0.86%		93.04%
Year Ended September 30, 2006	13.43	0.15	1.84	1.99	(0.09)	(0.86)	(0.95)	14.47	15.53%	368,614	1.20%		1.10%		153.47%
Year Ended September 30, 2005	13.36	0.13	0.99	1.12	(0.03)	(1.02)	(1.05)	13.43	8.29%	210,883	1.26%		1.00%		170.75%
ICON Healthcare Fund
Year Ended September 30, 2009	13.49	0.08	(1.28)	(1.20)	-	-	-	12.29	(8.90)%	110,605	1.37%		0.74%		105.75%
Year Ended September 30, 2008	17.68	(0.02)	(2.65)	(2.67)	-	(1.52)	(1.52)	13.49	(16.43)%	160,083	1.25%		(0.12)%		61.44%
Year Ended September 30, 2007	17.95	- (b)	1.19	1.19	-	(1.46)	(1.46)	17.68	7.17%	473,287	1.20	%(a)	0.01	%(a)	24.56%
Year Ended September 30, 2006	17.94	(0.10)	0.38	0.28	-	(0.27)	(0.27)	17.95	1.56%	646,202	1.19%		(0.55)%		61.37%
Year Ended September 30, 2005	13.70	(0.14)	4.42	4.28	-	(0.04)	(0.04)	17.94	31.39%	682,759	1.22%		(0.82)%		47.88%
ICON Industrials Fund
Year Ended September 30, 2009	8.16	0.08	(1.82)	(1.74)	(0.04)	-	(0.04)	6.38	(21.25)%	70,535	1.37%		1.39%		96.24%
Year Ended September 30, 2008	10.77	0.05	(2.32)	(2.27)	(0.01)	(0.33)	(0.34)	8.16	(21.72)%	125,286	1.25%		0.55%		143.40%
Year Ended September 30, 2007	13.22	0.02	2.63	2.65	- (b)	(5.10)	(5.10)	10.77	28.73%	155,739	1.27	%(a)	0.16	%(a)	125.44%
Year Ended September 30, 2006	12.70	(0.04)	0.97	0.93	-	(0.41)	(0.41)	13.22	7.49%	106,015	1.24%		(0.30)%		89.38%
Year Ended September 30, 2005	10.52	(0.04)	2.22	2.18	-	-	-	12.70	20.72%	216,636	1.24%		(0.34)%		67.25%
ICON Information Technology Fund
Year Ended September 30, 2009	7.86	(0.01)	(0.06)	(0.07)	-	-	-	7.79	(0.89)%	119,250	1.38%		(0.09)%		89.87%
Year Ended September 30, 2008	11.02	(0.04)	(3.12)	(3.16)	-	-	-	7.86	(28.68)%	178,450	1.24%		(0.41)%		171.22%
Year Ended September 30, 2007	8.72	(0.05)	2.35	2.30	-	-	-	11.02	26.38%	266,965	1.23%		(0.49)%		78.66%
Year Ended September 30, 2006	8.70	(0.05)	0.07	0.02	-	-	-	8.72	0.23%	241,988	1.25%		(0.61)%		155.39%
Year Ended September 30, 2005	7.90	(0.08)	0.88	0.80	-	-	-	8.70	10.13%	220,073	1.29%		(0.91)%		152.16%

The accompanying notes are an integral part of the financial statements.

72 Financial Highlights

Financial Highlights

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Financial Highlights (continued)

		Income from investment operations			Less dividends and distributions							Ratio of
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	Ratio of	net investment
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	expenses to	income/(loss)	Portfolio
	beginning	income/	gains/(losses) on	investment	investment	realized	dividends and	value, end	Total	period (in	average	to average	turnover
	of period	(loss)(x)	investments	operations	income	gains	distributions	of period	return	thousands)	net assets	net assets	rate

ICON Leisure and Consumer Staples Fund
Year Ended September 30, 2009	$7.37	$0.04	$(0.09)	$(0.05)	$-	$- (b)	$- (b)	$7.32	(0.64)%	$26,074	1.58%	0.72%	134.29%
Year Ended September 30, 2008	10.62	0.03	(1.60)	(1.57)	(0.13)	(1.55)	(1.68)	7.37	(17.40)%	42,139	1.46%	0.31%	132.40%
Year Ended September 30, 2007	9.21	0.10	1.33	1.43	(0.02)	- (b)	(0.02)	10.62	15.61%	31,571	1.41%	1.02%	150.72%
Year Ended September 30, 2006	11.96	(0.07)	(0.01)	(0.08)	-	(2.67)	(2.67)	9.21	0.11%	68,136	1.54%	(0.70)%	215.75%
Year Ended September 30, 2005	14.51	(0.06)	0.94	0.88	-	(3.43)	(3.43)	11.96	5.01%	47,410	1.30%	(0.45)%	271.72%
ICON Materials Fund
Year Ended September 30, 2009	9.81	0.11	(0.91)	(0.80)	(0.08)	-	(0.08)	8.93	(7.87)%	95,028	1.40%	1.50%	134.88%
Year Ended September 30, 2008	15.39	0.08	(3.23)	(3.15)	(0.06)	(2.37)	(2.43)	9.81	(23.79)%	118,522	1.26%	0.60%	111.26%
Year Ended September 30, 2007	11.67	0.08	5.10	5.18	(0.15)	(1.31)	(1.46)	15.39	48.63%	131,321	1.33%	0.59%	109.10%
Year Ended September 30, 2006	11.30	0.09	1.09	1.18	(0.02)	(0.79)	(0.81)	11.67	11.17%	135,097	1.30%	0.74%	176.89%
Year Ended September 30, 2005	9.05	0.03	2.23	2.26	(0.01)	-	(0.01)	11.30	25.04%	99,569	1.31%	0.33%	128.01%
ICON Telecommunication & Utilities Fund
Year Ended September 30, 2009	6.34	0.14	(0.44)	(0.30)	(0.38)	-	(0.38)	5.66	(4.39)%	22,547	1.70%	2.70%	90.27%
Year Ended September 30, 2008	9.20	0.14	(2.03)	(1.89)	(0.06)	(0.91)	(0.97)	6.34	(23.01)%	30,335	1.35%	1.74%	102.65%
Year Ended September 30, 2007	7.66	0.10	2.18	2.28	(0.11)	(0.63)	(0.74)	9.20	31.60%	109,509	1.33%	1.20%	154.99%
Year Ended September 30, 2006	8.28	0.13	0.37	0.50	(0.18)	(0.94)	(1.12)	7.66	7.56%	119,762	1.38%	1.71%	209.50%
Year Ended September 30, 2005	6.61	0.14	1.61	1.75	(0.08)	-	(0.08)	8.28	26.70%	120,651	1.26%	1.88%	112.91%

(x)	Calculated using the average share method.
(a)	Ratios include transfer agent earnings credits received. These earnings credits reduced the net expense ratio and increased the net income ratio by 0.01%.
(b)	Amount less than $0.005.

The accompanying notes are an integral part of the financial statements.

74 Financial Highlights

Financial Highlights (continued)

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Notes to Financial Statements
September 30, 2009

1. Organization

The ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. There are eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a more diversified fund. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

76 Notes to Financial Statements

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Notes to Financial Statements 77

Notes to Financial Statements (continued)

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Investments in other open-end investment companies are valued at net asset value.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in certain foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as

78 Notes to Financial Statements

described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2009:

	Level 1	Level 2
	Investments	Investments
Fund Name	in Securities	in Securities

ICON Consumer Discretionary Fund
Common Stock	$12,573,154	$-
Mutual Funds	3,439,929	-
Short-Term Investments	-	2,343,220

Total	$16,013,083	$2,343,220

ICON Energy Fund
Common Stock	$541,652,334	$-
Mutual Funds	127,500,610	-
Short-Term Investments	-	18,163,502

Total	$669,152,944	$18,163,502

ICON Financial Fund
Common Stock	$81,806,274	$-
Short-Term Investments	-	390,725

Total	$81,806,274	$390,725

ICON Healthcare Fund
Common Stock	$108,562,136	$-
Mutual Funds	30,909,293	-
Short-Term Investments	-	4,599,839

Total	$139,471,429	$4,599,839

ICON Industrials Fund
Common Stock	$69,822,549	$-
Mutual Funds	20,636,150	-
Short-Term Investments	-	307,279

Total	$90,458,699	$307,279

ICON Information Technology Fund
Common Stock	$111,807,536	$-
Mutual Funds	14,595,757	-
Short-Term Investments	-	6,369,347

Total	$126,403,293	$6,369,347

ICON Leisure and Consumer Staples Fund
Common Stock	$25,982,897	$-
Mutual Funds	6,338,888	-

Total	$32,321,785	$-

Notes to Financial Statements 79

Notes to Financial Statements (continued)

	Level 1	Level 2
	Investments	Investments
	in Securities	in Securities

ICON Materials Fund
Common Stock	$91,837,105	$-
Mutual Funds	12,916,067	-
Short-Term Investments	-	2,226,720

Total	$104,753,172	$2,226,720

ICON Telecommunication & Utilities Fund
Common Stock	$21,978,873	$-
Corporate Bonds	-	484,395
Short-Term Investments	-	404,929

Total	$21,978,873	$889,324

There were no Level 3 securities held in any of the Funds at September 30, 2009.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Derivatives

Each Fund may use derivatives for various purposes. The Funds’ use of derivatives for the fiscal year ended September 30, 2009 was limited to

80 Notes to Financial Statements

purchased options. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

	Location of Gain/(loss) on
Derivatives not accounted for as	Derivatives Recognized In
hedging instruments	Operations	Amount

Option contracts
Equity risk
ICON Energy Fund	Net realized gain/(loss) from	$650,635
ICON Financial Fund	investment transactions	(104,479)
ICON Materials Fund		(162,668)

The Funds held no derivatives as of September 30, 2009, however the table above is indicative of the type and volume of derivative activity within the Funds during the year.

The Funds value derivatives at fair value, as described below, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Options Transactions

Each Fund may purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions and to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the

Notes to Financial Statements 81

Notes to Financial Statements (continued)

exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limited gains, lack of liquidity for the option and lack of liquidity for the security or securities index.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

As of September 30, 2009, no Funds engaged in any written options transactions. As previously disclosed, the Energy Fund, Financial Fund and Materials Fund engaged in purchased put options during the year. No option contracts were open at September 30, 2009.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. Brown Brothers Harriman (the “Lending Agent”) may invest the cash collateral in the Invesco Aim Liquid Assets Portfolio, which complies with Rule 2a-7 of the 1940 Act relating to money market funds.

82 Notes to Financial Statements

The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2009, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Consumer Discretionary Fund	$3,387,442	$3,439,929
ICON Energy Fund	123,606,970	127,500,610
ICON Healthcare Fund	29,918,548	30,909,293
ICON Industrials Fund	19,932,986	20,636,150
ICON Information Technology Fund	14,212,270	14,595,757
ICON Leisure and Consumer Staples Fund	6,156,154	6,338,888
ICON Materials Fund	12,232,808	12,916,067

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2009. It may also include collateral received from the prefunding of loans.

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Notes to Financial Statements 83

Notes to Financial Statements (continued)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned among all Funds in the Trust based upon relative net assets.

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. Each Fund is obligated to pay ICON Advisers management fees computed daily at an annual rate of 1.00% on the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

84 Notes to Financial Statements

Accounting, Custody and Transfer Agent Fees

Citi Fund Services Ohio, Inc. (“Citi”) is the fund accounting agent for the Funds. For its services, the Trust pays Citi 0.03% on the first $1.75 billion of net assets, 0.0175% on net assets over $1.75 billion and up to $5 billion, and 0.01% on net assets in excess of $5 billion.

Brown Brothers Harriman (“BBH”) is the custodian of the Trust’s investments. Effective July 1, 2009, for domestic custody services, the Trust pays BBH 0.0050% on the first $250 million of assets, 0.0040% on the second $250 million of assets and 0.0025% on domestic assets above $500 million, plus certain transaction charges. Prior to July 1, 2009, the Trust paid BBH 0.0065% on the first $50 million of assets and 0.0050% on domestic assets above $50 million. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Funds’ first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. During the year ended September 30, 2009, the Funds’ payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has entered into a sub-administration agreement with Citi pursuant to which Citi assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays Citi at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

Notes to Financial Statements 85

Notes to Financial Statements (continued)

Other Related Parties

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 100% by the Funds. For the year ended September 30, 2009, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

4. Borrowings

The Funds have entered into Lines of Credit agreements with BBH to provide temporary funding for redemption requests. The maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in each Fund subject to a maximum borrowing limit by the Trust of $150 million. Interest on domestic borrowings is charged at LIBOR plus 1.50%, which was 1.71% at September 30, 2009. The average interest rate charged for the year ended September 30, 2009, was 2.62%.

Average Borrowing
Fund	(10/1/08-9/30/09)

ICON Consumer Discretionary Fund	$2,601,876
ICON Financial Fund	1,465,875
ICON Healthcare Fund	1,971,498
ICON Industrials Fund	568,457
ICON Information Technology Fund	1,915,740
ICON Leisure and Consumer Staples Fund**	283,180
ICON Materials Fund	404,563

**	Fund had outstanding borrowings as of September 30, 2009.

Average borrowing is calculated using only the days there was a borrowing. It is not an annualized number.

86 Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

	Purchases of	Proceeds from Sales
	Securities	of Securities

ICON Consumer Discretionary Fund	$61,881,354	$103,516,236
ICON Energy Fund	871,451,928	771,733,822
ICON Financial Fund	132,427,097	134,592,720
ICON Healthcare Fund	127,640,626	148,796,789
ICON Industrials Fund	70,301,116	91,391,852
ICON Information Technology Fund	89,847,050	134,005,151
ICON Leisure and Consumer Staples Fund	34,305,464	45,518,745
ICON Materials Fund	104,140,312	111,077,855
ICON Telecommunication & Utilities Fund	20,210,918	23,681,280

6. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted represent net capital loss carryforwards as of September 30, 2009 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

For the year ended September 30, 2009 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires

ICON Consumer Discretionary Fund	$15,163,406	2017
ICON Energy Fund	63,688,945	2017
ICON Financial Fund	1,846,560	2016
	61,494,166	2017
ICON Healthcare Fund	2,434,522	2017
ICON Industrials Fund	694,762	2016
	15,694,559	2017

Notes to Financial Statements 87

Notes to Financial Statements (continued)

Fund	Amounts	Expires

ICON Information Technology Fund	$29,035,041	2011
	21,080	2016
	22,796,772	2017
ICON Leisure and Consumer Staples Fund	7,763,830	2017
ICON Materials Fund	26,752,256	2017
ICON Telecommunication & Utilities Fund	8,194,590	2017

Future capital loss carryover utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2009 the Funds did not utilize any available capital loss carryforwards.

For the year ended September 30, 2009, the Funds will elect to defer post October losses of:

Post October
Fund	Losses

ICON Consumer Discretionary Fund	$10,544,975
ICON Energy Fund	75,821,265
ICON Financial Fund	57,808,105
ICON Healthcare Fund	30,750,270
ICON Industrials Fund	33,600,455
ICON Information Technology Fund	22,297,733
ICON Leisure and Consumer Staples Fund	3,325,869
ICON Materials Fund	16,834,456
ICON Telecommunication & Utilities Fund	4,002,222

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2009, were as follows:

	Distributions Paid From			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Energy Fund	$9,294,719	$126,882,028	$136,176,747	$136,176,747
ICON Financial Fund	3,381,427	-	3,381,427	3,381,427
ICON Industrials Fund	571,232	-	571,232	571,232
ICON Leisure and Consumer Staples Fund	-	9,922	9,922	9,922
ICON Materials Fund	860,270	-	860,270	860,270
ICON Telecommunication & Utilities Fund	1,742,486	-	1,742,486	1,742,486

88 Notes to Financial Statements

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2008, were as follows:

	Distributions Paid From			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Consumer Discretionary Fund	$-	$5,715,433	$5,715,433	$5,715,433
ICON Energy Fund	6,480,116	173,224,205	179,704,321	179,704,321
ICON Financial Fund	6,509,842	14,570,782	21,080,624	21,080,624
ICON Healthcare Fund	-	35,443,355	35,443,355	35,443,355
ICON Industrials Fund	1,529,774	4,273,644	5,803,419	5,803,418
ICON Leisure and Consumer Staples Fund	6,697,320	202,985	6,900,305	6,900,305
ICON Materials Fund	17,631,775	3,178,997	20,810,772	20,810,772
ICON Telecommunication & Utilities Fund	16,542,405	60,547	16,602,952	16,602,952

As of September 30, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Accumulated	Capital and	Appreciation/	Earnings/
Fund	Income	Earnings	Other Losses	(Depreciation)*	(Deficit)

ICON Consumer Discretionary Fund	$376,911	$376,911	$(25,708,381)	$2,040,647	$(23,290,823)
ICON Energy Fund	7,190,242	7,190,242	(139,510,210)	104,977,644	(27,342,324)
ICON Financial Fund	1,136,023	1,136,023	(121,148,831)	21,523,295	(98,489,513)
ICON Healthcare Fund	1,948,712	1,948,712	(33,184,792)	15,449,190	(15,786,890)
ICON Industrials Fund	1,217,934	1,217,934	(49,989,776)	1,551,066	(47,220,776)
ICON Information Technology Fund	630,936	630,936	(74,150,626)	21,019,556	(52,500,134)
ICON Leisure and Consumer Staples Fund	383,497	383,497	(11,089,699)	2,177,011	(8,529,191)
ICON Materials Fund	1,039,703	1,039,703	(43,586,712)	13,356,258	(29,190,751)
ICON Telecommunication & Utilities Fund	507,167	507,167	(12,196,812)	(372,540)	(12,062,185)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

Notes to Financial Statements 89

Notes to Financial Statements (continued)

As of September 30, 2009, cost for federal income tax purposes and the amount of net unrealized appreciation/ (depreciation) were as follows:

				Net
		Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Consumer Discretionary Fund	$16,315,656	$2,236,599	$(195,952)	$2,040,647
ICON Energy Fund	582,338,802	107,914,197	(2,936,553)	104,977,644
ICON Financial Fund	60,673,704	21,690,307	(167,012)	21,523,295
ICON Healthcare Fund	128,622,078	18,101,992	(2,652,802)	15,449,190
ICON Industrials Fund	89,214,912	8,953,266	(7,402,200)	1,551,066
ICON Information Technology Fund	111,753,084	21,973,119	(953,563)	21,019,556
ICON Leisure and Consumer Staples Fund	30,144,774	2,985,602	(808,591)	2,177,011
ICON Materials Fund	93,623,634	15,370,964	(2,014,706)	13,356,258
ICON Telecommunication & Utilities Fund	23,240,737	1,800,269	(2,172,809)	(372,540)

7. Subsequent Events

Management has evaluated subsequent events through November 20, 2009, the date of this report.

90 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund (nine of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2009, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 20, 2009

Report of Accounting Firm 91

Six Month Hypothetical Expense Example
September 30, 2009 (unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/09-9/30/09).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales

92 Expense Example

charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid	Annualized
	Account	Account	During Period	Expense Ratio
	Value 4/1/09	Value 9/30/09	4/1/09-9/30/09*	4/1/09-9/30/09

ICON Consumer Discretionary Fund
Actual Expenses	$1,000.00	$1,408.20	$12.13	2.01%
Hypothetical Example (5% return before expenses)	1,000.00	1,014.92	10.15
ICON Energy Fund
Actual Expenses	1,000.00	1,360.10	7.28	1.23%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.83	6.22
ICON Financial Fund
Actual Expenses	1,000.00	1,592.00	8.90	1.37%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.13	6.93
ICON Healthcare Fund
Actual Expenses	1,000.00	1,226.50	7.98	1.43%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.83	7.23
ICON Industrials Fund
Actual Expenses	1,000.00	1,424.10	8.33	1.37%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.13	6.93
ICON Information Technology Fund
Actual Expenses	1,000.00	1,458.80	8.14	1.32%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.38	6.68
ICON Leisure and Consumer Staples Fund
Actual Expenses	1,000.00	1,443.80	9.31	1.52%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.38	7.69
ICON Materials Fund
Actual Expenses	1,000.00	1,473.60	8.50	1.37%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.13	6.93
ICON Telecommunication & Utilities Fund
Actual Expenses	1,000.00	1,141.10	9.07	1.69%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.53	8.54

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Expense Example 93

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 58, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. (“IDI”), the Funds’ Distributor, and is President of ICON Insurance Agency, Inc. (2004 to 2009). Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 59. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present) and Delta Dental of California, an insurance company (2006 to present). Mr. Bergert was a Director of Delta Dental of Pennsylvania, an insurance company (1998 to 2009) and Delta Reinsurance Corporation (2000 to 2009).

John C. Pomeroy, Jr., 62. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was

94 Trustees and Officers

Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Gregory Kellam Scott, 60. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently is employed as a member of the Executive Staff of the President of Ivy Tech Community College, recently appointed as Assistant to the President for Diversity and Community Relations (April 2008 to present). Prior to his current employment, he served as Executive Director of the Indiana Civil Rights Commission (2005 to 2008) and is a member of the U.S. State Department’s Advisory Committee on the African Judiciary (2006 to present). Mr. Scott was Senior Vice President -Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and served as a Justice on the Colorado Supreme Court (1993 to 2000). From 1980 until 1993, he was a member of the faculty of the University Of Denver College Of Law.

R. Michael Sentel, 61. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 58, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to 2009). Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Erik L. Jonson, 60. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996.

Trustees and Officers 95

Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief Financial Officer, Secretary and Director (1998 to present) of IM&R; and Executive Vice and Treasurer/Financial Principal (1996 to present) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to 2009).

Jessica Seidlitz, 31. Ms. Seidlitz serves as Assistant Treasurer of the Funds (2007 to present). She also serves as Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP, (2001 to 2004).

Donald Salcito, 56. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel, for IDI (2005 to present); Chief Compliance Officer of IDI (2005 to 2007); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to 2009). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000 to 2005).

Brian Harding, 30. Mr. Harding serves as Chief Compliance Officer of the Funds (2008 to present). Mr. Harding also serves as Anti-Money Laundering Officer of the Funds (2008 to present). Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

96 Trustees and Officers

Other Information (unaudited)

Renewal of Investment Advisory Agreements

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 10, 2009, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2009.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to

Other Information 97

which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the Board of Trustees’ discussion, management personnel noted that the markets overall had performed poorly in 2008 and the beginning of 2009 and that the ICON Funds performed poorly as well. In this regard it was noted that late 2008 Board meetings the Adviser advised that it was concerned with the poor performance and began an internal analysis to determine the cause. Management advised that, in light of the analysis, it believes that the Adviser’s valuation equation was over valuing riskier stocks due to several factors - including, but not limited to, the extreme events of 2008, the industry wide undervaluing of risk, and the increase in the number of stocks in the Adviser’s investable universe; and that, in light of such, the Adviser made modifications to the risk valuation metrics of the valuation equation - namely that the Adviser modified the equation so that the valuation equation now takes into account an additional item of information on each individual company. The Trustees recalled that during the entire process, Management kept the Trustees informed, updating the Trustees on the status of the internal analysis and the changes to the valuation equation as the changes were being implemented. In addition, in response to Trustee questions, the Adviser advised that it has monitored Fund performance after implementation of the modification and found significant improvement; and that it believes this adjustment has improved the valuation equation and will benefit the Funds going forward. In reaching their conclusions, the Trustees noted that they have taken into consideration the poor overall market performance, the Funds’ performance, and the Adviser’s response, analysis and changes to the valuation equation.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide

98 Other Information

quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each fund covered by the Advisory Agreements due to the tumultuous markets during the past year, to related poor Fund performance, and to redemptions. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper Analytical Services concerning funds of

Other Information 99

similar size and funds of larger size, as well as data concerning ICON’s other clients and noted:

A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. that contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and consistent with those of similarly managed Funds;

C. that contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds’ expense ratios were competitive in light of their size;

D. that ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E. that the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F. that, the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage; and

G. that ICON has contractually commited to breakpointas in it fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted:

A. that ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that profits derived from providing the services are competitive and reasonable; and

B. that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality to which it provides advisory services; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders

100 Other Information

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2009, qualifies for the corporate dividends received deduction for the following Funds:

Dividends
Received
Fund	Deduction

ICON Energy Fund	55.68%
ICON Financial Fund	100.00%
ICON Industrials Fund	87.64%
ICON Materials Fund	88.95%
ICON Telecommunication & Utilities Fund	100.00%

For the fiscal year ended September 30, 2009, the following Funds paid qualified dividend income:

Fund	Amount

ICON Energy Fund	53.04%
ICON Financial Fund	100.00%
ICON Industrials Fund	85.62%
ICON Materials Fund	89.90%
ICON Telecommunication & Utilities Fund	100.00%

The Funds designate the following amounts, or the maximum amount needed, as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

ICON Energy Fund	$126,882,028
ICON Leisure and Consumer Staples Fund	9,922

Other Information 101

Portfolio Holdings

A list of each ICON Fund’s Top 10 holdings is available at www.iconfunds.com on or about 15 days following each month- end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the SEC’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

102 Other Information

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ICON Funds Privacy Policy

In the course of doing business with the ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON Companies”) you provide personal and financial information. The ICON Companies respect your privacy. We collect non-public personal information about you on your applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, social security number, account information, investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Further, we may permit third party vendors to download this information as needed, in order to assist us or your Registered Representative/Financial Adviser in maintaining your account. Otherwise, our policies prohibit employees of the ICON Companies from sharing your personal and financial information except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.

109 ICON Funds Privacy Policy

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial experts are Glen F. Bergert, Gregory Kellam Scott and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Fiscal year ended 9/30/09

		Registrant	Covered Entities [1]
(a)	Audit Fees [2]	$310,400	N/A
(b)	Non-Audit Fees	$101,700	$12,500
(c)	Tax Fees [3]
	All Other Fees [4]	10,700	N/A
(d)	Total Non-Audit Fees	$112,400	$12,500

Fiscal year ended 9/30/08

		Registrant	Covered Entities [1]
(a)	Audit Fees [2]	$365,650	N/A
(b)	Non-Audit Fees	$113,650	$45,000
(c)	Tax Fees [3]
	All Other Fees [4]	N/A	N/A
(d)	Total Non-Audit Fees	$113,650	$45,000

1.	Covered Entities include ICON Advisers, Inc. (“ICON Advisers”), investment adviser and administrator to the Registrant, as well as ICON Advisers’ affiliated entities.

2.	“Audit Fees” represents fees for performing an audit of the Registrant’s annual financial statements or services that are normally provided by the independent accountants in connection with statutory and regulatory filings.

3.	“Tax Fees” represent fees for tax return preparation, excise distribution calculations, quarterly tax compliance reviews, and tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns. ICON Advisers pays $1,000 under its Administration Agreement with the Registrant.

4.	“All Other Fees” paid by the Registrant in fiscal year 2009 were related to multi-class issues.
     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.
Not applicable.
Item 6. Investments.
(a) Not applicable.

(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable — Only effective for annual reports.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)ICON Funds
By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan,
President and Chief Executive Officer (Principal Executive Officer)
Date December 2, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan,
President and Chief Executive Officer (Principal Executive Officer)
Date December 2, 2009

By (Signature and Title)*	/s/ Erik L. Jonson
Erik L. Jonson,
Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Date December 2, 2009

*	Print the name and title of each signing officer under his or her signature.